As filed with the Securities and Exchange Commission on August 21, 1998

                                                       Registration Nos. 33-6930
                                                                        811-4728
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -------------

                                    FORM N-1A
                             REGISTRATION STATEMENT
                                    Under the
                             SECURITIES ACT OF 1933                          [X]
                          Pre-Effective Amendment No.                        [ ]

                        Post-Effective Amendment No. 14                      [X]

                                     and/or

                             REGISTRATION STATEMENT
                                    Under the
                         INVESTMENT COMPANY ACT OF 1940                      [X]

                                Amendment No. 15                             [X]

                        (Check appropriate box or boxes)

                                  -------------

                         Phoenix Income and Growth Fund
         (Exact Name of Registrant as Specified in Declaration of Trust)

                                  -------------

       101 Munson Street, Greenfield, MA                           01301
     (Address of Principal Executive Offices)                   (Zip Code)

         c/o Phoenix Equity Planning Corporation--Shareholder Services


                                 (800) 243-1574
              (Registrant's Telephone Number, including Area Code)

                                  -------------

                               Thomas N. Steenburg

                      Vice President, Counsel and Secretary
                        Phoenix Investment Partners, Ltd.
                               56 Prospect Street
                        Hartford, Connecticut 06115-0479
                     (name and address of Agent for Service)


                                 -------------

                  Approximate Date of Proposed Public Offering
             It is proposed that this filing will become effective (check appropriate box)


             [X] immediately upon filing pursuant to paragraph (b)
             [ ] on      pursuant to paragraph (b)

             [ ] 60 days after filing pursuant to paragraph(a)(i)
             [ ] on      pursuant to paragraph (a)(i)
             [ ] 75 days after filing pursuant to paragraph (a)(ii)
             [ ] on      pursuant to paragraph (a)(ii) of Rule 485.
             If appropriate, check the following box:
             [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


================================================================================

                         PHOENIX INCOME AND GROWTH FUND

                   Cross Reference Sheet Pursuant to Rule 495


                                     PART A




    Part I of Form N-1A                                       Prospectus Caption
    --------------------------------------------------------  ------------------
    1.    Cover Page .......................................  Cover Page
    2.    Synopsis .........................................  Introduction; Fund Expenses
    3.    Condensed Financial Information ..................  Financial Highlights
    4.    General Description of Registrant ................  Introduction; Investment Objectives and Policies;
                                                              Additional Information
    5.    Management of the Fund ...........................  Introduction; Management of the Fund;
                                                              Distribution Plans
  5A.     Management's Discussion of Fund Performance ......  Performance Information
    6.    Capital Stock and Other Securities ...............  Introduction; Investment Restrictions; Net Asset Value;
                                                              Dividends, Distributions and Taxes; Additional
                                                              Information; Investor Account Services
    7.    Purchase of Securities Being Offered .............  How to Buy Shares; Distribution Plans; Net Asset
                                                              Value; Investor Account Services
    8.    Redemption or Repurchase .........................  How to Redeem Shares
    9.    Pending Legal Proceeding .........................  Not Applicable


                                     PART B



    Part I of Form N-1A                                      Statement of Additional Information
----------------------------------------------------------   ----------------------------------------------------
    10.    Cover Page ....................................   Cover Page
    11.    Table of Contents .............................   Table of Contents
    12.    General Information ...........................   Cover Page; The Fund; Other Information
    13.    Investment Objectives and Policies ............   Cover Page; Investment Objectives and Policies;
                                                             Investment Restrictions; Investment Techniques
    14.    Management of the Fund ........................   Trustees and Officers
    15.    Control Persons and Principal Holders of
           Securities ....................................   Trustees and Officers
    16.    Investment Advisory & Other Services ..........   Services of the Adviser; The Distributor;
                                                             Distribution Plans
    17.    Brokerage Allocation ..........................   Portfolio Transactions and Brokerage
    18.    Capital Stock and Other Securities ............   The Fund
    19.    Purchase, Redemption and Pricing of Securities    How to Buy Shares; Alternative Purchase
           Being Offered .................................   Arrangements; Investor Account Services; Redemption
                                                             of Shares; Net Asset Value
    20.    Tax Status ....................................   Dividends, Distributions and Taxes
    21.    Underwriter ...................................   The Distributor; Distribution Plans
    22.    Calculations of Performance Data ..............   Performance Information
    23.    Financial Statements ..........................   Financial Statements

P H O E N I X
      F U N D S




Prospectus                    August 28, 1998

                      [triangle] PHOENIX INCOME AND
                                 GROWTH FUND







[PHOENIX LOGO] PHOENIX
               INVESTMENT PARTNERS

                         PHOENIX INCOME AND GROWTH FUND
                                101 Munson Street
                              Greenfield, MA 01301

                                   PROSPECTUS

                                 August 28, 1998




     Phoenix Income and Growth Fund (the "Fund") is a diversified, open-end management investment company with a primary investment objective of investing in a diversified group of securities that are selected for current yield consistent with preservation of capital. The secondary objective of the Fund, which is a non-fundamental policy, is to achieve capital appreciation when it is consistent with the Fund's primary objective.


     This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund, Adviser or Distributor. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state in which or to any person to whom it is unlawful to make such offer. Neither the delivery of this Prospectus nor any sale hereunder shall, under any circumstances, create an implication that information herein is correct at any time subsequent to its date. Investors should read and retain this Prospectus for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated August 28, 1998, which has been filed with the Securities and Exchange Commission (the "Commission") and is available upon request at no charge by calling (800) 243-4361 or by writing to Phoenix Equity Planning Corporation at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200. The Statement of Additional Information is incorporated herein by reference.

     The Commission maintains a Web site (http://www.sec.gov) that contains this Prospectus, the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the Commission.


     Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, credit union, or affiliated entity, and are not federally insured or otherwise protected by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency and involve investment risk, including possible loss of principal.

================================================================================
LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED
BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
================================================================================

                        CUSTOMER SERVICE: (800) 243-1574
                           MARKETING: (800) 243-4361
                        TELEPHONE ORDERS: (800) 367-5877
                 TELECOMMUNICATION DEVICE (TTY): (800) 243-1926

                               TABLE OF CONTENTS




                                                    Page
                                                   -----
INTRODUCTION .....................................   3
FUND EXPENSES ....................................   4
FINANCIAL HIGHLIGHTS .............................   5
PERFORMANCE INFORMATION ..........................   6
INVESTMENT OBJECTIVES AND POLICIES ...............   6
INVESTMENT TECHNIQUES AND RELATED RISKS ..........   7
INVESTMENT RESTRICTIONS ..........................  11
MANAGEMENT OF THE FUND ...........................  11
DISTRIBUTION PLANS ...............................  12
HOW TO BUY SHARES ................................  13
INVESTOR ACCOUNT SERVICES ........................  18
NET ASSET VALUE ..................................  19
HOW TO REDEEM SHARES .............................  19
DIVIDENDS, DISTRIBUTIONS AND TAXES ...............  20
ADDITIONAL INFORMATION ...........................  21

                                  INTRODUCTION

     This Prospectus describes the shares offered by and the operations of Phoenix Income and Growth Fund (the "Fund"). The Fund is a diversified, open-end management investment company established as a Massachusetts business trust. The Fund's primary investment objective is to invest in a diversified group of securities that are selected for current yield consistent with preservation of capital. The secondary objective of the Fund is to achieve capital appreciation when it is consistent with the Fund's primary objective.


Investment Adviser

     Phoenix Investment Counsel, Inc. (the "Adviser" or "PIC") is the investment adviser of the Fund. The Adviser is a subsidiary of Phoenix Investment Partners, Ltd. (formerly Phoenix Duff & Phelps Corporation) and an indirect subsidiary of Phoenix Home Life Mutual Insurance Company. See "Management of the Fund" for a description of the Management Agreement and management fees.



Distributor and Distribution Plans

     Phoenix Equity Planning Corporation ("Equity Planning" or the "Distributor"), serves as national distributor of the Fund's shares. See "Distribution Plans" and the Statement of Additional Information. Equity Planning also acts as financial agent of the Fund and as such receives a fee. See "The Financial Agent." Equity Planning also serves as the Fund's transfer agent. See "The Custodian and Transfer Agent."

     The Fund has adopted separate amended and restated distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act") for all classes. Pursuant to the amended and restated distribution plans, the Fund will pay the Distributor 0.25% of the Fund's average daily net assets of each Class for furnishing of shareholder services (the "Service Fee"). Pursuant to the distribution plans adopted for Class A and Class B Shares, the Fund shall reimburse the Distributor up to a maximum annual rate of 0.05% of the Fund's average daily Class A Share net assets and 0.75% of the Fund's average daily Class B Share net assets for distribution expenditures incurred in connection with the sale and promotion of such Shares. Although the Class A Shares Plan provides for a 0.05% distribution fee, the Distributor has voluntarily agreed to waive the 12b-1 distribution fee charged to Class A Shares to for the fiscal year 1999. See "Distribution Plans."


Purchase of Shares

     The Fund offers two classes of shares which may be purchased at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed (i) at the time of purchase (the "Class A Shares") or (ii) on a contingent deferred basis (the "Class B Shares"). Completed applications for the purchase of shares should be mailed to the Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.


     Class A Shares are offered to the public at the next determined net asset value after receipt of the order by State Street Bank and Trust Company ("State Street Bank"), or an authorized agent, plus a maximum sales charge of 4.75% of the offering price (4.99% of the amount invested) on single purchases of less than $50,000. The sales charge for Class A Shares is reduced on a graduated scale on single purchases of $50,000 or more and subject to other conditions stated below. See "How to Buy Shares," "How to Obtain Reduced Sales Charges on Class A Shares," and "Net Asset Value."

     Class B Shares are offered to the public at the next determined net asset value after receipt of an order by State Street Bank, or an authorized agent, with no sales charge. Class B Shares are subject to a sales charge if they are redeemed within five years of purchase. See "How to Buy Shares" and "Deferred Sales Charge Alternative--Class B Shares."


     Shares of each Class represent an identical interest in the investment portfolio of the Fund and have the same rights, except that Class B Shares bear the cost of the higher distribution fees which cause the Class B Shares to have a higher expense ratio and to pay lower dividends than Class A Shares. See "How to Buy Shares."


Minimum Initial and Subsequent Investments

     The minimum initial investment is $500 ($25 if using the bank draft investment program designated "Investo-Matic") and the minimum subsequent investment is $25. Exceptions to the minimum and subsequent investment amounts are available under certain circumstances. See "How to Buy Shares."


Redemption of Shares


     Class A Shares may be redeemed at any time at the net asset value per share next computed after receipt of a redemption request by State Street Bank or an authorized agent. Class B shareholders redeeming shares within five years of the date of purchase will normally be assessed a contingent deferred sales charge. See "How to Redeem Shares."



Risk Factors

     There can be no assurance that the Fund will achieve its investment objectives. In addition, special risks may be presented by the particular types of securities in which the Fund may invest. For example, investment in lower-rated securities is speculative and involves risks not associated with investment in higher rated securities, including overall greater risk of non-payment of interest and principal and potentially greater sensitivity to general economic conditions and changes in interest rates. See "Investment Objectives and Policies."



Pending Transaction

     Subject to the approval of shareholders of the Phoenix Convertible Fund Series (a series of Phoenix Series Fund), shares of the Fund will be issued to those shareholders of the Phoenix Convertible Fund Series in exchange for the assets and liabilities of that fund. If approved, it is anticipated that the merger of Phoenix Convertible Fund will be completed in October 1998.

                                  FUND EXPENSES


     The following table illustrates all fees and expenses a shareholder will incur. The fees and expenses set forth in the table are for the fiscal year ended April 30, 1998.




                                                                                           Class A Shares
                                                                                          ----------------
Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases (as a percentage of offering price)                       4.75%
Maximum Sales Load Imposed on Reinvested Dividends                                              None
Deferred Sales Load (as a percentage of original purchase price or redemption proceeds,         None
 as applicable)
Redemption Fee                                                                                  None
Exchange Fee                                                                                    None
Annual Fund Operating Expenses
 (as a percentage of average net assets)
 Management Fees                                                                                  0.70%
 12b-1 Fees (a)                                                                                   0.25%
 Other Operating Expenses                                                                         0.18%
                                                                                                ------
 Total Fund Operating Expenses                                                                    1.13%
                                                                                                ======



                                                                                                Class B Shares
                                                                                          -------------------------
Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases (as a percentage of offering price)                         None
Maximum Sales Load Imposed on Reinvested Dividends                                                  None
Deferred Sales Load (as a percentage of original purchase price or redemption proceeds,   5% during the first
 as applicable)                                                                           year, decreasing 1%
                                                                                          annually to 2%
                                                                                          during the fourth
                                                                                          and fifth years;
                                                                                          decreasing to 0%
                                                                                          after the fifth year.
Redemption Fee                                                                                      None
Exchange Fee                                                                                        None
Annual Fund Operating Expenses
 (as a percentage of average net assets)
 Management Fees                                                                                  0.70%
 12b-1 Fees (a)                                                                                   1.00%
 Other Operating Expenses                                                                         0.18%
                                                                                                   ----
 Total Fund Operating Expenses                                                                    1.88%
                                                                                                   ====


-----------

     (a) "Rule 12b-1 fees" represent an asset based sales charge that, for a long term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD"). While the Class A Share Distribution Plan continues to provide for a 0.30% distribution fee, the Distributor has voluntarily agreed to limit the fee to 0.25% for the fiscal year 1999. Rule 12b-1 fees as stated include a service fee. The portion of the Class B Shares 12b-1 Fees that are not service fees reimburse the Distributor for certain qualifying distribution expenses. Based on current levels of reimbursable expenses the Distributor expects that the actual 12b-1 Fees paid with respect to Class B Shares may be less than 1.00% for the fiscal year 1999. See "Distribution Plans."





                                                                             Cumulative Expenses
                                                                             Paid for the Period

Example*                                                          1 year     3 years     5 years     10 years
--------                                                          ------     --------    --------    --------
An investor would pay the following expenses on a $1,000
 investment, (1) a 5% annual return and (2) redemption at the end of each time period:
  Class A Shares                                                    $58        $82         $107        $178
  Class B Shares                                                    $59        $79         $102        $201
An investor would pay the following expenses on the same
 $1,000 investment assuming no redemption at the end of each time period:
  Class A Shares                                                    $58        $82         $107        $178
  Class B Shares                                                    $19        $59         $102        $201


*The purpose of the above table is to help the investor understand the various costs and expenses the investor will bear directly or indirectly. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. Class B Share figures assume conversion to Class A Shares after eight years. See "Management of the Fund," "Distribution Plans" and "How to Buy Shares."

                              FINANCIAL HIGHLIGHTS

     The following table sets forth certain financial information for respective fiscal years of the Fund. The financial information has been audited by PricewaterhouseCoopers LLP, independent accountants. Their opinion and the Fund's financial statements and notes thereto are incorporated by reference in the Statement of Additional Information. The Statement of Additional Information and the Fund's most recent Annual Report (containing the Report of Independent Accountants and additional information relating to Fund performance) are available at no charge upon request by calling (800) 243-4361.




    (Selected data for a share outstanding throughout the indicated period)
--------------------------------------------------------------------------------


                                                              Class A
                                  ----------------------------------------------------------------
                                                        Year Ended April 30,
                                      1998         1997         1996         1995         1994
                                  ------------ ------------ ------------ ------------ ------------
Net asset value,
 beginning of period                  $9.86       $10.08       $8.88        $9.33        $9.92
Income from investment operations:
  Net investment income                0.38         0.40        0.44         0.46         0.45
  Net realized and
   unrealized gain (loss)              1.63         0.66        1.22         0.03        (0.08)
                                   --------     --------    --------     --------     --------
  Total from
   investment operations               2.01         1.06        1.66         0.49         0.37
                                   --------     --------    --------     --------     --------
Less distributions:
 Dividends from net
  investment income                   (0.39)       (0.40)      (0.42)       (0.45)       (0.44)
 Dividends from net
  realized gains                      (1.28)       (0.88)      (0.04)       (0.33)       (0.52)
 In excess of
  accumulated net
  realized gains                         --           --          --        (0.16)          --
                                   ---------    --------    --------     --------     --------
  Total distributions                 (1.67)       (1.28)      (0.46)       (0.94)       (0.96)
                                   ---------    --------    --------     --------     --------
Change in net asset value              0.34        (0.22)       1.20        (0.45)       (0.59)
                                   ---------    --------    --------     --------     --------
Net asset value, end of period       $10.20      $  9.86      $10.08      $  8.88      $  9.33
                                   =========    ========    ========     ========     ========
Total return(2)                       21.87%       10.93%      19.01%        5.95%        3.38%
Ratios/supplemental data:
 Net assets,
  end of period (thousands)        $459,992    $ 451,439    $493,454     $490,225     $524,855
 Ratio to average net assets of:
  Expenses                             1.13%        1.18%       1.18%        1.16%        1.23%
  Net investment income                3.61%        3.82%       4.39%        5.07%        4.57%
 Portfolio turnover rate                155%         111%        107%          90%          88%
Average commission rate paid(5)    $ 0.0556    $  0.0515         N/A          N/A          N/A



                                                                              Class A                 Class B
                                  -----------------------------------------------------------  -----------------------
                                                         Year Ended April 30,
                                   1993         1992         1991         1990         1989        1998        1997
                                  --------    ---------    --------     ---------    --------     --------    -------
Net asset value,
 beginning of period                 $9.13       $8.48        $7.89        $8.31        $7.50        $9.87      $10.09
Income from investment
operations:
  Net investment income               0.43(1)     0.45         0.45         0.50         0.50         0.30        0.31
  Net realized and
   unrealized gain (loss)             0.88        0.88         0.65        (0.08)        1.05         1.64        0.67
                                  --------    --------     --------     --------     --------     --------    --------
  Total from
   investment operations              1.31        1.33         1.10         0.42         1.55         1.94        0.98
                                  --------    --------     --------     --------     --------     --------    --------
Less distributions:
 Dividends from net
  investment income                  (0.44)      (0.44)       (0.44)       (0.50)       (0.52)       (0.31)      (0.32)
 Dividends from net
  realized gains                     (0.08)      (0.24)       (0.07)       (0.34)       (0.22)       (1.28)      (0.88)
 In excess of
  accumulated net
  realized gains                        --          --           --           --           --           --          --
                                  --------    --------     --------     --------     --------     --------    --------
  Total distributions                (0.52)      (0.68)       (0.51)       (0.84)       (0.74)       (1.59)      (1.20)
                                  --------    --------     --------     --------     --------     --------    --------
Change in net asset value             0.79        0.65         0.59        (0.42)       0.81          0.35       (0.22)
                                  --------    --------     --------     --------     --------     --------    --------
Net asset value, end of period    $   9.92     $  9.13        $8.48      $  7.89        $8.31       $10.22       $9.87
                                  ========    ========     ========     ========     ========     ========    ========
Total return(2)                      14.78%      16.28%       14.60%        4.58%       21.72%       21.03%      10.05%
Ratios/supplemental data:
 Net assets,
  end of period (thousands)       $514,803    $357,366     $254,013     $201,249     $158,190     $361,876    $370,929
 Ratio to average net assets of:
  Expenses                            1.33%       1.38%        1.43%        1.22%        0.95%        1.88%       1.93%
  Net investment income               4.60%       4.99%        5.52%        5.58%        6.37%        2.86%       3.06%
 Portfolio turnover rate                44%         32%          38%          19%          23%         155%        111%
Average commission rate paid(5)        N/A          N/A          N/A         N/A          N/A      $0.0556     $0.0515



                                                                  Class B
                                  -----------------------------------------------------------------------
                                                                                               From
                                                                                             inception
                                                   Year Ended April 30,                      1/3/92 to
                                      1996         1995         1994           1993           4/30/92
                                  ------------ ------------ ------------ --------------- ----------------
Net asset value,
 beginning of period                  $8.88        $9.32      $  9.92         $  9.13     $  8.98
Income from investment
operations:
  Net investment income                0.36         0.39         0.38            0.25(1)     0.08
  Net realized and
   unrealized gain (loss)              1.23         0.04        (0.08)           1.00        0.15
                                   --------     --------     --------        --------     -------
  Total from
   investment operations               1.59         0.43         0.30            1.25        0.23
                                   --------     --------     --------        --------     -------
Less distributions:
 Dividends from net
  investment income                   (0.34)       (0.38)       (0.38)          (0.38)      (0.08)
 Dividends from net
  realized gains                      (0.04)       (0.33)       (0.52)          (0.08)         --
 In excess of
  accumulated net
  realized gains                         --        (0.16)          --              --          --
                                   --------     --------     --------        --------     -------
  Total distributions                 (0.38)       (0.87)       (0.90)          (0.46)      (0.08)
                                   --------     --------     --------        --------     -------
Change in net asset value              1.21        (0.44)       (0.60)           0.79        0.15
                                   --------     --------     --------        --------     -------
Net asset value, end of period       $10.09      $  8.88      $  9.32         $  9.92       $9.13
                                   ========     ========     ========        ========     =======
Total return(2)                       18.14%        5.23%        2.62%          14.09%       2.69%(4)
Ratios/supplemental data:
 Net assets,
  end of period (thousands)        $396,169     $386,515     $378,847        $217,432     $21,983
 Ratio to average net assets of:
  Expenses                             1.93%        1.91%        1.91%           2.03%       2.08%(3)
  Net investment income                3.64%        4.32%        3.98%           3.73%       4.07%(3)
 Portfolio turnover rate                107%          90%          88%             44%         32%
Average commission rate paid(5)         N/A          N/A          N/A       N/A               N/A


(1)Computed using average shares outstanding.
(2)Maximum sales charge is not reflected in total return calculation.
(3)Annualized
(4)Not annualized
(5)For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

                             PERFORMANCE INFORMATION

     The Fund may, from time to time, include its yield and total return in advertisements, sales literature or reports to shareholders or prospective investors. Both yield and total return figures are computed separately for Class A and Class B Shares in accordance with formulas specified by the Securities and Exchange Commission and are based on historical earnings and are not intended to indicate future performance.

     The yield of the Fund will be computed by dividing the Fund's net investment income over a 30-day period by an average value of invested assets (using the average number of shares entitled to receive dividends and the maximum offering price per share at the end of the period), all in accordance with applicable regulatory requirements. Such amount will be compounded for six months and then annualized for a twelve-month period to derive the Fund's yield.

     Standardized quotations of average annual total return for Class A and Class B Shares will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in either Class A or Class B Shares over a period of 1, 5 and 10 years (or up to the life of the class of shares). Standardized total return quotations reflect the deduction of a proportional share of each Class's expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B Shares, and assume that all dividends and distributions on Class A and Class B Shares are reinvested when paid. It is expected that the performance of Class A Shares will be better than that of Class B Shares as a result of lower distribution fees paid by Class A Shares. The Fund also may quote supplementally a rate of total return over different periods of time by means of aggregate, average, and year-by-year or other types of total return figures. In addition, the Fund may from time to time publish materials citing historical volatility for shares of the Fund.

     The Fund may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, the Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor's The Outlook, and Personal Investor. The Fund may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of the Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), Dow Jones Industrial Average, Europe Australia Far East Index (EAFE), Consumer Price Index, Lehman Brothers Corporate Index and Lehman Brothers T-Bond Index. The S&P 500 is a commonly quoted measure of stock market performance and represents common stocks of companies of varying sizes segmented across 90 different industries which are listed on the New York Stock Exchange, the American Stock Exchange or traded over the NASDAQ National Market System.

     Advertisements, sales literature and other communications may contain information about the Fund or Adviser's current investment strategies and management style. Current strategies and style may change to allow the Fund to respond quickly to changing market and economic conditions. From time to time the Fund may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, the Fund may separate its cumulative and average annual returns into income and capital gains components; or cite separately as a return figure the equity or bond portion of the Fund's portfolio; or compare the Fund's equity or bond return figure to well-known indices of market performance including but not limited to: the S&P 500, Dow Jones Industrial Average, CS First Boston High Yield Index and Salomon Brothers Corporate Bond and Government Bond Indices.

     Performance information for the Fund reflects only the performance of a hypothetical investment in Class A or Class B Shares of the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objective and policies, characteristics and qualities of the portfolio, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine total return for the Fund, see the Statement of Additional Information.

     The Fund's Annual Report, available upon request and without charge, contains a discussion of the performance of the Fund and a comparison of that performance to a securities market index.


                             INVESTMENT OBJECTIVES
                                 AND POLICIES

     The primary investment objective of the Fund is to provide an investment in a diversified group of securities that are selected for current yield consistent with preservation of capital. The primary investment objective of the Fund is a fundamental policy which may not be changed without the approval of the holders of a majority of the outstanding shares of the Fund. The secondary investment objective of the Fund is to achieve capital appreciation when that is consistent with the Fund's primary investment objective. The secondary investment objective of the Fund is a non-fundamental policy that is changeable by a vote of the Trustees. At least 65% of the Fund's total assets will be invested in securities that produce income and achieve capital growth.


     The Fund's portfolio will contain income producing securities, including equity securities such as common stock, securities convertible to common stock, debt securities, U.S. government securities and options on securities, securities indexes and currencies. The proportion of holdings in each class of securities will vary in accordance with the level of return that can be obtained from these various types of securities. The Fund may invest up to 35% of its total net assets in high risk fixed income securities (commonly referred to as "junk" bonds.) The Fund may, but is not required to, dispose of debt securities whose credit quality falls below investment grade. There is no assurance that the Fund will meet its investment objectives.



     The table below shows the dollar weighted average of total investments, as of April 30, 1998, listed by Standard & Poor's ("S&P") rating categories, or comparable rating by another nationally recognized statistical rating organization ("NRSRO"). The column titled "Not Rated" reflects the percentage of portfolio holdings which were not rated by any NRSRO but which the Adviser has judged to be comparable in quality to the corresponding rating categories.





 S&P Rating       Rated      Not Rated
------------   ----------   ----------
AAA                18.7%        0.7%
AA                  6.4         0.0
A                   3.2         0.1
BBB                 5.9         0.7
BB                  7.1         0.4
B                   2.0         1.1
CCC                 0.0         0.2
CC                  0.0         0.0
C                   0.0         0.0
D                   0.0         0.0
                   ----         ---
                   43.3         3.2


Risk Considerations

     Securities rated BBB/Baa by Standard & Poor's Corporation and Moody's Investor's Services Inc., respectively, are medium grade investment obligations that may have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payments in the case of such obligations, than is the case for higher grade securities. See the Appendix in the Statement of Additional Information for a description of certain bond ratings.



     While the Adviser will seek to minimize risk through diversification and continual evaluation of current developments in interest rates and economic conditions, the market prices of lower rated securities generally fluctuate in response to changes in interest rates and economic conditions more than those of higher rated securities. Using credit ratings helps to evaluate the safety of principal and interest payments but does not assess market risk. Fluctuations in the market value of portfolio securities subsequent to acquisition by the Fund will not normally affect cash income from such securities but will be reflected in the Fund's net asset value. Additionally, with lower rated securities, there is a greater possibility that an adverse change in the financial condition of the issuer, particularly a highly leveraged issuer, may affect its ability to make payments of income and principal and increase the expenses of the Fund seeking recovery from the issuer. Also, because the Fund intends to invest in securities in lower rating categories, the achievement of its goals will be more dependent on the Adviser's ability than would be the case if the Fund were investing in securities in the higher rating categories. Lower-rated securities may be thinly traded and less liquid than higher rated securities and therefore harder to value and more susceptible to adverse publicity concerning the issuer.


     Securities are selected for long-term investment and it is generally not the policy of the Fund to purchase securities for trading purposes, although there may be a limited number of short-term transactions. In general, the assets of the Fund are kept fully invested in securities selected to meet the investment objective of the Fund, but for temporary defensive purposes (as when the Adviser believes that market conditions are adverse) any part of the assets may be held, from time to time, in cash or money market instruments including U.S. Government obligations maturing within one year from the date of purchase.



                              INVESTMENT TECHNIQUES
                                AND RELATED RISKS

Repurchase Agreements


     The Fund may enter into repurchase agreements with respect to U.S. Government Securities. Repurchase agreements may be entered into only with registered broker/ dealers or Government Securities dealers ("dealers") and depository institutions ("banks") believed by the Adviser to present minimum credit risk in accordance with guidelines approved by the Fund's Trustees. The Adviser will review and monitor the creditworthiness of such dealers and banks. Under such agreements, the dealer or bank agrees, upon entering into the contract, to repurchase a security it sells at a time and price mutually agreed upon with the purchaser of the security, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price, and such value will be determined on a daily basis by marking the underlying securities to their market value. With respect to any repurchase agreements with a maturity of greater than one day, such agreement shall be collateralized in an amount at least equal to 102 percent of the repurchase price. The Fund does not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (a) possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing rights. The Fund may invest up to 10% of its net assets in repurchase agreements; however, during temporary defensive periods, up to 50% of the Fund's net assets may be so invested.

When-Issued Securities
     The Fund may purchase securities on a when-issued or delayed delivery basis. In such transactions, the price is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place more than seven days in the future or after a period longer than the customary settlement period for the particular security. Customary settlement for newly-issued mortgage-backed securities occurs only when the composition of the underlying mortgage pool is set, typically once a month.

     At the time the Fund makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the security and the liability to pay the purchase price in determining the Fund's net asset value. The value of the security on the settlement date may be more or less than the price paid as a result of, among other things, changes in the level of interest rates or other market factors. Thus there is a risk of loss which is in addition to the risk of decline in the value of the Fund's other assets. No interest accrues on the security between the time the Fund enters into the commitment and the time the security is delivered. The Fund will establish a segregated account with the Custodian in which it will maintain cash and liquid high grade debt securities equal in value to commitments for when-issued or delayed delivery securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. While when-issued or delayed delivery securities may be sold prior to the settlement date, it is intended that the Fund will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons, in which case the Fund may sell its interest in the securities rather than take delivery, and may reinvest the proceeds in similar or other securities. The Fund may not invest more than 5% of its net assets at the time of investment in securities purchased on a when-issued or delayed delivery basis.


Investing in Foreign Securities

     The Fund may invest in the securities of foreign issuers. The Fund may invest in a broad range of foreign securities including equity, debt and convertible securities and foreign government securities. The Fund may purchase the securities of issuers from various countries, including countries commonly referred to as "emerging markets." The Fund may also invest in domestic securities denominated in foreign currencies.

     Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Many of the foreign securities held by the Fund will not be registered with, nor the issuers thereof be subject to the reporting requirements of, the U.S. Securities and Exchange Commission. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of Gross National Product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.


     Certain foreign countries are less stable politically than the United States. The possibility exists that certain foreign governments may adopt policies providing for expropriation or nationalization of assets, confiscatory taxation, currency blockage or limitations on the use or removal of monies or other assets of an investment company. Finally, the Fund may encounter difficulty in obtaining and enforcing judgments against issuers of foreign securities. The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.


     Certain emerging market countries are either comparatively undeveloped or are in the process of becoming developed and may consequently be economically based on a relatively few or closely interdependent industries. A high proportion of the securities of many emerging market issuers may also be held by a limited number of large investors trading significant blocks of securities. While the Adviser will strive to be sensitive to publicized reversals of economic conditions, political unrest and adverse changes in trading status, unanticipated political and social developments may affect the values of the Fund's investments in such countries and the availability of additional investments in such countries.

     When investing in securities denominated in foreign currencies, the Fund will be subject to the additional risk of currency fluctuations. An adverse change in the value of a particular foreign currency as against the U.S. dollar, to the extent that such change is not offset by a gain in other foreign currencies, will result in a decrease in the Fund's assets. Any such change may also have the effect of decreasing or limiting the income available for distribution. Foreign currencies may be affected by revaluation, adverse political and economic developments, and governmental restrictions. Although the Fund will invest only in securities denominated in foreign currencies that are fully convertible into U.S. dollars without legal restriction at the time of investment, no assurance can be given that currency exchange controls will not be imposed on any particular currency at a later date.

     Securities of U.S. issuers denominated in foreign currencies may be less liquid and their prices more volatile than securities issued by domestic issuers and denominated in U.S. dollars. In addition, investing in securities denominated in foreign currencies often entails costs not associated with investment in U.S. dollar-denominated securities of U.S. issuers, such as the cost of converting foreign currency to U.S. dollars, higher brokerage commissions, custodial expenses and other fees. Non-U.S. dollar denominated securities may be subject to certain withholding and other taxes of the relevant jurisdiction, which may reduce the yield on the securities to the Fund and which may not be recoverable by the Fund or its investors.


     The Fund will calculate its net asset value and complete orders to purchase, exchange or redeem shares only on a Monday-Friday basis (excluding holidays on which the New York Stock Exchange is closed). Foreign securities in which the Fund may invest may be primarily listed on foreign stock exchanges which may trade on other days (such as Saturdays). As a result, the net asset value of the Fund's portfolio may be affected by such trading on days when a shareholder has no access to the Fund.



Forward Foreign Currency Exchange Contracts

     In order to hedge against adverse movements in exchange rates between currencies, the Fund may enter into forward foreign currency exchange contracts ("forward currency contracts") for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. The Fund may enter into forward currency contracts either with respect to specific transactions or with respect to the Fund's portfolio positions. For example, when the Fund anticipates making a purchase or sale of a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which a currency exchange transaction related to the purchase or sale will be made. Further, when the Adviser believes that a particular currency may decline compared to the U.S. dollar or another currency, the Fund may enter into a forward contract to sell the currency that the Adviser expects to decline in an amount approximating the value of some or all of the Fund's portfolio securities denominated in that currency.

     The Fund's use of forward currency contracts involves certain investment risks and transaction costs to which it might not otherwise be subject. These include: (1) the Adviser may not always be able to accurately predict movements within currency markets, (2) the skills and techniques needed to use forward currency contracts are different from those needed to select the securities in which the Fund invests and (3) there is no assurance that a liquid secondary market will exist that would enable the Adviser to "close out" existing (current) contracts when doing so is desirable. The Fund's successful use of forward currency contracts, options on foreign currencies, futures contracts on foreign currencies and options on such contracts depends upon the Adviser's ability to predict the direction of the market and political conditions, which require different skills and techniques than predicting changes in the securities markets generally. For instance, if the value of the securities being hedged moves in a favorable direction, the advantage to the Fund would be wholly or partially offset by a loss in the forward contracts or futures contracts. Further, if the value of the securities being hedged does not change, the Fund's net income would be less than if the Fund had not hedged since there are transactional costs associated with the use of these investment practices. These practices are subject to various additional risks. The correlation between movements in the price of options and futures contracts and the price of the currencies being hedged is imperfect. The use of these instruments will hedge only the currency risks associated with investments in foreign securities, not market risks. In addition, if the Fund purchases these instruments to hedge against currency advances before it invests in securities denominated in such currency and the currency market declines, the Fund might incur a loss on the futures contract. The Fund's ability to establish and maintain positions will depend on market liquidity. The ability of the Fund to close out a futures position or an option depends upon a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular futures contract or option at any particular time. The loss from investing in futures contracts is potentially unlimited.


U.S. Treasury and Corporate Zero Coupon Bonds

     The Fund invests from time to time in U.S. Treasury and corporate zero coupon bonds. Zero coupon bonds are issued and traded at a discount from their face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the bonds and prevailing interest rates. The market price of U.S. Treasury zero coupon bonds are generally more volatile than the U.S. Treasury securities that pay interest periodically and zero coupon bonds are likely to respond to changes in interest rates to a greater degree than do securities on which regular cash payments of interest are being made that have similar maturities. In order to satisfy a requirement for qualification as a "regulated investment company" under the Code, the Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon bonds. Because the

Fund will not receive, on a current basis, cash payments in respect of accrued original issue discount on zero coupon bonds during the period before maturity, the Fund will distribute cash obtained from other sources in order to satisfy the distribution requirement under the Code. See "Dividends, Distributions and Taxes."



Private Placements and Rule 144A Securities

     The Fund may purchase securities which have been privately issued and are subject to legal restrictions on resale or which are issued to qualified institutional investors under special rules adopted by the Commission. Such securities may offer higher yields than comparable publicly traded securities. Such securities ordinarily can be sold by the Fund in secondary market transactions to certain qualified investors pursuant to rules established by the Commission, in privately negotiated transactions to a limited number of purchasers or in a public offering made pursuant to an effective registration statement under the Securities Act of 1933 (the "1933 Act"). Public sales of such securities by the Fund may involve significant delays and expense. Private sales often require negotiation with one or more purchasers and may produce less favorable prices than the sale of similar unrestricted securities. Public sales generally involve the time and expense of the preparation and processing of a registration statement under the 1933 Act (and the possible decline in value of the securities during such period) and may involve the payment of underwriting commissions. In some instances, the Fund may have to bear certain costs of registration in order to sell such shares publicly. Except in the case of securities sold to qualifying institutional investors under special rules adopted by the Commission for which the Trustees of the Fund determine the secondary market is liquid, Rule 144A securities will be considered illiquid. Trustees of the Fund may determine the secondary market is liquid based upon the following factors which will be reviewed periodically as required pursuant to procedures adopted by the Fund: the number of dealers willing to purchase or sell the security; the frequency of trades; dealer undertakings to make a market in the security, and the nature of the security and its market. Investing in Rule 144A Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. The Fund may invest up to 15% of its net assets in illiquid securities.

Mortgage-Backed and Asset-Backed Securities
The Fund may invest in mortgage-backed and other asset-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. They include pass-through instruments, representing an undivided interest in a pool of mortgages, in which the holder receives a share of all interest and principal payments from the mortgages in the pool. For many of these securities, the U.S. Government, the issuing agency, or a private entity guarantees payment of interest and principal or provides other forms of credit enhancement. Some mortgage pass-through securities entitle the holders to all or a substantial portion of the interest payments on a pool of mortgage assets ("Interest Only" securities, or "IOs") while others entitle the holders to all or a substantial portion of the principal payments ("Principal Only" securities or "POs"). Mortgage-backed securities also include collateralized mortgage obligations ("CMOs"), a term that generally includes debt instruments collateralized by mortgage loans or mortgage pass-through securities and multi-class pass-through securities. CMO's are generally issued in classes, each representing an obligation with a stated maturity or final distribution date and a specific fixed or floating coupon rate. Payments of principal and interest on the underlying mortgage assets may be allocated among the classes in various ways, resulting in differing predictability of cash flows among the classes. Other asset-backed securities apply techniques similar to those used in mortgage-backed securities to base obligations on financial assets other than mortgages, including automobile receivables, credit card receivables, loans to finance boats, recreational vehicles, and mobile homes, computer, copier, railcar, and medical equipment leases, and trade, healthcare, and franchise receivables.

Part of the cash flow of mortgage-backed or other asset-backed securities may be from the early payoff of some of the underlying loans. The specific amount and timing of such prepayments are difficult to predict, creating "prepayment risk." For mortgage-related securities, prepayments are likely to increase during periods of declining long-term interest rates because borrowers tend to refinance when interest rates drop. In the event of very high prepayments, the Fund may be required to invest these proceeds at a lower interest rate, causing the Fund to earn less than if the prepayments had not occurred. Prepayments are likely to decrease during periods of rising interest rates, causing the expected average life of mortgage-related securities to become longer. This variability of prepayments will tend to limit price gains when interest rates drop and to exaggerate price declines when interest rates rise. In general, the obligations supporting other asset-backed securities are of shorter maturities than mortgage loans and are less likely to experience substantial prepayments. However, the risks relating to default may be greater.

     The Adviser expects additional assets will be "securitized" in the future. The Fund may invest in any such instruments or variations on them to the extent consistent with the Fund's investment objectives and policies.



Other Investments


     The Fund may also lend portfolio securities and write options on securities (the Fund will limit this technique to writing covered call option contracts on securities held by the Fund). See the Fund's Statement of Additional Information for further information.


Impact of the Year 2000 Issue

     The Year 2000 issue is the result of computer programs being written using two digits rather than four to define the applicable year. There is the possibility that some or all of a company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. The cost of modifying computer programs to become Year 2000 compliant may impact the financial performance and market price of companies whose securities are held by the Fund.

     The Trustees have directed management to ensure that the systems used by service providers (including Phoenix Investment Partners, Ltd. ("PXP") and its subsidiaries) in support of the Fund's operations be assessed and brought into Year 2000 compliance. Based upon preliminary assessments, PXP has determined that it will be required to modify or replace portions of its software so that its computer systems will properly utilize dates beyond December 31, 1999. Since many of the core systems of PXP companies are investment related, PXP management believes that the majority of these systems are already Year 2000 compliant. PXP believes that with modifications to existing software and conversions to new software, the Year 2000 issue will be mitigated. It is anticipated that such modifications and conversions will be completed on a timely basis. It is not known at this time if there could be a material impact on the operations of PXP companies or the Fund if such modifications and conversions are not completed timely.

     PXP will utilize both internal and external resources to reprogram, or replace, and test the software for Year 2000 modifications. Certain systems are already in the process of being converted due to previous initiatives and it is expected that all core systems will be remediated by December 31, 1998 and tested by June 1999. The total cost to become Year 2000 compliant is not an expense of the Fund and is not expected to have a material impact on the operating results of PXP.



                             INVESTMENT RESTRICTIONS


     Not more than 25% of the total assets of the Fund will be concentrated in the securities of any one industry. No security can be purchased by the Fund if as a result (a) more than 5% of the value of the total assets of the Fund would then be invested in the securities of a single issuer (other than U.S. Government obligations) or (b) more than 10% of any class of securities, or more than 10% of the outstanding voting securities of an issuer, would be held by the Fund. A detailed description of the Fund's investment restrictions is contained in the Statement of Additional Information.



                             MANAGEMENT OF THE FUND


     The Fund is a mutual fund, technically known as an open-end investment management company. The Trustees of the Fund are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on Trustees by the 1940 Act and Massachusetts business trust law.



The Adviser

     The investment adviser to the Fund is PIC, which is located at 56 Prospect Street, Hartford, CT 06115-0486. PIC is a direct subsidiary of PXP. Phoenix Home Life Mutual Insurance Company is a majority shareholder of PXP.

     PIC presently also acts as the investment adviser to the Phoenix California Tax Exempt Bonds, Inc., Phoenix-Seneca Funds, Phoenix Multi-Sector Fixed Income Fund, Inc., Phoenix Multi-Sector Short Term Bond Fund, Phoenix Strategic Equity Series Fund, Phoenix Series Fund, Phoenix Duff & Phelps Institutional Mutual Funds (except Real Estate Equity Securities Portfolio, Enhanced Reserves Portfolio and Core Equity Portfolio), Phoenix Multi-Portfolio Fund (except Real Estate Securities Portfolio), Phoenix Growth and Income Fund of Phoenix Equity Series Fund, Phoenix Investment Trust 97, Phoenix Strategic Allocation Fund, Inc., The Phoenix Edge Series Fund (except Aberdeen New Asia Series and Real Estate Securities Series) and Phoenix Worldwide Opportunities Fund. As of May 31, 1998, the Adviser had approximately $21.6 billion in assets under management. The Adviser has acted as an investment adviser for over 60 years.


     As compensation for its services, PIC receives a fee, which is accrued daily against the value of the Fund's net assets and is paid monthly by the Fund. The fee is computed at an annual rate of 0.70% of the Fund's average daily net assets of up to $1 billion, 0.65% of the Fund's average daily net assets from $1 billion to $2 billion and 0.60% of the Fund's average daily net assets in excess of $2 billion. The ratio of the management fees to average net assets for the fiscal year ended April 30, 1998 for Class A Shares and Class B Shares was 0.70%.


The Portfolio Manager

     Investment and trading decisions for the Fund are made by a team of equity investment professionals and a team of fixed income investment professionals. Steven L. Colton is the leader of the equity team and as such is primarily responsible for the day-to-day decisions related to the equity holdings in the Fund's portfolio. Mr. Colton is also Vice President and Portfolio Manager of the Phoenix Growth and Income Fund of Phoenix Equity Series Fund. Mr. Colton joined PIC in June, 1997. Previously, Mr. Colton was Portfolio Manager for the American Century Income & Growth Fund from its inception in 1990 through May 30, 1997.



The Financial Agent


     Equity Planning acts as financial agent of the Fund and, as such, performs administrative, bookkeeping and pricing functions for the Fund. For its services as financial agent, Equity Planning will be paid a fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc., as subagent, to the financial agent, plus (2) the documented cost to the financial agent to provide financial reporting and tax services and oversight of the subagent's performance. The current fee schedule of PFPC, Inc. ranges from 0.085% to 0.0125% of the aggregate daily net asset values of the Fund. Certain minimum fees and fee waivers may apply. For its services during the Fund's fiscal year ended April 30, 1998, Equity Planning received $252,949 or .03% of average net assets.

The Custodian and Transfer Agent

     The custodian of the assets of the Fund is State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts 02101 (the "Custodian").


     Pursuant to a Transfer Agent and Service Agreement with the Phoenix Funds, Equity Planning acts as transfer agent for the Fund (the "Transfer Agent") for which it is paid $14.95 plus out-of-pocket expenses for each designated shareholder account. The Transfer Agent engages subagents to perform certain shareholder servicing functions from time to time for which such agents shall be paid a fee by Equity Planning.



Brokerage Commissions

     Although the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD") prohibit its members from seeking orders for the execution of investment company portfolio transactions on the basis of their sales of investment company shares, under such Rules, sales of investment company shares may be considered in selecting brokers to effect portfolio transactions. Accordingly, some portfolio transactions are, subject to such Rules and to obtaining best prices and executions, effected through dealers (excluding Equity Planning) who sell shares of the Fund.



                               DISTRIBUTION PLANS


     The offices of Equity Planning, the national distributor of the Fund's shares, are located at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200. Philip R. McLoughlin is a Trustee and President of the Fund and a director and officer of Equity Planning. Michael E. Haylon and William R. Moyer, directors of Equity Planning, are officers of the Fund and Mr. Moyer is also an officer of Equity Planning. G. Jeffrey Bohne, Nancy G. Curtiss, William E. Keen, III, Leonard J. Saltiel, John F. Sharry and Thomas N. Steenburg are officers of the Fund and officers of Equity Planning.

     Equity Planning and the Fund have entered into an Underwriting Agreement under which Equity Planning has agreed to use its best efforts to find purchasers for Fund shares sold subject to an initial sales charge and those sold subject to a contingent deferred sales charge. The Fund has granted Equity Planning the exclusive right to purchase from the Fund and resell, as principal, shares needed to fill unconditional orders for Fund shares. Equity Planning may sell Fund shares through its registered representatives or through securities dealers with whom it has sales agreements. Equity Planning may also sell Fund shares pursuant to sales agreements entered into with banks or bank-affiliated securities brokers who, acting as agent for their customers, place orders for Fund shares with Equity Planning. Although the Glass-Steagall Act prohibits banks and bank affiliates from engaging in the business of underwriting, distributing or selling securities (including mutual fund shares), banking regulators have not indicated that such institutions are prohibited from purchasing mutual fund shares upon the order and for the account of their customers. If, because of changes in law or regulations, or because of new interpretations of existing law, it is determined that agency transactions of banks or bank-affiliated securities brokers are not permitted under the Glass-Steagall Act, the Trustees will consider what action, if any, is appropriate. It is not anticipated that termination of sales agreements with banks or bank-affiliated securities brokers would result in a loss to their customers or a change in the net asset value per share of the Fund.


     The sale of Fund shares through a securities broker affiliated with a particular bank is not expected to preclude the Fund from borrowing from such bank or from availing itself of custodial or transfer agency services offered by such bank.


     The Trustees have adopted separate amended and restated distribution plans under Rule 12b-1 of the 1940 Act for each class of shares of the Fund (the "Class A Plan," the "Class B Plan," and collectively the "Plans"). The Plans permit the Fund to reimburse the Distributor for expenses incurred in connection with the sale and promotion of Fund shares and to pay for the furnishing of shareholder services. Pursuant to the Class A Plan, the Fund may reimburse the Distributor for actual expenses of the Distributor up to 0.05% annually for the average daily net assets of the Fund's Class A Shares. However, the Distributor has voluntarily agreed to waive reimbursement under the Class A Plan for the current fiscal year. Under the Class B Plan, the Fund may reimburse the Distributor monthly for actual expenses of the Distributor up to 0.75% annually of the average daily net assets of the Fund's Class B Shares. In addition, the Fund will pay the Distributor 0.25% annually of the average daily net assets of the Fund for providing services to shareholders, including assistance in connection with inquiries related to shareholder accounts (the "Service Fee").

     Expenditures incurred under the Plans may consist of: (i) commissions to sales personnel for selling shares of the Fund (including underwriting commissions and finance charges related to the payment of commissions); (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions which have entered into agreements with the Distributor for services rendered in connection with the sale and distribution of shares of the Fund; (iv) payment of expenses incurred in sales and promotional activities including expenditures related to the Fund; (v) the costs of preparing and distributing promotional materials; (vi) the costs of printing the Fund's Prospectus and Statement of Additional Information for distribution to potential investors; and (vii) such other similar services that the Trustees of the Fund determine are reasonably calculated to result in the sale of shares of the Fund. From the Service Fee the Distributor expects to pay a quarterly fee to qualifying broker/dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Fund shares which are reallowed to such firms. To the extent that the entire amount of the Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor.

     In order to receive payments under the Plans, participants must meet such qualifications to be established in the sole discretion of the Distributor, such as services to the Fund's shareholders; or services providing the Fund with more efficient methods of offering shares to groups of clients, members or prospects of a participant; or services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment; or other batch processing.

     Under the Class A Plan, reimbursement or payment of expenses may not be made unless such payment or reimbursement occurs prior to the earliest of (a) the last day of the one-year period commencing on the last day of the calendar quarter during which the specific service or activity was performed, or (b) the last day of the one-year period commencing on the last day of the calendar quarter during which payment for the service or activity was made by a third party on behalf of the Fund. The Class B Plan, however, does not limit the reimbursement of distribution related expenses to expenses incurred in specified time periods.


     For the fiscal year ended April 30, 1998, the Fund paid the Distributor $1,161,545 under the Class A Plan and $3,750,399 under the Class B Plan. The fees were used to compensate unaffiliated broker-dealers for servicing shareholder's accounts, including $68,005 paid to W.S. Griffith & Co., Inc., an affiliate, compensating sales personnel and reimbursing the Distributor for commission expenses and expenses related to preparation of the marketing material. The Distributor's expenses from selling and servicing Class B Shares may be more than the payments received from contingent deferred sales charges collected on redeemed shares and from the Fund under the Class B Plan. Those expenses may be carried over and paid in future years. At April 30, 1998, the end of the last Plan year, the Distributor has incurred unreimbursed expenses under the Class B Plan of $684,387 (equal to 0.08% of the Fund's net assets) which have been carried over into the present Class B Plan year. As of the date of this Prospectus the expenses carried over from the prior year have been fully reimbursed. The only qualifying expenses currently are those expenses that are incurred currently. The Distributor anticipates that current expense levels will not result in the maximum reimbursement under the Class B Plan for the remainder of the current fiscal year.

     On a quarterly basis, the Fund's Trustees review a report on expenditures under each Plan and the purposes for which expenditures were made. The Trustees conduct an additional more extensive review annually in determining whether each Plan will be continued. By its terms, continuation of each Plan from year to year is contingent on annual approval by a majority of the Fund's Trustees and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of either Plan or any related agreements (the "Plan Trustees"). Each Plan provides that it may not be amended to materially increase the costs which the Fund may bear without approval of the applicable class of shareholders of the Fund and that other material amendments must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. Each Plan further provides that while it is in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees who are not "interested persons." Each Plan may be terminated at any time by vote of a majority of the Plan Trustees or a majority of the applicable class of outstanding shares of the Fund. The Trustees have concluded that there is a reasonable likelihood that the Plans will benefit the Fund and all classes of shareholders.

     The NASD regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to suspend distribution fees or amend either or both Plans.



                                HOW TO BUY SHARES


     The minimum initial purchase is $500 and the minimum subsequent investment is $25. Both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by Equity Planning, or pursuant to the Systematic Exchange Privilege (see the Statement of Additional Information). Completed applications for the purchase of shares should be mailed to The Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.


     Each class of shares represents an interest in the same portfolio of investments of the Fund, has the same rights, and is identical to the other in all respects, except that Class B Shares bear the expenses of the deferred sales arrangement and any expenses (including the higher distribution services fee and any incremental transfer agency costs) resulting from such sales arrangement. Each class has exclusive voting rights with respect to provisions of the Rule 12b-1 distribution plan pursuant to which its distribution services fee is paid and each class has different exchange privileges. Only the Class B Shares are subject to a conversion feature. The net income attributable to Class B Shares and the dividends paid on Class B Shares will be reduced by the amount of the higher distribution services fee and incremental expenses associated with such distribution services fee; likewise, the net asset value of the Class B shares will be reduced by such amount to the extent the Fund has undistributed net income.

     Subsequent investments for the purchase of full and fractional shares in amounts of $25 or more may be made through an investment dealer or by sending a check to Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. Shares issued will be electronically recorded in book entry form. A fee may be incurred by the shareholder for a previously issued lost or stolen share certificate. Sales personnel of broker-dealers distributing the Fund's shares may receive differing compensation for selling Class A or Class B Shares.

     The Fund offers combination purchase privileges, letters of intent, accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with Class B Shares or other mutual funds advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates (an "Affiliated Phoenix Fund"). See "Investor Account Services."

     Shares of the Fund or shares of any other Affiliated Phoenix Fund may be exchanged for shares of the same class on the basis of the relative net asset values per share at the time of the exchange. Exchanges are subject to the minimum initial investment requirement of the designated Affiliated Phoenix Fund, except if made in connection with the Systematic Exchange Privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares from any other Affiliated Phoenix Fund. On Class B Share exchanges, the contingent deferred sales charge schedule of the original shares purchased continues to apply.



Alternative Sales Arrangements

     The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Fund, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated continuing distribution fee and contingent deferred sales charges on Class B Shares prior to conversion would be less than the initial sales charge and accumulated distribution plan fees on Class A Shares purchased at the same time, and to what extent such differential would be offset by the higher yield of Class A Shares. In this regard, Class A Shares will be more beneficial to the investor who qualifies for certain reduced initial sales charges. For this reason, the Distributor intends to limit sales of Class B Shares sold to any shareholder to a maximum total value of $250,000. Class B Shares sold to unallocated qualified employer sponsored plans will be limited to a maximum total value of $1,000,000.


     Class B Shares sold to allocated qualified employer sponsored plans, including 401(k) plans, will be limited to a maximum total value of $250,000 for each participant. The Distributor reserves the right to decline the sale of Class B Shares to allocated qualified employer sponsored plans not utilizing an approved participant tracking system. In addition, Class B Shares will not be sold to any qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees. Class B Shares will also not be sold to investors who have reached the age of 85 because of such persons' expected distribution requirements.


     Class A Shares are subject to lower distribution plan fees and, accordingly, pay correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase, such investors would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B Shares may exceed the initial sales charge on Class A Shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charge, not all their funds will be invested initially. However, other investors might determine that it would be more advantageous to purchase Class B Shares to have all their funds invested initially, although remaining subject to higher continuing distribution charges and, for a five-year period, being subject to a contingent deferred sales charge.



Initial Sales Charge Alternative--Class A Shares


     The public offering price of Class A Shares is the net asset value plus a sales charge, as set forth below. Offering prices become effective at the close of trading of the New York Stock Exchange (normally 4:00 PM eastern time). Orders received by dealers prior to such time are confirmed at the offering price effective at that time, provided the order is received by State Street Bank or an authorized agent prior to its close of business.


     The sales charge varies with the size of the purchase and reduced charges apply to the aggregate of purchases of the Fund made at one time by "any person," which term includes an individual, an individual and his/her spouse and their children under the age of 21, or a trustee or other fiduciary purchasing shares for a single trust, estate or fiduciary account although more than one beneficiary is involved.



     Class A Shares of the Fund are offered to the public at the net asset value next computed after the purchase order is received by State Street Bank or an authorized agent, plus a maximum sales charge of 4.75% of the offering price (4.99% of the amount invested) on single purchases of less than $50,000. The sales charge is reduced on a graduated scale on single purchases of $50,000 or more as shown below.




                        Sales Charge    Sales Charge   Dealer Discount
      Amount of        as Percentage   as Percentage    or Agency Fee
     Transaction        of Offering      of Amount     as Percentage of
  at Offering Price        Price          Invested     Offering Price*
--------------------- --------------- --------------- -----------------
Less than $50,000           4.75%           4.99%            4.25%
$50,000 but under
    $100,000                4.50%           4.71%            4.00%
$100,000 but under
    $250,000                3.50%           3.63%            3.00%
$250,000 but under
    $500,000                3.00%           3.09%            2.75%
$500,000 but under
  $1,000,000                2.00%           2.04%            1.75%
$1,000,000 or more         None            None              None**

--------------------
*Equity Planning will sponsor sales contests, training and educational meetings and provide to all qualifying dealers, from its own profits and resources, additional compensation in the form of trips, merchandise or expense reimbursement. Brokers and dealers other than Equity Planning may also make customary additional charges for their services in effecting purchases, if they notify the Fund of their intention to do so. Equity Planning shall also pay service and retention fees, from its own profits and resources, to qualified wholesalers in connection with the sale of shares of Phoenix Funds (exclusive of Class A Shares of Phoenix Money Market Series) by registered financial institutions and related third party marketers.

**In connection with Class A Share purchases (or subsequent purchases in any amount) by accounts held in the name of qualified employee benefit plans with at least 100 eligible employees, Equity Planning may pay broker/dealers, from its own resources, an amount equal to 1% on the first $3 million of purchases, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million.

     In connection with Class A Share purchases of $1,000,000 or more (or subsequent purchases in any amount), excluding purchases by qualified employee benefit plans as described above, Equity Planning may pay broker/dealers, from its own profits and resources, a percentage of the net asset value of any shares sold as set forth below:


      Purchase Amount         Payment to Broker-Dealer
--------------------------   -------------------------
$1,000,000 to $3,000,000                1%
$3,000,001 to $6,000,000            0.50 of 1%
$6,000,001 or more                  0.25 of 1%

     If part or all of such investment, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker/dealer will refund to the Distributor such amounts paid with respect to the investment.


     Shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are not subject to any sales charges. The Fund receives the entire net asset value of its Class A Shares sold to investors. The Distributor's commission is the sales charge shown above less any applicable discount or commission "re-allowed" to selected dealers and agents. The Distributor will re-allow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Distributor may elect to re-allow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Distributor.



How to Obtain Reduced Sales Charges On Class A Shares

     Investors choosing the initial sales charge alternative under certain circumstances may be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.


     Qualified Purchasers. No sales charge will be imposed on sales of shares to (1) any trustee, director or officer of the Phoenix Funds, Phoenix-Engemann Funds, Phoenix-Seneca Funds or any other Affiliated Phoenix Fund; (2) any director or officer, or any full-time employee or sales representative (who has acted as such for at least 90 days) of the Adviser or employee of Equity Planning; (3) registered representatives and employees of securities dealers with whom Equity Planning has sales agreements; (4) any qualified retirement plan exclusively for persons described above; (5) any officer, director or employee of a corporate affiliate of the Adviser or Equity Planning; (6) any spouse, child, parent, grandparent, brother or sister of any person named in
(1), (2), (3) or (5) above; (7) employee benefit plans for employees of the Adviser, Equity Planning and/or their corporate affiliates; (8) any employee or agent who retires from the Adviser, Equity Planning and/or a corporate affiliates; (9) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees; (10) any person with a direct rollover transfer of shares from an established Affiliated Phoenix Fund qualified plan; (11) any Phoenix Home Life separate account which funds group annuity contracts offered to qualified employee benefit plans; (12) any state, county, city, instrumentality, department, authority or agency prohibited by law from paying a sales charge; (13) any fully matriculated student in a U.S. service academy;
(14) any unallocated accounts held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity if in the aggregate such accounts held by such entity equal or exceed $1,000,000; (15) any person who is investing redemption proceeds from investment companies other than the Phoenix Funds or any other Affiliated Phoenix Fund if, in connection with the purchases or redemption of the redeemed shares, the investor paid a prior sales charge provided such investor supplies verification that the redemption occurred within 90 days of the Phoenix Fund purchase and that a sales charge was paid; or (16) any deferred compensation plan established for the benefit of any Affiliated Phoenix Fund trustee or director; provided that sales to persons listed in (1) through (16) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund.

     In addition, Class A Shares purchased by the following investors are not subject to any Class A sales charge: (1) investment advisors and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients, and (2) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases; (3) clients of such investment advisors or financial planners who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares).

     Combination Purchase Privilege. Purchases, either singly or in any combination, of shares of the Fund or shares of any other Affiliated Phoenix Fund (including Class B Shares and excluding Money Market Series Class A Shares), if made at a single time by a single purchaser, will be combined for the purpose of determining whether the total dollar amount of such purchases entitles the purchaser to a reduced sales charge on any such purchases of Class A shares. Each purchase of Class A Shares will then be made at the public offering price, as described in the then current Prospectus relating to such shares, which at the time of such purchase is applicable to a single transaction of the total dollar amount of all such purchases. The term "single purchaser" includes an individual, or an individual, his spouse and their children under the age of majority purchasing for his or their own account (including an IRA account) including his or their own trust, commonly known as a living trust; a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account, although more than one beneficiary is involved; multiple trusts or 403(b) plans for the same employer; multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held in record in the name, or nominee name, of the entity placing the order.


     Letter of Intent. Class A Shares or shares of any other Affiliated Phoenix Fund (including Class B shares and excluding Money Market Class A Shares) may be purchased by a "single purchaser" (as defined above) within a period of thirteen months pursuant to a Letter of Intent, in the form provided by Equity Planning, stating the investor's intention to invest in such shares during such period an amount which, together with the value (at their maximum offering prices on the date of the Letter) of the Class A Shares of the Fund or Class A or Class B shares of any other Affiliated Phoenix Fund then owned by such investor, equals a specified dollar amount. Each purchase of shares made pursuant to a Letter of Intent will be made at the public offering price, as described in the then current Prospectus relating to such shares, which at the time of purchase is applicable to a single transaction of the total dollar amount specified in the Letter of Intent.

     An investor's Letter of Intent is not a binding commitment of the investor to purchase or a binding obligation of the Fund or Equity Planning to sell a specified dollar amount of shares qualifying for a reduced sales charge. Accordingly, out of the initial purchase (and subsequent purchases if necessary), 5% of the dollar amount of purchases required to complete the investment (valued at the purchase price thereof) is held in escrow in the form of shares registered in the investor's name until the investment is completed, at which time escrowed shares are deposited to the investor's account. If the investor does not complete the investment and does not within 20 days after written request by Equity Planning or the investor's dealer pay the difference between the sales charge on the dollar amount specified in the Letter of Intent and the sales charge on the dollar amount of actual purchases, the difference will be realized through the redemption of an appropriate number of the escrowed shares and any remaining escrowed shares will be deposited to the investor's account.

     Right of Accumulation. "Single purchasers" (as defined above) may also qualify for reduced sales charges based on the combined value of purchases of either class of shares of the Fund, or any other Affiliated Phoenix Fund, made over time. Reduced sales charges are offered to investors whose shares, in the aggregate, are valued (i.e., the dollar amount of such purchases plus the current value (at the public offering price as described in the then current prospectus relating to such shares) of shares of the Affiliated Phoenix Funds owned) in excess of the threshold amount described in the Section entitled "Initial Sales Charge Alternative--Class A Shares." To use this option, the investor must supply sufficient information as to account registrations and account numbers to permit verification that one or more of his purchases qualifies for a reduced sales charge.


     Associations. A group or association may be treated as a "single purchaser" and qualify for reduced initial sales charges under the Combination Privilege and Right of Accumulation if the group or association (1) has been in existence for at least six months; (2) has a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) gives its endorsements or authorization to the investment program to facilitate solicitation of the membership by the investment dealer, thus effecting economies of sales effort; and (4) is not a group whose sole organizational nexus is that the members are credit card holders of a company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.


Deferred Sales Charge Alternative--Class B Shares

     Investors choosing the deferred sales charge alternative purchase Class B Shares at net asset value per share without the imposition of a sales charge at the time of purchase. The Class B Shares are being sold without an initial sales charge, but are subject to a sales charge if redeemed within five years of purchase.


     Proceeds from the contingent deferred sales charge are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of the Distributor related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution plan fees facilitates the ability of the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase.


     Contingent Deferred Sales Charge. Class B Shares which are redeemed within five years of purchase will be subject to a contingent deferred sales charge at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

     The Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares sold by such dealers, subject to future amendment or termination. The Distributor will retain all or a portion of the continuing distribution fee assessed to Class B shareholders and will receive the entire amount of the contingent deferred sales charge paid by shareholders on the redemption of shares to finance the 4% commission plus interest and related marketing expenses.

     The amount of the contingent deferred sales charges, if any, will vary depending on the number of years from the time of payment for the purchase of Class B Shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the previous month.

                         Contingent Deferred
                           Sales Charge as
                           a Percentage of
                            Dollar Amount
Year Since Purchase       Subject to Charge
---------------------   --------------------
  First                          5%
  Second                         4%
  Third                          3%
  Fourth                         2%
  Fifth                          2%
  Sixth                          0%


     In determining whether a contingent deferred sales charge is applicable to a redemption, it will be assumed that any Class A Shares are being redeemed first. Class B Shares held for over five years and shares acquired pursuant to reinvestment of dividends or distributions are redeemed next. Any Class B Shares held longest during the five-year period are redeemed next unless the shareholder directs otherwise. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase.

     For example, assume an investor purchased 100 Class B Shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share has increased to $12 and, during such time, the investor has acquired 10 additional Class B Shares through dividend reinvestment. If, at such time the investor makes his first redemption of 50 Class B Shares (proceeds of $600), 10 shares will not be subject to charge because they were acquired through dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 4% (the applicable rate in the second year after purchase) or $16.00.

     The contingent deferred sales charge is waived on redemptions of shares
(a) if redemption is made within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) if redemption is made within one year of disability, as defined in
Section 72(m)(7) of the Code; (c) in connection with mandatory distributions upon reaching age 70-1/2 under any retirement plan qualified under Sections 401, 408 or 403(b) of the Code or any redemption resulting from the tax-free return of an excess contribution to an IRA; (d) in connection with redemptions by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid; (e) in connection with the exercise of certain exchange privileges among Class B Shares of the Fund and Class B Shares of other Affiliated Phoenix Funds; (f) in connection with any person with a direct rollover transfer of shares from an established Affiliated Phoenix Fund qualified plan into an Affiliated Phoenix Fund IRA by participants terminating from the qualifying plan; and (g) in accordance with the terms specified under the Systematic Withdrawal Program. If, upon the occurrence of a death as outlined above, the account is transferred to an account registered in the name of the deceased's estate, the contingent deferred sales charge will be waived on any redemption from the estate account occurring within one year of the death. If the Class B Shares are not redeemed within one year of the death, they will remain Class B Shares and be subject to the applicable contingent deferred sales charge when redeemed.

     Class B Shares of the Fund will automatically convert to Class A Shares without a sales charge at the relative net asset values of each of the classes after eight years from the acquisition of the Class B Shares, and as a result, will thereafter be subject to the lower distribution plan fees under the Class A Plan. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to relieve the holders of Class B Shares that have been outstanding for a period of time sufficient for the Distributor to have been compensated for distribution-related expenses from the burden of such distribution-related expenses.


     For purposes of conversion, Class B Shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's Fund account will be considered to be held in a separate sub-account. Each time any Class B Shares in the shareholder's Fund account (other than those in the sub-account) are converted to Class A Shares, an equal pro rata portion of the Class B Shares in the sub-account will also be converted to Class A Shares.

     The conversion of Class B Shares to Class A Shares is subject to the continuing availability of an opinion of counsel or a ruling from the Internal Revenue Service ("IRS") to the effect that (i) the assessment of the higher distribution fees and transfer agency costs with respect to Class B Shares does not result in any dividends or distributions constituting "preferential dividends" under the Code, and (ii) that the conversion of shares does not constitute a taxable event under federal income tax law. The conversion of Class B Shares to Class A Shares may be suspended if such an opinion or ruling is no longer available. In that event, no further conversions of Class B Shares would occur, and shares might continue to be subject to the higher distribution fee for an indefinite period which may extend beyond the period ending eight years after the end of the month in which affected Class B Shares were purchased. If the Fund were unable to obtain such assurances, it might make additional distributions if doing so would assist in complying with the Fund's general practice of distributing sufficient income to reduce or eliminate U.S. federal taxes.


                            INVESTOR ACCOUNT SERVICES

     The Fund mails periodic statements and reports to shareholders. In order to reduce the volume and cost of mailings, to the extent possible, only one copy of most Fund reports will be mailed to households for multiple accounts with the same surname at the same household address. Please contact Equity Planning to request additional copies of shareholder reports toll free at (800) 243-4361.

     In most cases, changes to any shareholder account may be accomplished by calling Shareholder Services at (800) 243-1574. More information relating to the shareholder account services can be found in the Fund's Statement of Additional Information ("SAI").

     Bank Draft Investing Program (Investo-Matic Plan). By completing the Investo-Matic Section of the New Account Application, you may authorize the bank named in the form to draw $25 or more from your personal bank account to be used to purchase additional shares for your account. The amount you designate will be made available, in form payable to the order of the Transfer Agent, by the bank on the date the bank draws on your account and will be used to purchase shares at the applicable offering price.

     Distribution Option. The Fund currently declares all income dividends and all capital gain distributions, if any, payable in shares of the Fund at net asset value or, at your option, in cash. By exercising the distribution option, you may elect to: (1) receive both dividends and capital gain distributions in additional shares or (2) receive dividends in cash and capital gain distributions in additional shares or (3) receive both dividends and capital gain distributions in cash. If you elect to receive dividends and/or distributions in cash and the check cannot be delivered or remains uncashed due to an invalid address, then the dividend and/or distribution will be reinvested after the Transfer Agent has been informed that the proceeds are undeliverable. Additional shares will be purchased in your account at the then current net asset value. Dividends and capital gain distributions received in shares are taxable to you and credited to your account in full and fractional shares computed at the closing net asset value on the next business day after the record date. No interest will accrue on amounts represented by uncashed distribution or redemption checks.


     Systematic Withdrawal Program. The Systematic Withdrawal Program allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Systematic Withdrawal Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through Automated Clearing House (ACH) to your bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply. See "Redemption of Small Accounts."


     Class A and B shareholders participating in the Systematic Withdrawal Program must own shares of the Fund worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. The purchase of shares while participating in the withdrawal program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Systematic Withdrawal Program.

     Through the Program, Class B shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable contingent deferred sales charges. Class B shareholders redeeming more shares than the percentage permitted by the withdrawal program will be subject to any applicable contingent deferred sales charge on all shares redeemed. Accordingly, the purchase of Class B Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.


     Tax Sheltered Retirement Plans. Shares of the Fund are offered in connection with the following qualified retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, SIMPLE 401(k), Profit-Sharing and Money Purchase Pension Plans which can be adopted by self-employed persons ("Keogh") and by corporations and 403(b) Retirement Plans. Write or call Equity Planning at
(800) 243-4631 for further information about the plans.


Exchange Privileges

     You may exchange shares of one Phoenix Fund for shares of another Affiliated Phoenix Fund without paying any fees or sales charges. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. Shares held in book-entry form may be exchanged for shares of the same class of other Affiliated Phoenix Funds, provided the following conditions are met: (1) the shares that will be acquired in the exchange (the "Acquired Shares") are available for sale; (2) the Acquired Shares are the same class as the shares to be surrendered (the "Exchanged Shares"); (3) the Acquired Shares will be registered to the same shareholder account as the Exchanged Shares; (4) the account value of the fund whose shares are to be acquired must equal or exceed the minimum initial investment amount required by that fund after the exchange is made; and (5) if you have elected not to use the telephone exchange privilege (see below), a properly executed exchange request must be received by the Transfer Agent. Exchanges may be made over the telephone or in writing and may be made at one time or systematically over a period of time. Note, each Affiliated Phoenix Fund has different investment objectives and policies. You should read the prospectus of the Affiliated Phoenix Fund into which the exchange is to be made before making any exchanges. This privilege may be modified or terminated at any time on 60 days' notice.

     Market Timer Restrictions. Because excessive trading can hurt Fund performance and harm shareholders, the Fund reserves the right to temporarily or permanently terminate exchange privileges or reject any specific order from anyone whose transactions seem to follow a timing pattern, including those who request more than one exchange out of a fund within any 30-day period. The Distributor has entered into agreements with certain market timer entities permitting them to exchange their clients' shares by telephone. These privileges are limited under those agreements. The Distributor has the right to reject or suspend these privileges upon reasonable notice.

     Telephone Exchanges. If permitted in your state and unless you waive this privilege in writing, you or your broker may sell or exchange your shares over the phone by calling the Distributor at (800) 243-1574. Reasonable procedures will be used to confirm that telephone instructions are genuine. In addition to requiring that the exchange is only made between accounts with identical registrations, the Transfer Agent may require address or other forms of identification and will record telephone instructions. All exchanges will be confirmed in writing to you. If procedures reasonably designed to prevent unauthorized telephone exchanges are not followed, the Fund and/or Transfer Agent may be liable for following telephone instructions that prove to be fraudulent. Broker/dealers other than the Distributor assume the risk of any loss resulting from any unauthorized telephone exchange instructions from their firm or their registered representatives. You assume the risk that the Transfer Agent acts upon unauthorized instructions it reasonably believes to be genuine. During times of severe economic or market changes, this privilege may be difficult to exercise or may be temporarily suspended. In such event, an exchange may be effected by written request.



                                 NET ASSET VALUE


     The net asset value per share of the Fund is determined as of the close of trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The net asset value per share of the Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. The total liability allocated to a class, plus that class's distribution plan fees and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.


     The Fund's investments are valued at market value or, where market quotations are not available, at fair value as determined in good faith by the Trustees or their delegates. Foreign and domestic debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service approved by the Trustees when such prices are believed to reflect the fair value of such securities. Foreign and domestic equity securities are valued at the last sale price or, if there has been no sale that day, at the last bid price, generally. Short term investments having a remaining maturity of less than sixty-one days are valued at amortized cost, which the Trustees have determined approximates market value. For further information about security valuations, see the Statement of Additional Information.


                              HOW TO REDEEM SHARES


     You have the right to have the Fund buy back shares at the net asset value next determined after receipt of a redemption order, and any other required documentation in proper form, by Phoenix Funds c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301, or an authorized agent. In the case of a Class B Share redemption, you will be subject to the applicable deferred sales charge, if any, for such shares (see "Deferred Sales Charge Alternative--Class B Shares," above). Subject to certain restrictions, shares may be redeemed by telephone, by check or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The Fund does not charge any redemption fees. Payment for shares redeemed is made within seven days; provided, however, that redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.


     The requirements to redeem shares are outlined in the table below. Additional documentation may be required for redemptions by corporations, partnerships or other organizations, executors, administrators, trustees, custodians, guardians, or from IRA's or other retirement plans, or if redemption is requested by anyone but the shareholder(s) of record. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the Fund at (800) 243-1574. Redemption requests will not be honored until all required documents in proper form have been received.


How can I sell my Shares?


[Phone Symbol]   By Phone   [bullet]   Sales up to $50,000
                 [bullet]   Not available on most retirement accounts
(800) 243-1574   [bullet]   Requests received after 4PM will be executed
                            on the following business day

[Envelope Symbol] In Writing   [bullet]   Letter of instruction from the registered owner
                               including the fund and account number and
                               the number of shares or dollar amount you
                               wish to sell
                  [bullet]     No signature guarantee is required if your
                               shares are registered individually, jointly, or as
                               custodian under the Uniform Gifts to Minors
                               Act or Uniform Transfers to Minors Act, the
                               proceeds of the redemption do not exceed
                               $50,000, and the proceeds are payable to the
                               registered owners(s) at the address of record



     Shares previously issued in certificate form cannot be redeemed until the certificated shares have been deposited to your account.



     Telephone Redemptions. The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information will be verified, telephone redemption instructions will be recorded on tape, and all redemptions will be confirmed in writing to you. If there has been an address change within the past 60 days, a telephone redemption will not be authorized. To the extent that procedures reasonably designed to prevent unauthorized telephone redemptions are not followed, the Fund and/or the Transfer Agent may be liable for following telephone instructions for redemption transactions that prove to be fraudulent. Broker/dealers other than Equity Planning have agreed to bear the risk of any loss resulting from any unauthorized telephone redemption instruction from the firm or its registered representatives. However, you would bear the risk of loss resulting from instructions entered by an unauthorized third party that the Fund and/or the Transfer Agent reasonably believe to be genuine. The Telephone Redemption Privilege may be modified or terminated at any time on 60 days' notice to shareholders. In addition, during times of drastic economic or market changes, the Telephone Redemption Privilege may be difficult to exercise or may be temporarily suspended. In such event, a redemption may be effected by written request by following the procedure outlined above.



     Written Redemptions. Ownership of shares is recorded electronically in book entry form; no share certificates are available. If you elect not to use the telephone redemption or telephone exchange privileges or if the shares being exchanged are represented by a previously issued certificate(s), you must submit your request in writing. If the shares are being exchanged between accounts that are not identically registered, the signature on such request must be guaranteed by an eligible guarantor institution as defined by the Transfer Agent in accordance with its signature guarantee procedures. Currently, such procedures generally permit guarantees by banks, broker dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. Any outstanding certificate or certificates for the tendered shares must be duly endorsed and submitted. The Distributor reserves the right to charge you for lost or stolen certificates.

Account Reinstatement Privilege

     You have a one time privilege of using redemption proceeds from Class A and B Shares to purchase Class A Shares of any Affiliated Phoenix Fund with no sales charge (at net asset value next determined after the request for reinvestment is made). For Federal income tax purposes, a redemption and reinvestment will be treated as a sale and purchase of shares. Special rules may apply in computing the amount of gain or loss in these situations. (See "Dividends, Distributions and Taxes" for information on the Federal income tax treatment of a disposition of shares.) A written request to reinstate your account must be received by the Transfer Agent within 180 days of the redemption, accompanied by payment for the shares (not in excess of the redemption value). Class B shareholders who have had the contingent deferred sales charge waived through participation in the Systematic Withdrawal Program are not eligible to use the Reinstatement Privilege.



Redemption of Small Accounts


     Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to redeem, at net asset value, the shares of any shareholder whose account has a value, due to redemptions, of less than $200. Before the Fund redeems these shares, the shareholder will be given notice that the value of the shares in the account is less than the minimum amount and will be allowed 30 days to make an additional investment in an amount which will increase the value of the account to at least $200.


Redemption in Kind

     To the extent consistent with state and federal law, the Fund may make payment of the redemption price either in cash or in kind. However, the Fund has elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the Investment Company Act of 1940 and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of the Fund. A shareholder receiving such securities would incur brokerage costs when selling the securities.



                            DIVIDENDS, DISTRIBUTIONS
                                    AND TAXES


     The Fund intends to continue to qualify annually as a regulated investment company under Subchapter M of the Code, and to distribute annually to shareholders substantially all of its net investment income and net realized capital gains, after utilization of any capital loss carryovers. If the Fund so qualifies, it generally will not be subject to federal income tax on the income it distributes. The discussion below is based upon the assumption that the Fund will continue to qualify as a regulated investment company.

     The Fund intends to make distributions from net investment income quarterly, and intends to distribute net realized capital gains, if any, at least annually.

     The Fund will be subject to a nondeductible 4% excise tax if it fails to meet certain calendar year distribution requirements. In order to prevent imposition of the excise tax, it may be necessary for the Fund to make distributions more frequently than described in the previous paragraph.


     Unless a shareholder elects to receive distributions in cash, dividends and capital gain distributions will be paid in additional shares of the Fund credited at the net asset value per share on the ex-date. Dividends and distributions, whether received in cash or in additional shares of the Fund, generally are subject to federal income tax and may be subject to state, local, and other taxes. Shareholders will be notified annually about the amount and character of distributions made to them by the Fund.


     Long-term capital gains, if any, distributed to shareholders and which are designated by the Fund as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time shares of the Fund have been held by the shareholder. Distributions of short-term capital gains and net investment income, if any, are taxable to shareholders as ordinary income.

     Dividends and distributions generally will be taxable to shareholders in the taxable year of the shareholder in which they are received. However, dividends and distributions declared by the Fund in October, November or December of any calendar year, with a record date in such a month, and paid during the following January, will be treated as if they were paid by the Fund and received by shareholders on December 31 of the calendar year in which they were declared.

     A redemption or other disposition (including an exchange) of shares of the Fund generally will result in the recognition of a taxable gain or loss, which will be a long- or short-term capital gain or loss (assuming the shares were a capital asset in the hands of the shareholder), depending upon a shareholder's holding period for his or her shares. In addition, if shares of the Fund are disposed of at a loss and are replaced (either through purchases or through reinvestment of dividends) within a period commencing thirty days before and ending thirty days after the disposition of such shares, the realized loss will be disallowed and appropriate adjustments to the tax basis of the new shares will be made. In addition, special rules may apply to determine the amount of gain or loss realized on any exchange.


     Legislation may be enacted in the future that could affect the tax consequences described above. Foreign shareholders may be subject to U.S. federal income tax rules that differ from those described above. For more information regarding distributions and taxes, see "Dividends, Distributions and Taxes" in the Statement of Additional Information.



Important Notice Regarding Taxpayer IRS Certification

     Pursuant to IRS regulations, the Fund may be required to withhold 31% of all reportable payments including any taxable dividends, capital gain distributions or share redemption proceeds for any account which does not have a taxpayer identification number or social security number and certain required certifications.

     The Fund reserves the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications.

     The Fund sends to all shareholders, within 31 days after the end of the calendar year, information which is required by the Internal Revenue Service for preparing federal income tax returns.


     Investors are urged to consult their attorney or tax adviser regarding specific questions as to federal, foreign, state or local taxes.



                             ADDITIONAL INFORMATION

Organization of the Fund

     The Fund was organized under Massachusetts law in 1986 as a business trust. On August 29, 1986, the Fund purchased all of the assets and assumed all of the liabilities of the Total Income Series of National Securities Funds. National Securities Funds, as such, had been in existence since 1940. The Fund is continuing the business of the Total Income Series. On December 15, 1989, the Fund purchased all of the assets and assumed all of the liabilities of the National Preferred Fund. On May 30, 1990, the Fund purchased all of the assets and assumed all of the liabilities of the National Premium Income Fund. On June 30, 1993, the Trustees voted to change the name of the Fund to "Phoenix Income and Growth Fund" to reflect the purchase of the former adviser by Phoenix Home Life and the affiliation with the other Phoenix Funds.


     The Declaration of Trust provides that the Fund's Trustees are authorized to create an unlimited number of series and, with respect to each series, to issue an unlimited number of full and fractional shares of one or more classes and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the series. All shares have equal voting rights, except that only shares of the respective series or separate classes within a series are entitled to vote on matters concerning only that series or class. At the date of this Prospectus, there is only one existing series of the Fund, which has two classes of shares.

     The shares of the Fund, when issued, will be fully paid and non-assessable, have no preference, preemptive, or similar rights, and will be freely transferable. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders may, in accordance with the

Declaration of Trust, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees. Meetings of the shareholders will be called upon written request of shareholders holding in the aggregate not less than 10% of the outstanding shares having voting rights. Except as set forth above and subject to the 1940 Act, the Trustees will continue to hold office and appoint successor Trustees. Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Fund voting for the election of Trustees can elect all of the Trustees of the Fund if they choose to do so and in such event the holders of the remaining shares would not be able to elect any Trustees. Shareholders are entitled to redeem their shares as set forth under "How to Redeem Shares."


     The Declaration of Trust establishing the Fund, dated June 25, 1986 (a copy of which, together with all amendments thereto, is on file in the office of the Secretary of the Commonwealth of Massachusetts), provides that the Fund's name refers to the Trustees under the Declaration of Trust collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Fund shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim of said Fund but the "Trust Property" only shall be liable.


Additional Inquiries

     Inquiries and requests for the Statement of Additional Information, the Annual Report to Shareholders and the Semiannual Report to Shareholders should be directed to Equity Planning at (800) 243-4361 or 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200.



Registration Statement


     This Prospectus omits certain information included in the Statement of Additional Information and Part C of the Registration Statement filed with the Commission under the Securities Act of 1933 and the 1940 Act. A copy of the Registration Statement may be obtained from the Securities and Exchange Commission in Washington, D.C. upon payment of the prescribed fee.

                         BACKUP WITHHOLDING INFORMATION

Step 1. Please make sure that the social security number or taxpayer identification number (TIN) which appears on the Application complies with the following guidelines:

Account Type        Give Social Security Number or Tax Identification Number of:
-------------------------------------------------------------------------------------------------------
Individual                            Individual
-------------------------------------------------------------------------------------------------------
Joint (or Joint Tenant)               Owner who will be paying tax
-------------------------------------------------------------------------------------------------------
Uniform Gifts to Minors               Minor
-------------------------------------------------------------------------------------------------------
Legal Guardian                        Ward, Minor or Incompetent
-------------------------------------------------------------------------------------------------------
Sole Proprietor                       Owner of Business (also provide owner's name)
-------------------------------------------------------------------------------------------------------
Trust, Estate, Pension Plan Trust     Trust, Estate, Pension Plan Trust (not personal TIN of fiduciary)
-------------------------------------------------------------------------------------------------------
Corporation, Partnership,
Other Organization                    Corporation, Partnership, Other Organization
-------------------------------------------------------------------------------------------------------
Broker/Nominee                        Broker/Nominee
-------------------------------------------------------------------------------------------------------

Step 2. If you do not have a TIN, you must obtain Form SS-5 (Application for Social Security Number) or Form SS-4 (Application for Employer Identification Number) from your local Social Security or IRS office and apply for one. Write "Applied For" in the space on the application.

Step 3. If you are one of the entities listed below, you are exempt from backup withholding.
        [bullet] A corporation
        [bullet] Financial institution
        [bullet] Section 501(a) exempt organization (IRA, Corporate Retirement
                 Plan, 403(b), Keogh)
        [bullet] United States or any agency or instrumentality thereof [bullet] A State, the District of Columbia, a possession of the United
                 States, or any subdivision or instrumentality thereof
        [bullet] International organization or any agency or instrumentality thereof
        [bullet] Registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.
        [bullet] Real estate investment trust
        [bullet] Common trust fund operated by a bank under section 584(a) [bullet] An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1)
        [bullet] Regulated Investment Company

If you are in doubt as to whether you are exempt, please contact the Internal
      Revenue Service.

Step 4. IRS Penalties--If you do not supply us with your TIN, you will be subject to an IRS $50 penalty unless your failure is due to reasonable cause and not willful neglect. If you fail to report interest, dividend or patronage dividend income on your federal income tax return, you will be treated as negligent and subject to an IRS 5% penalty tax on any resulting underpayment of tax unless there is clear and convincing evidence to the contrary. If you falsify information on this form or make any other false statement resulting in no backup withholding on an account which should be subject to a backup withholding, you may be subject to an IRS $500 penalty and certain criminal penalties including fines and imprisonment.


-----------

This Prospectus sets forth concisely the information about the Phoenix Income and Growth Fund (the "Fund") which you should know before investing. Please read it carefully and retain it for future reference.

The Fund has filed with the Securities and Exchange Commission a Statement of Additional Information about the Fund, dated August 28, 1998. The Statement contains more detailed information about the Fund and is incorporated into this Prospectus by reference. You may obtain a free copy of the Statement by writing the Fund c/o Phoenix Equity Planning Corporation, 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200.

Financial information relating to the Fund is contained in the Annual Report to Shareholders for the year ended April 30, 1998 and is incorporated into the Statement of Additional Information by reference.



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Phoenix Funds                                                    BULK RATE MAIL
PO Box 2200                                                       U.S. POSTAGE
Enfield CT 06083-2200                                                 PAID
                                                                 SPRINGFIELD, MA
                                                                 PERMIT NO. 444





[PHOENIX LOGO] PHOENIX
               INVESTMENT PARTNERS












PXP 693 (8/98)

                         PHOENIX INCOME AND GROWTH FUND

                                101 Munson Street
                         Greenfield, Massachusetts 01301


                       Statement of Additional Information



                                 August 28, 1998


     This Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the current Prospectus of Phoenix Income and Growth Fund (the "Fund"), dated August 28, 1998, and should be read in conjunction with it. The Fund's Prospectus may be obtained by calling Phoenix Equity Planning Corporation ("Equity Planning") at (800) 243-4361 or by writing to Equity Planning at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, CT 06083-2200.




                               TABLE OF CONTENTS



                                                 PAGE
                                                -----
THE FUND ......................................   1
INVESTMENT OBJECTIVES AND POLICIES ............   1
INVESTMENT RESTRICTIONS .......................   1
INVESTMENT TECHNIQUES .........................   2
PERFORMANCE INFORMATION .......................   5
PORTFOLIO TURNOVER ............................   6
PORTFOLIO TRANSACTIONS AND BROKERAGE ..........   6
SERVICES OF THE ADVISER .......................   8
NET ASSET VALUE ...............................   8
HOW TO BUY SHARES .............................   9
ALTERNATIVE PURCHASE ARRANGEMENTS .............   9
INVESTOR ACCOUNT SERVICES .....................  10
REDEMPTION OF SHARES ..........................  11
DIVIDENDS, DISTRIBUTIONS AND TAXES ............  12
TAX SHELTERED RETIREMENT PLANS ................  13
THE DISTRIBUTOR ...............................  13
DISTRIBUTION PLANS ............................  14
TRUSTEES AND OFFICERS .........................  15
OTHER INFORMATION .............................  23
APPENDIX ......................................  24


                        Customer Service--(800) 243-1574
                            Marketing--(800) 243-4361
                        Telephone Orders--(800) 367-5877
                 Telecommunication Device (TTY)--(800) 243-1926




PXP 693B (8/98)

                                    THE FUND


     Phoenix Income and Growth Fund is an open-end diversified management investment company which was organized under Massachusetts law in 1986 as a business trust. The following discussion supplements the description of the Fund's investment policies and investment techniques in the Prospectus.



                       INVESTMENT OBJECTIVES AND POLICIES


     The primary investment objective of the Fund is to provide an investment in a diversified group of securities that are selected for current yield consistent with preservation of capital. The primary investment objective of the Fund is a fundamental policy which may not be changed without the approval of the holders of a majority of the outstanding shares of the Fund. The secondary objective of the Fund is to achieve capital appreciation when it is consistent with the Fund's primary objective. The secondary objective is a non-fundamental policy and may be changed by a vote of the Trustees without shareholder approval. The Fund will contain income producing securities, including domestic or foreign equity, debt, options, convertible securities and government securities. The proportion of holdings in bonds, preferred stocks and equities will vary with the level of return obtained from these various classes of securities. Only securities producing income at the time of purchase will be included in the portfolio. There is no assurance that the Fund will achieve its investment objectives.



                             INVESTMENT RESTRICTIONS


Fundamental Policies

     The following investment restrictions constitute fundamental policies of the Fund which may be changed only upon approval by the holders of a majority of the outstanding shares of the Fund. The Fund cannot:

     1. Borrow money;

     2. Underwrite the securities of others;

     3. Deal in real estate except that it may purchase marketable securities of companies that deal in real estate or interests therein including real estate investment trusts but, excluding real estate limited partnerships;

     4. Deal in commodities or commodities contracts;

     5. Make loans to other persons except that it may lend portfolio securities (up to 25% of net assets at the time the loan is made) to brokers or dealers or other financial institutions not affiliated with the Fund or the Adviser, subject to conditions established by the Adviser (See "Lending of Securities") and enter into repurchase transactions (in accordance with the Fund's current Prospectus);

     6. Participate in any joint trading accounts;

     7. Pledge, mortgage or hypothecate any securities or other property;

     8. Purchase on margin;

     9. Engage in short sales;

    10. Issue senior securities;

    11. Invest more than 25% of its assets in any one industry or group of industries;

    12. Purchase any securities (other than U.S. Government obligations) if, as a result, more than 5% of the value of the total assets of the Fund would be invested in securities of a single issuer;

    13. Purchase any security if, as a result, more than 10% of any class of securities or more than 10% of the outstanding voting securities of any issuer would be held;

    14. Purchase any security of an investment trust except for purchases in the open market where no commission or profit to a sponsor or dealer results from such purchases, other than a customary broker's commission; and

    15. Make an investment for the purpose of exercising control or management.


Other Policies

     The following investment restrictions do not constitute fundamental policies and may be changed without shareholder approval. The Fund cannot:

     1. Invest more than 15% of its net assets in illiquid securities, including
        (a) securities with legal or contractual restrictions on resale (except in the case of securities issued pursuant to Rule 144A sold to qualifying institutional investors under special rules adopted by the Securities and Exchange Commission for which the Trustees of the Fund determine the secondary market is liquid) (b) repurchase agreements maturing in more than seven days and (c) securities that are not readily marketable;

     2. Purchase or retain any securities of any issuer if the officers, or Trustees of the Fund, the Adviser who individually own beneficially more than 1/2 of 1% of such issuer, together own beneficially more than 5% of such issuer's securities;

     3. Invest more than 5% of total net assets in securities of issuers (including their predecessors) who have been in business for less than three years; or

     4. Invest in interests (including leases) in oil, gas or other mineral exploration development programs.


                              INVESTMENT TECHNIQUES

     The Fund may utilize the following practices or techniques in pursuing its investment objectives.

Options

     The Fund may, from time to time write covered call option contracts as a means of increasing the total return of the Fund's portfolio and also as a means of providing limited protection against increases in market value of the Fund's portfolio. Such contracts will be written on securities in which the Fund has authority to invest and on securities indices listed on an organized national securities exchange. The aggregate value of the securities will be limited to not more than 25% of the net assets of the Fund.

     A call option on a security gives the purchaser of the option the right to buy the underlying security from the writer at the exercise price at any time prior to the expiration of the contract, regardless of the market price of the security during the option period. A written call option is "covered" if, throughout the life of the option (1) the Fund owns the optioned securities,
(2) the Fund maintains in a pledged account with its Custodian, any asset, including equity securities, as long as the asset is liquid, unencumbered and marked to market daily with a value sufficient to meet its obligations under the call, or (3) if the Fund owns an offsetting call option. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The Fund will only write call option contracts when it is believed that the total return to the Fund can be increased through such premiums consistent with the Fund's investment objective.

     The Fund may also write covered call options on securities indices. Through the writing of call index options, the Fund can achieve many of the same objectives as through the use of call options on individual securities. Call options on securities indices are similar to call options on a security except that, rather than the right to take delivery of a security at a specified price, a call option on a securities index gives the holder the right to receive, upon the exercise of the option, an amount of cash if the closing level of the securities index upon which the call option is based is greater than the exercise price of the option. The writing of such index call options would be subject to the present limitation of covered call option writing of not more than 25% of the net assets of the Fund. The writing of option contracts is a highly specialized activity which involves investment techniques and risks different from those ordinarily associated with investment companies, and the restrictions listed above would tend to reduce such risks. The Fund has not written call options in the last fiscal year and does not intend to do so in the future with respect to more than 5% of the Fund's net assets.

     The Fund may purchase options to close out a position, (i.e., a "closing purchase transaction"--the purchase of a call option on the same security with the same exercise price and expiration date as the call option which it has previously written on any particular security). When a security is sold from the Fund's portfolio, the Fund will first effect a closing purchase transaction so as to close out any existing call option on that security, realizing a profit or loss depending on whether the amount paid to purchase a call option is less or more than the amount received from the sale thereof. In addition, the Fund may wish to purchase a call option to hedge its portfolio against any anticipated increase in the price of securities it intends to purchase or to purchase a put option to hedge its portfolio against an anticipated decline in securities prices. No more than 5% of the assets of the Fund may be invested in the purchase of put and call options including index options.

     The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where an option on a particular security is purchased to hedge against price movements in a related security, the price of the option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options market, the Fund may be unable to close out an option position.

Lending of Securities

     The Fund may lend portfolio securities to broker/dealers or other institutional borrowers, but only when the borrower pledges cash collateral to the Fund and agrees to maintain such so that it amounts at all times to at least 100% of the value of the securities loaned. Furthermore, the Fund may terminate such loans at any time, and must receive reasonable interest on the collateral as well as dividends, interest, or other distributions paid on the security during the loan period. Upon expiration of the loan, the borrower of the securities will be obligated to return to the Fund the same number and kind of securities as those loaned together with duly executed stock powers. The Fund must be permitted to vote the proxies if a material event affecting the value of the security is to occur. The Fund may pay reasonable fees in connection with the loan, including reasonable fees to the Fund's Custodian for its services.


Mortgage-Related and Other Asset-Backed Securities

     Mortgage Pass-Through Securities. These are interests in pools of mortgage loans, assembled and issued by various governmental, government-related, and private organizations. Unlike other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs. "Modified pass-through" securities (such as securities issued by the Government National Mortgage Association ("GNMA")) entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

     The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration insured or Veterans Administration guaranteed mortgages.

     Government-related guarantors whose obligations are not backed by the full faith and credit of the United States Government include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FHLMC is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("Pcs") that represent interests in conventional mortgages from FHLMC's national portfolio. FNMA and FHLMC guarantee the timely payment of interest and ultimate collection of principal on securities they issue, but their guarantees are not backed by the full faith and credit of the United States Government.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments for such securities. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Adviser determines that the securities meet the Fund's quality standards. Securities issued by certain private organizations may not be readily marketable.

     Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Fund's industry concentration restrictions, set forth above under "Investment Restrictions," by virtue of the exclusion from the test available to all U.S. Government securities. The Fund will take the position that privately-issued mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of residential or commercial mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

     Collateralized Mortgage Obligations (CMOs). A CMO is similar to a bond in that interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans or by portfolios of mortgage pass-through securities guaranteed by entities such as GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are typically structured in multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes typically receive principal only after the first class has been retired. An investor may be partially guarded against a sooner than desired return of principal because of the sequential payments.

     FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates and are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC Pcs, payments of principal and interest on the CMOs are made semiannually rather than monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule. Sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payments of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking-fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date. If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

     CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans. As described above, the cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The "residual" in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and, in particular, the prepayment experience on the mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual.

     CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. CMO residuals may be subject to certain restrictions on transferability, may be deemed "illiquid," and may be subject to the Fund's limitations on investment in illiquid securities.

     Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. They may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities even if the security is in one of the highest rating categories.

     Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

     The Fund may invest in other mortgage-related securities with features similar to those described above, to the extent consistent with the Fund's investment objectives and policies.

     Other Asset-Backed Securities. Through trusts and other special purpose entities, various types of securities based on financial assets other than mortgage loans are increasingly available, in both pass-through structures similar to mortgage pass-through securities described above and in other structures more like CMOs. As with mortgage-related securities, these asset-backed securities are often backed by a pool of financial assets representing the obligations of a number of different parties. They often include credit-enhancement features similar to mortgage-related securities.

     Financial assets on which these securities are based include automobile receivables; credit card receivables; loans to finance boats, recreational vehicles, and mobile homes; computer, copier, railcar, and medical equipment leases; and trade, healthcare, and franchise receivables. In general, the obligations supporting these asset-backed securities are of shorter maturities than mortgage loans and are less likely to experience substantial prepayments. However, obligations such as credit card receivables are generally unsecured and the obligors are often entitled to protection under a number of state and federal consumer credit laws granting, among other things, rights to set off certain amounts owed on the credit cards, thus reducing the balance due. Other obligations that are secured, such as automobile receivables, may present issuers with difficulties in perfecting and executing on the security interests, particularly where the issuer allows the servicers of the receivables to retain possession of the underlying obligations, thus increasing the risk that recoveries on defaulted obligations may not be adequate to support payments on the securities.

     The Adviser expects additional assets will be "securitized" in the future. The Fund may invest in any such instruments or variations on them to the extent consistent with the Fund's investment objectives and policies.



Forward Foreign Currency Exchange Contracts
     In order to hedge against adverse movements in exchange rates between currencies, the Fund may enter into forward foreign currency exchange contracts ("forward currency contracts") for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. The Fund may enter into forward currency contracts either with respect to specific transactions or with respect to the Fund's portfolio positions.


                             PERFORMANCE INFORMATION

     The Fund may, from time to time, include performance information in advertisements, sales literature or reports to shareholders or prospective investors. Performance information in advertisements and sales literature may be expressed as a yield of a class and as a total return of any class of the Fund.

     Standardized quotations of average annual total return for Class A or Class B shares will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in either Class A or Class B shares over periods of 1, 5 and 10 years or up to the life of the class of shares), calculated for each class separately pursuant to the following formula: P(1+T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of each Class's expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B shares, and assume that all dividends and distributions are on Class A and Class B shares reinvested when paid.

     The Fund may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, the Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor's The Outlook, and Personal Investor. The Fund may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of the Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), Dow Jones Industrial Average, Europe Australia Far East Index (EAFE), Consumer Price Index, Lehman Brothers Corporate Index and Lehman Brothers T-Bond Index.

     Advertisements, sales literature and other communications may contain information about the Fund and Adviser's current investment strategies and management style. Current strategies and style may change to allow the Fund to respond quickly to changing market and economic conditions. From time to time the Fund may include specific portfolio holdings or industries, such as IBM or health care, in such communications. To illustrate components of overall performance, the Fund may separate is cumulative and average annual returns into income and capital gains components; or cite separately as a return figure the equity or bond portion of the Fund's portfolio; or compare the Fund's equity or bond return future to well-known indices of market performance, including, but not limited to: the S&P 500, Dow Jones Industrial Average, CS First Boston High Yield Index and Salomon Brothers Corporate Bond and Government Bond Indices.

     Quotations of yield for the Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and is computed by dividing net investment income by the value of a share on the last day of the period according to the following formula:

                      Yield = 2[(a-b)/(cxd) + 1)(6) - 1]

   Where a = dividends and interest earned during the period by the Fund, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.


     For the period ended April 30, 1998, the yield of the Class A Shares and Class B Shares was 3.57% and 3.00%, respectively.

     For the 1, 5 and 10 year periods ended April 30, 1998, the average annual total return of the Class A Shares was 16.10%, 10.93% and 12.58%, respectively. For the 1 and 5 year periods ended April 30, 1998, and since inception (January 3, 1992), for Class B Shares, the average annual total return was 17.03%, 11.19% and 11.49%, respectively. Performance information reflects only the performance of a hypothetical investment in each class during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the portfolio, and the market condition during the given time period, and should not be considered as a representation of what may be achieved in the future.

     The Fund may also compute aggregate total return for specified periods based on a hypothetical Class A or Class B account with an assumed initial investment of $10,000. The aggregate total return is determined by dividing the net asset value of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of aggregate total return reflects payment of the Class A shares's maximum sales charge of 4.75% and assumes reinvestment of all income dividends and capital gain distributions during the period. Based on the foregoing, the Class A share's aggregate cumulative total return quotation for the period commencing September 7, 1940 and ending April 30, 1998 was 33,143%. Class B aggregate cumulative total return quotation for the period commencing with the offering of the Class B Shares on January 3, 1992 and ending April 30, 1998 was 99.06%.


     The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, for both classes of shares of the Fund, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted below. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or aggregate rate of return calculations.


                               PORTFOLIO TURNOVER

     Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Fund's securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of Fund shares and by requirements which enable the Fund to receive certain favorable tax treatment (see "Dividends, Distributions and Taxes"). Historical annual rates of portfolio turnover for the Fund are set forth in the prospectus, a copy of which must precede or accompany this Statement of Additional Information.


     For the fiscal years ended April 30, 1996, 1997 and 1998, respectively, the turnover rates for the equity portion of the Fund were 104%, 148% and 139%. The turnover rates for the fixed income securities were 112%, 42% and 126% for the same periods.



                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Adviser places orders for the purchase and sale of securities, supervises their execution and negotiates brokerage commissions on behalf of the Fund. It is the practice of the Adviser to seek the best prices and best execution of orders and to negotiate brokerage commissions which in the Adviser's opinion are reasonable in relation to the value of the brokerage services provided by the executing broker. Brokers who have executed orders for the Fund are asked to quote a fair commission for their services. If the execution is satisfactory and if the requested rate approximates rates currently being quoted by the other brokers selected by the Adviser, the rate is deemed by the Adviser to be reasonable. Brokers may ask for higher rates of commission if all or a portion of the securities involved in the transaction are positioned by the broker, if the broker believes it has brought the Fund an unusually favorable trading opportunity, or if the broker regards its research services as being of exceptional value, and payment of such commissions is authorized by the Adviser after the transaction has been consummated. If the adviser more than occasionally differs with the broker's appraisal of opportunity or value, the broker would not be selected to execute trades in the future.

     The Adviser believes that the Fund benefits with a securities industry comprised of many and diverse firms and that the long-term interest of shareholders of the Fund is best served by its brokerage policies which include paying a fair commission rather than seeking to exploit its leverage to force the lowest possible commission rate. The primary factors considered in determining the firms to which brokerage orders are given are the Adviser's appraisal of: the firm's ability to execute the order in the desired manner, the value of research services provided by the firm, and the firm's attitude toward and interest in mutual funds in general including the sale of mutual funds managed and sponsored by the Adviser. The Adviser does not offer or promise to any broker an amount or percentage of brokerage commissions as an inducement or reward for the sale of shares of the Fund. Over-the-counter purchases and sales are transacted directly with principal market-makers except in those circumstances where in the opinion of the Adviser better prices and execution are available elsewhere.

     The Fund has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the Adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Fund. No advisory account of the Adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared pro rata based on the Fund's participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Adviser's accounts in accordance with the allocation order, and if the order it partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the Adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the Adviser's compliance officer as soon as practicable after the opening of the markets or the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees will annually review these procedures or as frequently as shall appear appropriate.

     In general terms, the nature of research services provided by brokers encompasses statistical and background information, and forecasts and interpretations with respect to U.S. and foreign economies, U.S. and foreign money markets, fixed income markets and equity markets, specific industry groups, and individual issues. Research services will vary from firm to firm, with broadest coverage generally from the large full-line firms. Smaller firms in general tend to provide information and interpretations on a smaller scale, frequently with a regional emphasis. In addition, several firms monitor federal, state, local and foreign political developments; many of the brokers also provide access to outside consultants. The outside research assistance is particularly useful to the Adviser's staff since the brokers as a group tend to monitor a broader universe of securities and other matters than the Adviser's staff can follow. In addition, it provides the Adviser with a diverse perspective on financial markets. Research and investment information is provided by these and other brokers at no cost to the Adviser and is available for the benefit of other accounts advised by the Adviser and its affiliates and not all of this information will be used in connection with the Fund. While this information may be useful in varying degrees and may tend to reduce the Adviser's expenses, it is not possible to estimate its value and in the opinion of the Adviser it does not reduce the Adviser's expenses in a determinable amount. The extent to which the Adviser makes use of statistical, research and other services furnished by brokers is considered by the Adviser in the allocation of brokerage business but there is no formula by which such business is allocated. The Adviser does so in accordance with its judgment of the best interest of the Funds and their shareholders.

     Purchases and sales of fixed-income securities will usually be principal transactions. Such securities often will be purchased or sold from or to dealers serving as market makers for the securities at a net price. The Fund will also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed-income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed-income securities transactions consists primarily of dealer spreads and underwriting commissions.

     In purchasing and selling fixed-income securities, it is the policy of the Fund to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors, such as the dealer's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily pay the lowest spread or commission available.

     The Fund may, in circumstances in which two or more dealers are in a position to offer comparable results, give preference to a dealer which has provided statistical or other research services to the Fund. By allocating transactions in this manner, the Adviser is able to supplement its research and analysis with the views and information of other securities firms.

     During the fiscal years ended April 30, 1996, 1997 and 1998, brokerage commissions paid by the Fund totaled $1,189,884, $1,778,732 and $1,276,897, respectively. None of such commissions was paid to a broker who was an affiliated person of the Fund or an affiliated person of such a person or, to the knowledge of the Fund, to a broker an affiliated person of which was an affiliated person of the Fund or the Adviser. Total brokerage commissions paid during the fiscal year ended April 30, 1998 included brokerage commissions of $877,676 on portfolio transactions aggregating $741,999,534 executed by brokers who provided research and other statistical and factual information.



                             SERVICES OF THE ADVISER


     Effective June 1, 1998, National Securities & Research Corporation ("National") assigned its investment advisory agreement to Phoenix Investment Counsel, Inc. ("PIC"). PIC now serves as the Adviser for the Fund. National and PIC are both subsidiaries of Phoenix Investment Partners, Ltd. Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life") owns a majority interest in Phoenix Investment Partners, Ltd. Phoenix Home Life is a mutual insurance company engaged in the insurance and investment businesses. Phoenix Home Life's principal place of business is located at One American Row, Hartford, Connecticut.


     The Adviser provides certain services and facilities required to carry on the day-to-day operations of the Fund (for which it receives a management fee) other than the costs of printing and mailing proxy materials, reports and notices to shareholders; outside legal and auditing accounting services; regulatory filing fees and expenses of printing the Fund's registration statements (but the Distributor purchases such copies of the Fund's prospectuses and reports and communications to shareholders as it may require for sales purposes); insurance expense; association membership dues; brokerage fees; and taxes.


     As compensation for its services, the Adviser receives a fee, which is accrued daily against the value of the Fund's net assets and is paid monthly by the Fund. The fee is computed at an annual rate of 0.70% of the Fund's average daily net assets up to $1 billion, 0.65% of the Fund's average daily net assets from $1 billion to $2 billion and 0.60% of the Fund's average daily net assets in excess of $2 billion. For the fiscal years 1996, 1997 and 1998, the net management fees paid by the Fund to the Adviser were $6,253,253, $5,982,415 and $5,877,607, respectively.

     The Management Agreement was approved by the Trustees of the Fund on March 16, 1993, and by the shareholders of the Fund on May 13, 1993. The Management Agreement will continue in effect from year to year if specifically approved annually (a) by the Trustees of the Fund, including a majority of the disinterested Trustees, or by (b) a majority of the outstanding voting securities of the Fund as defined in the 1940 Act. The Management Agreement may be terminated without penalty at any time by a similar vote upon 60 days' notice or by the adviser upon 60 days' written notice and will automatically terminate in the event of its assignment as defined in Section 2(a)(4) of the 1940 Act.

     Philip R. McLoughlin, a Trustee and officer of the Fund, is also a director of the Adviser. Michael E. Haylon and William R. Moyer, officers of the Fund, are also directors and officers of the Adviser. G. Jeffrey Bohne, Steven L. Colton, Nancy G. Curtiss, William E. Keen, III, Christopher J. Kelleher, Leonard J. Saltiel, Thomas N. Steenburg and James D. Wehr, officers of the Fund, are also officers of the Adviser.



                                 NET ASSET VALUE


     The net asset value per share of the Fund is determined as of the close of trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The Exchange will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Fund does not price securities on weekends or United States national holidays, the net asset value of the Fund's foreign assets may be significantly affected on days when the investor has no access to the Fund. The net asset value per share of the Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission. The total liability allocated to a class, plus that class's distribution plan fees and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.


     A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for the Fund if it invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of the Fund. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the

Trustees or their delegates. If at any time the Fund has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.


                                HOW TO BUY SHARES

     The minimum initial investment is $500 and the minimum subsequent investment is $25. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (IRA). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. Completed applications for the purchase of shares should be mailed to: Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.


     The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker or the broker's authorized designee.



                        ALTERNATIVE PURCHASE ARRANGEMENTS

     Shares of the Fund may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative"), or (ii) on a contingent deferred basis (the "deferred sales charge alternative").


     The alternative purchase arrangement permits an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Fund, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated continuing distribution plan fees and contingent deferred sales charges on Class B shares prior to conversion would be less than the initial sales charge and accumulated distribution plan fees on Class A shares purchased at the same time, and to what extent such differential would be offset by the lower expenses attributable to Class A shares.

     Class A shares are subject to lower distribution plan fees and, accordingly, pay correspondingly higher dividends, to the extent any dividends are paid, per share. However, because initial sales charges are deducted at the time of purchase, such investors would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially. However, other investors might determine that it would be more advantageous to purchase Class B shares to have all their funds invested initially, although remaining subject to higher continuing distribution charges and, for a five-year period, being subject to a contingent deferred sales charge.

     The distribution expenses incurred by the Distributor in connection with the sale of the shares will be paid, in the case of Class A shares, from the proceeds of the initial sales charge and the ongoing distribution plan fees and, in the case of Class B shares, from the proceeds of the ongoing distribution plan fees and the contingent deferred sales charge incurred upon redemption within five years of purchase. Sales personnel of broker-dealers distributing the Fund's shares may receive differing compensation for selling Class A or Class B shares. Investors should understand that the purpose and function of the contingent deferred sales charge and ongoing distribution plan fees with respect to the Class B shares are the same as those of the initial sales charge and ongoing distribution plan fees with respect to the Class A shares.

     Dividends paid by the Fund, if any, with respect to Class A and Class B shares will be calculated in the same manner at the same time on the same day, except that the higher distribution plan fees and any incremental transfer agency costs relating to Class B shares will be borne exclusively by that class. See "Dividends, Distributions and Taxes."


     The Trustees of the Fund have determined that currently no conflict of interest exists between the Class A and Class B shares. On an ongoing basis, the Trustees of the Fund, pursuant to their fiduciary duties under the 1940 Act and state laws, will seek to ensure that no such conflict arises.


Class A Shares

     An investor who elects the initial sales charge alternative acquires Class A shares. Class A shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed. Class A shares are subject to ongoing distribution plan fees at an annual rate of up to 0.30% of the Fund's aggregate average daily net assets attributable to the Class A shares. However, for the current fiscal year, the Distributor has voluntarily agreed to limit the distribution plan fees for Class A Shares to 0.25%. In addition, certain purchases of Class A shares qualify for reduced initial sales charges. See the Fund's current Prospectus.



Class B Shares

     An investor who elects the deferred sales charge alternative acquires Class B shares. Class B shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within five years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. See the Fund's current Prospectus.


     Class B shares are subject to ongoing distribution plan fees at an annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to the Class B shares. Class B shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution plan fees paid by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A shares. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted, in the circumstances and subject to the qualifications described in the Fund's Prospectus.

     Class B shares include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending eight years after the end of the month in which the shares were issued. At the end of this period, Class B shares will automatically convert to Class A shares and will no longer be subject to the higher distribution plan fees. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to relieve the holders of Class B shares that have been outstanding for a period of time sufficient for the Distributor to have been compensated for distribution expenses related to the Class B shares from most of the burden of such distribution-related expenses.


     For purposes of conversion to Class A, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's Fund account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's Fund account (other than those in the sub-account) convert to Class A, an equal pro rata portion of the Class B shares in the sub-account will also convert to Class A.


                            INVESTOR ACCOUNT SERVICES


     The Fund offers combination purchase privileges, letters of intent, accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Shareholder Services at (800) 243-1574.


Exchanges

     Under certain circumstances, shares of any Affiliated Phoenix Fund may be exchanged for shares of the same Class on the basis of the relative net asset values per share at the time of the exchange. Exchanges are subject to the minimum initial investment requirement of the designated Series, Fund, or Portfolio, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Affiliated Phoenix Fund, if currently offered. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of original shares purchased continues to apply.The exchange of shares is treated as a sale and purchase for federal income tax purposes (see also "Dividends, Distributions and Taxes").

     Systematic Exchanges. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Affiliated Phoenix Fund automatically on a monthly, quarterly, semi-annual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Affiliated Phoenix Fund. This requirement does not apply to Phoenix "Self Security" program participants. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Systematic exchange forms are available from the Distributor.


Dividend Reinvestment Across Accounts

     If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Affiliated Phoenix Funds at net asset value. You should obtain a current prospectus and consider the objectives and policies of each fund carefully before directing dividends and distributions to another fund. Reinvestment election forms and prospectuses are available from Equity Planning. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.


Invest-By-Phone

     This expedited investment service allows you to make an investment in an account by requesting a transfer of funds from the balance of your bank account. Once a request is phoned in, the Transfer Agent will initiate the transaction by wiring a request for monies to your commercial bank, savings bank or credit union via Automated Clearing House (ACH). Your bank, which must be an ACH member, will in turn forward the monies to the Transfer Agent for credit to your account. ACH is a computer based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions. This service may also be used to sell shares of the Fund and direct proceeds of sale through ACH to your bank account.

     To establish this service, please complete the Invest-by-Phone Application and attach a voided check. Upon the Transfer Agent's acceptance of the authorization form (usually within two weeks) you may call toll free (800) 367-5877 prior to 3:00 PM (eastern time) to place your purchase request. Instructions as to the account number and amount to be invested must be communicated to the Transfer Agent. The Transfer Agent will then contact your bank via ACH with appropriate instructions. The purchase is normally credited to your account the day following receipt of the verbal instructions. The Fund may delay the mailing of a check for redemption proceeds of Fund shares purchased with a check or via Invest-by-Phone service until the Fund has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days after receipt of the check.


     The Fund and the Transfer Agent reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.


                              REDEMPTION OF SHARES

     Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefor postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or if permitted by rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the Securities and Exchange Commission for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days after receipt of the check. Redemptions by Class B shareholders will be subject to the applicable deferred sales charge, if any. See the Fund's current Prospectus for further information.


     The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker or the broker's authorized designee.

     A shareholder should contact his/her broker/dealer if he/she wishes to transfer shares from an existing broker/dealer street name account to a street name account with another broker/dealer. The Fund has no specific procedures governing such account transfers.



Redemption of Small Accounts

     Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to redeem, at net asset value, the shares of any shareholder whose account has a value, due to redemptions, of less than $200. Before the Fund redeems these shares, the shareholder will be given notice that the value of the shares in the account is less than the minimum amount and will be allowed 30 days to make an additional investment in an amount which will increase the value of the account to at least $200.



By Mail

     Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Phoenix Funds c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to Equity Planning that the Fund redeem the shares. See the Fund's current Prospectus for more information.


Telephone Redemption

     Shareholders who do not have certificated shares may redeem up to $50,000 worth of their shares by telephone. See the Fund's current Prospectus for additional information.

Reinvestment Privilege
     Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinstatement of their investment at net asset value. See the Fund's current Prospectus for more information and conditions attached to the privilege.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES


     The Fund intends to remain qualified as a regulated investment company under certain provisions of the Code. Under such provisions, the Fund will not be subject to federal income tax on such part of its ordinary income and net realized capital gains which it distributes to shareholders provided it meets certain distribution requirements. To qualify for treatment as a regulated investment company, the Fund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest payments with respect to security loans and gains from the sale or disposition of stock or securities and certain other items and (b) diversify its holdings so that, at the end of each quarter of the taxable year (i) at least 50% of the market value of the Fund's assets are represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for purposes of this calculation to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of any one issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). If, in any taxable year, the Fund does not qualify as a regulated investment company all of its taxable income will be taxed to the Fund at corporate rates.

     The Code imposes a 4% nondeductible excise tax on a regulated investment company, such as the Fund, if it does not distribute to its shareholders during the calendar year an amount equal to 98% of its net ordinary income, with certain adjustments, plus 98% of the Fund's net capital gains for the 12-month period ending on October 31 of such calendar year. In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous reporting year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the regulated investment company does not meet the foregoing distribution requirements. If the Fund has taxable income that would be subject to the excise tax, the Fund intends to distribute such income so as to avoid payment of the excise tax.

     Under another provision of the Code, any dividend declared by the Fund to shareholders of record in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by, and will be taxable to shareholders as of December 31, provided that the dividend is actually paid by the Fund in January of the following year.


     Under certain circumstances, the sales charge incurred in acquiring shares of the Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of the Fund are disposed of within 90 days after the date on which they were acquired and new shares of a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

     Distributions by the Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value of a share below a shareholder's cost for the share, such a distribution nevertheless generally would be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time may include the amount of the forthcoming distribution, but the distribution generally would be taxable to them.


     Some shareholders may be subject to withholding of federal income tax on dividends and redemption payments from the Fund backup withholding at the rate of 31%. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Generally, shareholders subject to backup withholding will be (i) those for whom a certified taxpayer identification number is not on file with the Fund, (ii) those about whom notification has been received (either by the shareholder or the Fund) from the Internal Revenue Service that they are subject to backup withholding or (iii) those who, to the Fund's knowledge, have furnished an incorrect taxpayer identification number. Generally, to avoid backup withholding, an investor must, at the time an account is opened, certify under penalties of perjury that the taxpayer identification number furnished is correct and that he or she is not subject to backup withholding.


     The Fund may invest in certain debt securities that are originally issued or acquired at a discount. Special rules apply under the Code to the recognition of income with respect to such debt securities. Under the special rules, the Fund may recognize income for tax purposes without a corresponding current receipt of cash. In addition, gain on a disposition of a debt security subject to the special rules may be treated wholly or partially as ordinary income, not capital gain.

     The Fund intends to accrue dividend income for federal income tax purposes in accordance with the rules applicable to regulated investment companies. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by the Fund as taxable income.


     Transactions in options on stock indexes are subject to the Code rules of section 1256. Pursuant to these rules, such options, whether sold by the Fund during a taxable year or held by the Fund at the close of its taxable year, will be treated as if sold for their market value. Generally, 60% of any net gain or loss recognized on the deemed sale, as well as 60% of the gain or loss with respect to any actual termination (including expiration), will be treated as long-term capital gain or loss and the remaining 40% will be treated as short-term capital gain or loss.

     The Fund may be subject to tax on dividend or interest income received from securities of non-U.S issuers withheld by a foreign country at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of tax or exemption from tax on income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known. The Fund intends to operate so as to qualify for treaty tax benefits where applicable. To the extent that the Fund is liable for foreign income taxes withheld at the source, the Fund may operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders tax benefits attributable to foreign income taxes paid by the Fund. If more than 50% of the value of the Fund's total assets at the close of its taxable year is comprised of securities issued by foreign corporations, the Fund may elect with the Internal Revenue Service to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. Pursuant to this election, shareholders will be required to (i) include in gross income, even though no actually received, their respective pro rata share of foreign taxes paid by the Fund; (ii) treat their pro rata share of foreign taxes as paid by them; (iii) either deduct their pro rata share of foreign taxes in computing their taxable income, or use such share as foreign tax credit against U.S. income tax (but not both). No deduction for foreign taxes may be claimed by a non-corporate shareholder who does not itemize deductions. The Fund may meet the requirements to "pass through" to its shareholders foreign income taxes paid, but there can be no assurance that the Fund will be able to do so. Each shareholder will be notified within 60 days after the close of each taxable year of the Fund if the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro rata share (by country) or (i) the foreign taxes paid and (ii) the Fund's gross income from foreign sources. Shareholders who are not liable for federal income taxes will not be affected by such "pass through" of foreign tax credits.

     The foregoing is a general summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and these Treasury Regulations are subject to change by legislative or administrative action either prospectively or retroactively. Distributions and the transactions referred to above may be subject to state and local income tax, and the treatment thereof may differ from the federal treatment discussed herein.


     Shareholders are advised to consult with their tax advisor or attorney regarding specific questions as to federal, foreign, state or local taxes.



                         TAX SHELTERED RETIREMENT PLANS


     Shares of the Fund and other Affiliated Phoenix Funds may be offered in connection with employer-sponsored 401(k) plans. PIC and its affiliates may provide administrative services to these plans and to their participants, in addition to the services that PIC and its affiliates provide to the Phoenix Funds, and receive compensation therefor. For information on the terms and conditions applicable to employee participation in such plans, including information on applicable plan administrative charges and expenses, prospective investors should consult the plan documentation and employee enrollment information which is available from participating employers.



                                 THE DISTRIBUTOR


     Pursuant to an Underwriting Agreement with the Fund, Phoenix Equity Planning Corporation (the "Distributor"), an indirect less than wholly-owned subsidiary of Phoenix Home Life and an affiliate of PIC, serves as distributor for the Fund. The address of the Distributor is P.O. Box 2200, 100 Bright Meadow Blvd., Enfield, Connecticut 06083-2200. As such, the Distributor conducts a continuous offering pursuant to a "best efforts" arrangement requiring the Distributor to take and pay for only such securities as may be sold to the public. During the fiscal years 1996, 1997 and 1998, purchasers of the Fund shares paid aggregate sales charges of $2,500,197, $1,478,251 and $1,204,486, respectively, of which the principal Distributor of the Fund received net commissions of $1,910,302, $1,028,526 and $859,920, respectively, for its services, the balance being paid to dealers. The fees were used to compensate sales and services persons for selling shares of the Fund and for providing services to shareholders. In addition, the fees were used to compensate the Distributor for sales and promotional activities.

     The Underwriting Agreement may be terminated at any time on not more than 60 days written notice, without payment of a penalty, by the Distributor, by vote of a majority of the outstanding voting securities of the Fund, or by vote of a majority of the

Fund's Trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Distribution Plans or in any related agreements. The Underwriting Agreement will terminate automatically in the event of its assignment.

     Dealers with whom the Distributor has entered into sales agreements receive sales charges in accordance with the commission table set forth in the Prospectus. The Distributor may from time to time pay, from its own resources or pursuant to the Distribution Plans described below, a bonus or other incentive to dealers (other than the Distributor) which employ a registered representative who sells a minimum dollar amount of the shares of the Fund during a specific period of time. Such bonus or other incentive may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or without the United States or other bonuses such as gift certificates or the cash equivalent of such bonuses. The Distributor may, from time to time, reallow the entire portion of the sales charge which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

     Equity Planning also acts as financial agent of the Fund and as such performs administrative, bookkeeping and pricing functions for the Fund. For its services as financial agent, Equity Planning will be paid a fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc., as subagent, to the financial agent, plus (2) the documented cost to the financial agent to provide financial reporting and tax services and oversight of the subagent's performance. The current fee schedule of PFPC, Inc. is based upon the average of the aggregate daily net asset values of the Fund, at the following incremental annual rates.




     First $200 million                .085%
     $200 million to $400 million       .05%
     $400 million to $600 million       .03%
     $600 million to $800 million       .02%
     $800 million to $1 billion        .015%
     Greater than $1 billion          .0125%



     Percentage rates are applied to the aggregate daily net asset values of the Fund. PFPC, Inc. also charges minimum fees and additional fees for each additional class of fund shares. Equity Planning retains PFPC, Inc. as subagent for each of the funds for which Equity Planning serves as financial agent. PFPC, Inc. agreed to a modified fee structure and waived certain charges. Because PFPC, Inc.'s arrangement would have favored smaller funds over larger funds, Equity Planning reallocates PFPC, Inc.'s overall asset-based charges among all funds for which it serves as financial agent on the basis of the relative net assets of each fund. As a result, the PFPC, Inc. charges to the Fund are expected to be slightly less than the amount that would be found through direct application of the table illustrated above. For its services during the Fund's fiscal year ended April 30, 1998, Equity Planning received $252,949.


                               DISTRIBUTION PLANS

     The Fund has adopted separate amended and restated distribution plans under Rule 12b-1 of the 1940 Act for each class of shares of the Fund (the "Class A Plan," the "Class B Plan," and collectively the "Plans"). The Plans permit the Fund to reimburse the Distributor for expenses incurred in connection with activities intended to promote the sale of Fund shares and to pay for the furnishing of shareholder services. Pursuant to the Class A Plan, the Fund may reimburse the Distributor for actual expenses of the Distributor up to 0.05% of the average daily net assets of the Fund's Class A shares. For fiscal year 1998, the Distributor has voluntarily agreed to waive the fee for Class A Shares. Under the Class B Plan, the Fund may reimburse the Distributor monthly for actual expense of the Distributor up to 0.75% of the average daily net assets of the Fund's Class B shares. In addition, the Fund will pay the Distributor 0.25% annually of the average daily net assets of the Fund for providing services to the shareholders, including assistance in connection with inquiries related to shareholder accounts (the "Service Fee").

     Expenditures under the Plans shall consist of: (i) commissions to sales personnel for selling shares of the Fund (including distribution fees and financing expenses incurred in connection with the payment of commissions);
(ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions which have entered into agreements with the Distributor in the form of the Dealer Agreement for Phoenix Funds for services rendered in connection with the sale and distribution of shares of the Fund; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Fund; (v) the costs of preparing and distributing promotional materials; (vi) the cost of printing the Fund's Prospectus and Statement of Additional Information for distribution to potential investors; and (vii) such other similar services that the Trustees of the Fund determines are reasonably calculated to result in the sale of shares of the Fund.


     In order to receive payments under the Plans, participants must meet such qualifications to be established in the sole discretion of the Distributor, such as services to the Fund's shareholders; or services providing the Fund with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; or services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment; or other processing.



     No amounts paid or payable by the Fund under the Plan for Class A shares may be used to pay for, or reimburse payment for, sales or promotional services or activities unless such payment or reimbursement takes place prior to the earliest of (a) the last day of the one year period commencing on the last day of the calendar quarter during which the specific service or activity was performed, or (b) the last day of the one year period commencing on the last day of the calendar quarter during which payment for the services or activity was made by a third party on behalf of the Fund. The Class B Plan, however, does not limit the reimbursement of distribution related expenses to expenses incurred in specific time periods. If the Plans are terminated in accordance with their terms, the obligations of the Fund to make payments to the Distributor pursuant to the Plans will cease and the Fund will not be required to make any payments past the date on which each Plan terminates.


     For the fiscal year ended April 30, 1998, the Fund paid Rule 12b-1 Fees in the amount of $4,911,944 of which the Distributor received $3,121,953, unaffiliated broker-dealers received $1,721,986 and W.S. Griffith & Co., Inc., an affiliate, received $68,005. The Rule 12b-1 payments for the fiscal year ended April 30, 1998 were used for (1) compensation of dealers ($4,275,744),
(2) compensation to sales personnel ($285,270), (3) advertising ($155,368), (4) printing and mailing prospectuses to other than current shareholders ($18,201),
(5) service costs ($119,666) and (6) other costs ($57,695).


     On a quarterly basis, the Fund's Trustees review a report on expenditures under the Plans and the purposes for which expenditures were made. The Trustees conduct an additional, more extensive review annually in determining whether the Plans will be continued. By its terms, continuation of the Plans from year to year is contingent on annual approval by a majority of the Fund's Trustees and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the "Plan Trustees"). The Trustees have concluded that there is a reasonable likelihood that each Plan will benefit the Fund and each affected Class of shareholders.


     The Plans provide that they may not be amended to increase materially the costs which the Fund may bear pursuant to the Plans without approval of the shareholders of the Fund and that other material amendments to the Plans must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provide that while in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees who are not "interested persons." The Plans may be terminated at any time by vote of a majority of the Plan Trustees or a majority of the outstanding shares of the relevant class of the Fund.


     The National Association of Securities Dealers, Inc. (the "NASD") regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to suspend distribution plan fees or amend the Plans.



                              TRUSTEES AND OFFICERS


     The following table sets forth information concerning the Trustees and executive officers of the Fund, including their principal occupations during the past five years. Unless otherwise noted, the address of each executive officer and Trustee is 56 Prospect Street, Hartford, Connecticut, 06115.




                            Positions Held                    Principal Occupations
Name, Address and Age        With the Fund                   During the Past 5 Years
---------------------       --------------                   -----------------------
Robert Chesek (64)         Trustee            Trustee/Director (1981-present) and Chairman (1989-
49 Old Post Road                              1994), Phoenix Funds. Trustee, Phoenix-Aberdeen
Wethersfield, CT 06109                        Series Fund and Phoenix Duff & Phelps Institutional
                                              Mutual Funds (1996-present). Vice President,
                                              Common Stock, Phoenix Home Life Mutual Insurance
                                              Company (1980-1994). Director/Trustee, the National
                                              Affiliated Investment Companies (until 1993).

                               Positions Held                    Principal Occupations
Name, Address and Age          With the Fund                    During the Past 5 Years
---------------------          --------------                   -----------------------
E. Virgil Conway (69)         Trustee           Chairman, Metropolitan Transportation Authority
9 Rittenhouse Road                              (1992-present). Trustee/Director, Consolidated Edison
Bronxville, NY 10708                            Company of New York, Inc. (1970-present), Pace
                                                University (1978-present), Atlantic Mutual Insurance
                                                Company (1974-present), HRE Properties (1989-
                                                present), Greater New York Councils, Boy Scouts of
                                                America (1985-present), Union Pacific Corp. (1978-
                                                present), Blackrock Freddie Mac Mortgage Securities
                                                Fund (Advisory Director) (1990-present), Centennial
                                                Insurance Company (1974-present), Josiah Macy, Jr.,
                                                Foundation (1975-present), The Harlem Youth
                                                Development Foundation (1987-present), Accuhealth
                                                (1994-present), Trism, Inc. (1994-present), Realty
                                                Foundation of New York (1972-present), New York
                                                Housing Partnership Development Corp. (Chairman)
                                                (1981-present) and Fund Directions (Advisory
                                                Director) (1993-present). Director/Trustee, Phoenix
                                                Funds (1993-present). Trustee, Phoenix-Aberdeen
                                                Series Fund and Phoenix Duff & Phelps Institutional
                                                Mutual Funds (1996-present). Director, Duff &
                                                Phelps Utilities Tax-Free Income Inc. and Duff &
                                                Phelps Utility and Corporate Bond Trust Inc. (1995-
                                                present). Member, Audit Committee of the City of
                                                New York (1981-1996). Advisory Director, Blackrock
                                                Fannie Mae Mortgage Securities Fund (1989-1996).
                                                Member (1990-1995), Chairman (1992-1995),
                                                Financial Accounting Standards Advisory Council.
                                                Director/Trustee, the National Affiliated Investment
                                                Companies (until 1993).
Harry Dalzell-Payne (69)      Trustee           Director/Trustee, Phoenix Funds (1983-present).
330 East 39th Street                            Trustee, Phoenix-Aberdeen Series Fund and Phoenix
Apartment 29G                                   Duff & Phelps Institutional Mutual Funds (1996-
New York, NY 10022                              present). Director, Duff & Phelps Utilities Tax-Free
                                                Income Inc. and Duff & Phelps Utility and Corporate
                                                Bond Trust Inc. (1995-present). Director, Farragut
                                                Mortgage Co., Inc. (1991-1994). Director/Trustee, the
                                                National Affiliated Investment Companies (1983-
                                                1993). Formerly a Major General of the British Army.
*Francis E. Jeffries (67)     Trustee           Director/Trustee, Phoenix Funds (1995-present).
6585 Nicholas Blvd.                             Trustee, Phoenix-Aberdeen Series Inc. and Phoenix
Apt. 1601                                       Duff & Phelps Institutional Mutual Funds (1996-
Naples, FL 33963                                present). Director, Duff & Phelps Utilities Income
                                                Inc. (1987-present), Duff & Phelps Utilities Tax-Free
                                                Income Inc. (1991-present) and Duff & Phelps
                                                Utility and Corporate Bond Trust Inc. (1993-present).
                                                Director, The Empire District Electric Company
                                                (1984-present). Director (1989-1997), Chairman of
                                                the Board (1993-1997), President (1989-1993), and
                                                Chief Executive Officer (1989-1995), Phoenix
                                                Investment Partners, Ltd.

                                Positions Held                    Principal Occupations
Name, Address and Age           With the Fund                    During the Past 5 Years
---------------------           --------------                   -----------------------
Leroy Keith, Jr. (59)          Trustee           Chairman and Chief Executive Officer, Carson
Chairman and Chief                               Products Company (1995-present). Director/Trustee,
Executive Officer                                Phoenix Funds (1980-present). Trustee, Phoenix-
Carson Products Company                          Aberdeen Series Fund and Phoenix Duff & Phelps
64 Ross Road                                     Institutional Mutual Funds (1996-present). Director,
Savannah, GA 30750                               Equifax Corp. (1991-present) and Evergreen
                                                 International Fund, Inc. (1989-present). Trustee,
                                                 Evergreen Liquid Trust, Evergreen Tax Exempt Trust,
                                                 Evergreen Tax Free Fund, Master Reserves Tax Free
                                                 Trust, and Master Reserves Trust. President,
                                                 Morehouse College (1987-1994). Chairman and Chief
                                                 Executive Officer, Keith Ventures (1992-1994).
                                                 Director/Trustee, the National Affiliated Investment
                                                 Companies (until 1993). Director, Blue Cross/Blue
                                                 Shield (1989-1993) and First Union Bank of Georgia
                                                 ( 1989-1993).
*Philip R. McLoughlin (51)     Trustee and       Chairman, (1997-present), Director, (1995-present),
                               President         Vice Chairman (1995-1997) and Chief Executive
                                                 Officer, (1995-present) Phoenix Investment Partners,
                                                 Ltd. Director (1994-present) and Executive Vice
                                                 President, Investments (1988-present), Phoenix Home
                                                 Life Mutual Insurance Company. Director/Trustee and
                                                 President, Phoenix Funds (1989-present). Trustee
                                                 and President, Phoenix-Aberdeen Series Fund and
                                                 Phoenix Duff & Phelps Institutional Mutual Funds
                                                 (1996-present). Director, Duff & Phelps Utilities
                                                 Tax-Free Income Inc. (1995-present) and Duff &
                                                 Phelps Utility and Corporate Bond Trust Inc. (1995-
                                                 present). Director (1983-present) and Chairman
                                                 (1995-present), Phoenix Investment Counsel, Inc.
                                                 Director (1984-present) and President (1990-present),
                                                 Phoenix Equity Planning Corporation. Director
                                                 (1993-present), Chairman (1993-present) and Chief
                                                 Executive Officer (1993-1995), National Securities &
                                                 Research Corporation. Director, Phoenix Realty
                                                 Group, Inc. (1994-present), Phoenix Realty Advisors,
                                                 Inc. (1987-present), Phoenix Realty Investors, Inc.
                                                 (1994-present), Phoenix Realty Securities, Inc.
                                                 (1994-present), PXRE Corporation (Delaware) (1985-
                                                 present), and World Trust Fund (1991-present).
                                                 Director and Executive Vice President, Phoenix Life
                                                 and Annuity Company (1996-present). Director and
                                                 Executive Vice President, PHL Variable Insurance
                                                 Company (1995-present). Director, Phoenix Charter
                                                 Oak Trust Company (1996-present). Director and
                                                 Vice President, PM Holdings, Inc. (1985-present).
                                                 Director and President, Phoenix Securities Group,
                                                 Inc. (1993-1995). Director (1992-present) and
                                                 President (1992-1994), W. S. Griffith & Co., Inc.
                                                 Director, PHL Associates, Inc. (1995-present).
                                                 Director/Trustee, the National Affiliated Investment
                                                 Companies (until 1993).

                              Positions Held                    Principal Occupations
Name, Address and Age         With the Fund                    During the Past 5 Years
---------------------         --------------                   -----------------------
**Everett L. Morris (70)     Trustee           Vice President, W.H. Reaves and Company (1993-
164 Laird Road                                 present). Director/Trustee, Phoenix Funds (1995-
Colts Neck, NJ 07722                           present). Trustee, Phoenix-Aberdeen Series Fund and
                                               Phoenix Duff & Phelps Institutional Mutual Funds
                                               (1996-present). Director, Duff & Phelps Utilities
                                               Tax-Free Income Inc. (1991-present) and Duff &
                                               Phelps Utility and Corporate Bond Trust Inc. (1993-
                                               present).
*James M. Oates (52)         Trustee           Chairman, IBEX Capital Markets LLC (1997-
Managing Director                              present). Managing Director, Wydown Group (1994-
The Wydown Group                               present). Director, Phoenix Investment Partners, Ltd.
IBEX Capital Markets LLC                       (1995-present). Director/Trustee, Phoenix Funds
60 State Street                                (1987-present). Trustee, Phoenix-Aberdeen Series
Suite 950                                      Fund and Phoenix Duff & Phelps Institutional
Boston, MA 02109                               Mutual Funds (1996-present). Director, AIB Govett
                                               Funds (1991-present), Blue Cross and Blue Shield of
                                               New Hampshire (1994-present), Investors Financial
                                               Service Corporation (1995-present), Investors Bank &
                                               Trust Corporation (1995-present), Plymouth Rubber
                                               Co. (1995-present), Stifel Financial (1996-present)
                                               and Command Systems, Inc. (1998-present). Vice
                                               Chairman Massachusetts Housing Partnership (1992-
                                               present). Member, Chief Executives Organization
                                               (1996-present). Director (1984-1994), President
                                               (1984-1994) and Chief Executive Officer (1986-
                                               1994), Neworld Bank. Director/Trustee, the National
                                               Affiliated Investment Companies (until 1993).
*Calvin J. Pedersen (56)     Trustee           Director (1986-present), President (1993-present) and
Phoenix Investment                             Executive Vice President (1992-1993), Phoenix
Partners, Ltd.                                 Investment Partners, Ltd. Director/Trustee, Phoenix
55 East Monroe Street                          Funds (1995-present). Trustee, Phoenix-Aberdeen
Suite 3600                                     Series Fund and Phoenix Duff & Phelps Institutional
Chicago, IL 60603                              Mutual Funds (1996-present). President and Chief
                                               Executive Officer, Duff & Phelps Utilities Tax-Free
                                               Income Inc. (1995-present), Duff & Phelps Utilities
                                               Income Inc. (1994-present) and Duff & Phelps
                                               Utility and Corporate Bond Trust Inc. (1995-present).
**Herbert Roth, Jr. (69)     Trustee           Director/Trustee, Phoenix Funds (1980-present).
134 Lake Street                                Trustee, Phoenix-Aberdeen Series Fund and Phoenix
P.O. Box 909                                   Duff & Phelps Institutional Mutual Funds (1996-
Sherborn, MA 01770                             present). Director, Boston Edison Company (1978-
                                               present), Landauer, Inc. (medical services) (1970-
                                               present), Tech Ops./Sevcon, Inc. (electronic
                                               controllers) (1987-present), and Mark IV Industries
                                               (diversified manufacturer) (1985-present). Member,
                                               Directors Advisory Council, Phoenix Home Life
                                               Mutual Insurance Company (1998-present). Director,
                                               Key Energy Group (oil rig service) (1988-1994) and
                                               Phoenix Home Life Mutual Insurance Company
                                               (1972-1998). Director/Trustee, the National Affiliated
                                               Investment Companies (until 1993).

                                 Positions Held                    Principal Occupations
Name, Address and Age            With the Fund                    During the Past 5 Years
---------------------            --------------                   -----------------------
Richard E. Segerson (52)        Trustee           Managing Director, Mullin Associates (1993-present).
102 Valley Road                                   Director/Trustee, Phoenix Funds (1993-present).
New Canaan, CT 06840                              Trustee, Phoenix-Aberdeen Series Fund and Phoenix
                                                  Duff & Phelps Institutional Mutual Funds (1996-
                                                  present). Vice President and General Manager, Coats
                                                  & Clark, Inc. (previously Tootal American, Inc.)
                                                  (1991-1993). Director/Trustee, the National Affiliated
                                                  Investment Companies (1984-1993).
Lowell P. Weicker, Jr. (67)     Trustee           Trustee/Director, Phoenix Funds (1995-present).
731 Lake Avenue                                   Trustee, Phoenix-Aberdeen Series Fund and Phoenix
Greenwich, CT 06830                               Duff & Phelps Institutional Mutual Funds (1996-
                                                  present). Director, UST Inc. (1995-present),
                                                  Burroughs Wellcome Fund (1996-present), HPSC Inc.
                                                  (1995-present) and Compuware (1996-present).
                                                  Visiting Professor, University of Virginia (1997-
                                                  present). Director, Duty Free International (1997).
                                                  Chairman, Dresing, Lierman, Weicker (1995-1996).
                                                  Governor of the State of Connecticut (1991-1995).
Michael E. Haylon (40)          Executive         Director and Executive Vice President--Investments,
                                Vice              Phoenix Investment Partners, Ltd. (1995-present).
                                President         Executive Vice President, Phoenix Funds (1993-
                                                  present) and Phoenix-Aberdeen Series Fund (1996-
                                                  present). Executive Vice President (1997-present),
                                                  Vice President (1996-1997), Phoenix Duff & Phelps
                                                  Institutional Mutual Funds. Director (1994-present),
                                                  President (1995-present), Executive Vice President
                                                  (1994-1995), Vice President (1991-1994), Phoenix
                                                  Investment Counsel, Inc. Director (1994-present),
                                                  President (1996-present), Executive Vice President
                                                  (1994-1996), Vice President (1993-1994), National
                                                  Securities & Research Corporation. Director, Phoenix
                                                  Equity Planning Corporation (1995-present). Senior
                                                  Vice President, Securities Investments, Phoenix
                                                  Home Life Mutual Insurance Company (1993-1995).
                                                  Various other positions with Phoenix Home Life
                                                  Mutual Insurance Company (1990-1993).
John F. Sharry (46)             Executive         Managing Director, Retail, Phoenix Equity Planning
                                Vice              Corporation (1995-present). Executive Vice
                                President         President, Phoenix Funds and Phoenix-Aberdeen
                                                  Series Fund (1998-present). Managing Director,
                                                  Director and National Sales Manager (December
                                                  1993-November 1995), Senior Vice President,
                                                  Director and National Sales Manager (December
                                                  1992-December 1993), Putnam Funds.

                               Positions Held                   Principal Occupations
Name, Address and Age          With the Fund                   During the Past 5 Years
---------------------          --------------                  -----------------------
James D. Wehr (41)            Senior Vice       Managing Director, Fixed Income, (1996-present),
                              President         Vice President (1991-1996), Phoenix Investment
                                                Counsel, Inc. Managing Director, Fixed Income,
                                                (1996-present), Vice President (1993-1996), National
                                                Securities & Research Corporation. Senior Vice
                                                President (1997-present), Vice President (1988-
                                                1997), Phoenix Multi-Portfolio Fund; Senior Vice
                                                President (1997-present), Vice President (1990-
                                                1997), Phoenix Series Fund; Senior Vice President
                                                (1997-present), Vice President (1991-1997), The
                                                Phoenix Edge Series Fund; Senior Vice President
                                                (1997-present), Vice President (1993-1997), Phoenix
                                                California Tax Exempt Bonds, Inc.; Senior Vice
                                                President (1997-present), Vice President (1996-
                                                1997), Phoenix Duff & Phelps Institutional Mutual
                                                Funds; and Senior Vice President, Phoenix Multi-
                                                Sector Short Term Bond Fund, Phoenix Multi-Sector
                                                Fixed Income Fund, Phoenix Income and Growth
                                                Fund and Phoenix Strategic Allocation Fund, Inc.
                                                (1997-present). Senior Vice President and Chief
                                                Investment Officer, Duff & Phelps Utilities Tax Free
                                                Income Inc. (1997-present). Managing Director,
                                                Public Fixed Income, Phoenix Home Life Insurance
                                                Company (1991-1995). Various positions with
                                                Phoenix Home Life Insurance Company (1981-1991).
Steven L. Colton (39)         Vice              Managing Director, Value Equities, Phoenix
                              President         Investment Counsel, Inc. (1997-present) and
                                                Managing Director, Value Equities, National
                                                Securities & Research Corporation (1998-present).
                                                Vice President, The Phoenix Edge Series Fund and
                                                Phoenix Series Fund (1997-present). Vice President/
                                                Senior Portfolio Manager, American Century
                                                Investment Management (1987-1997). Portfolio
                                                Manager, American Century/Benham Income &
                                                Growth Fund (1990-1997). Portfolio Manager,
                                                American Century/Benham Equity Growth Fund
                                                (1991-1996). Portfolio Manager, American Century/
                                                Benham Utilities Income Fund (1993-1997).
William E. Keen, III (34)     Vice              Assistant Vice President, Phoenix Equity Planning
100 Bright Meadow Blvd.       President         Corporation (1996-present). Vice President, Phoenix
P. O. Box 2200                                  Funds, Phoenix Duff & Phelps Institutional Mutual
Enfield, CT 06083-2200                          Funds and Phoenix-Aberdeen Series Fund (1996-
                                                present). Assistant Vice President, USAffinity
                                                Investments LP (1994-1995). Treasurer and
                                                Secretary, USAffinity Funds (1994-1995). Manager,
                                                Fund Administration, SEI Corporation (1991-1994).

                             Positions Held                      Principal Occupations
Name, Address and Age        With the Fund                      During the Past 5 Years
---------------------        --------------                     -----------------------
William R. Moyer (54)       Vice              Senior Vice President and Chief Financial Officer,
100 Bright Meadow Blvd.     President         Phoenix Investment Partners, Ltd. (1995-present).
P. O. Box 2200                                Director (1998-present), Senior Vice President, Finance
Enfield, CT 06083-2200                        (1990-present), Chief Financial Officer (1996-present),
                                              and Treasurer (1994-1996 and 1998-present), Phoenix
                                              Equity Planning Corporation. Director (1998-present),
                                              Senior Vice President (1990-present), Chief Financial
                                              Officer (1996-present) and Treasurer (1994-present),
                                              Phoenix Investment Counsel, Inc. Director (1998-
                                              present), Senior Vice President, Finance (1993-present),
                                              Chief Financial Officer (1996-present), and Treasurer
                                              (1994-present), National Securities & Research Corpo-
                                              ration. Senior Vice President and Chief Financial
                                              Officer, Duff & Phelps Investment Management Co.
                                              (1996-present). Vice President, Phoenix Funds (1990-
                                              present), Phoenix Duff & Phelps Institutional Mutual
                                              Funds (1996-present) and Phoenix-Aberdeen Series
                                              Fund (1996-present). Vice President, Investment Prod-
                                              ucts Finance, Phoenix Home Life Mutual Insurance
                                              Company (1990-1995). Senior Vice President and Chief
                                              Financial Officer, W. S. Griffith & Co., Inc. (1992-1995)
                                              and Townsend Financial Advisers, Inc. (1993-1995).
                                              Vice President, the National Affiliated Investment
                                              Companies (until 1993).
Leonard J. Saltiel (44)     Vice              Managing Director, Operations and Service (1996-
                            President         present), Senior Vice President (1994-1996), Phoenix
                                              Equity Planning Corporation. Vice President, Phoenix
                                              Funds (1994-present), Phoenix Duff & Phelps Institu-
                                              tional Mutual Funds (1996-present) and Phoenix-
                                              Aberdeen Series Fund (1996-present). Vice President,
                                              Investment Operations, Phoenix Home Life Mutual
                                              Insurance Company (1994-1995). Various positions
                                              with Phoenix Home Life Mutual Insurance Company
                                              ( 1987-1994).
G. Jeffrey Bohne (50)       Secretary         Vice President and General Manager, Phoenix Home
101 Munson St.                                Life Mutual Insurance Co. (1993-present). Vice
Greenfield, MA 03101                          President, Mutual Fund Customer Service (1996-
                                              present), Vice President, Transfer Agent Operations
                                              (1993-1996), Phoenix Equity Planning Corporation.
                                              Secretary/Clerk, Phoenix Funds (1993-present),
                                              Phoenix Duff & Phelps Institutional Mutual Funds
                                              (1996-present) and Phoenix-Aberdeen Series Fund
                                              (1996-present). Vice President, Home Life of New
                                              York Insurance Company (1984-1992).
Nancy G. Curtiss (45)       Treasurer         Vice President, Fund Accounting (1994-present) and
                                              Treasurer (1996-present), Phoenix Equity Planning
                                              Corporation. Treasurer, Phoenix Funds (1994-present),
                                              Phoenix Duff & Phelps Institutional Mutual Funds
                                              (1996-present) and Phoenix-Aberdeen Series Fund
                                              (1996-present). Second Vice President and Treasurer,
                                              Fund Accounting, Phoenix Home Life Mutual
                                              Insurance Company (1994-1995). Various positions
                                              with Phoenix Home Life Mutual Insurance Company
                                              ( 1987-1994).

-----------
 *Indicates that the Trustee is an "interested person" of the Trust within the meaning of the definition set forth in Section 2(a)(19) of the Investment Company Act of 1940.

**Pursuant to the retirement policy of the Phoenix Funds, Messrs. Morris and Roth will retire from the Board of Trustees effective January 1, 1999.

     For services rendered to the Fund for the fiscal year ended April 30, 1998, the Trustees received aggregate remuneration of $20,078. For services on the Boards of Directors/Trustees of the Phoenix Funds, each Trustee who is not a full-time employee of the Adviser or any of its affiliates currently receives a retainer at the annual rate of $40,000 and a fee of $2,500 per joint meeting of the Boards. Each Trustee who serves on the Audit Committee receives a retainer at the annual rate of $2,000 and a fee of $2,000 per joint Audit Committee meeting attended. Each Trustee who serves on the Nominating Committee receives a retainer at the annual rate of $1,000 and a fee of $1,000 per joint Nominating Committee meeting attended. Each Trustee who serves on the Executive Committee and who is not an interested person of the Fund receives a retainer at the annual rate of $2,000 and $2,000 per joint Executive Committee meeting attended. The function of the Executive Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees. Costs are allocated equally to each of the Series and Funds within the Fund Complex. The foregoing fees do not include the reimbursement of expenses incurred in connection with meeting attendance. Officers and employees of the Adviser who are interested persons are compensated for their services by the Adviser and receive no compensation from the Fund.


For the Fund's last fiscal year, the Trustees received the following compensation:



                                                                                              Total
                                                                                           Compensation
                                                  Pension or                              From Fund and
                              Aggregate      Retirement Benefits        Estimated          Fund Complex
                            Compensation       Accrued as Part       Annual Benefits        (14 Funds)
          Name                From Fund        of Fund Expenses      Upon Retirement     Paid to Trustees
          ----              ------------     -------------------     ---------------     ----------------
Robert Chesek                   $1,538                                                       $55,750
E. Virgil Conway+               $2,040                                                       $74,500
Harry Dalzell-Payne+            $1,815               None                  None              $67,250
                                                   for any               for any
Francis E. Jeffries             $1,500*                                                      $53,750
                                                   Trustee               Trustee
Leroy Keith, Jr.                $1,538                                                       $55,750
Philip R. McLoughlin+           $    0                                                       $     0
Everett L. Morris+              $1,778*                                                      $65,750
James M. Oates+                 $1,778                                                       $65,250
Calvin J. Pedersen              $    0                                                       $     0
Herbert Roth, Jr.+              $2,108*                                                      $77,000
Richard E. Segerson             $1,785                                                       $63,750
Lowell P. Weicker, Jr.          $1,688                                                       $60,000


-----------

*This compensation (and the earnings thereon) will be deferred pursuant to the Directors' Deferred Compensation Plan. At April 30, 1998, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for Messrs. Jeffries, Morris and Roth was $82,041, $137,256 and $140,068, respectively. At present, by agreement among the Fund, the Distributor and the electing director, director fees that are deferred are paid by the Fund to the Distributor. The liability for the deferred compensation obligation appears only as a liability of the Distributor.

+Messrs. Conway, Dalzell-Payne, McLoughlin, Morris, Oates and Roth are members of the Executive Committee.


     On July 29, 1998, the Trustees and officers of the Fund beneficially owned less than 1% of the outstanding shares of the Fund.

Principal Shareholders

     The following table sets forth information as of July 29, 1998 with respect to each person who owns of record or is known by the Registrant to own of record or beneficially own 5% or more of any Class of the Registrant's equity securities.




  Name of Shareholder       Class      Number of Shares     Percent of Class
-----------------------   ---------   ------------------   -----------------
Merrill Lynch Pierce       Class B        3,972,928.559           11.77%
Fenner & Smith
4800 Deer Lake Dr. E.
Jacksonville, FL 32246


                                OTHER INFORMATION

Independent Accountants

     PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02110, has been selected as the independent accountants for the Fund. PricewaterhouseCoopers LLP audits the Fund's annual financial statements and expresses an opinion thereon.


Custodian and Transfer Agent

     State Street Bank and Trust Company ("State Street"), P.O. Box 351, Boston, MA 02101, serves as custodian of the Fund's assets. Equity Planning, 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, CT 06083-2200, acts as Transfer Agent for the Fund (the "Transfer Agent"). As compensation, Equity Planning receives a fee equivalent to $14.95 for each designated shareholder account plus out-of-pocket expenses. Transfer Agent fees are also utilized to offset costs and fees paid to subtransfer agents employed by Equity Planning. State Street Bank and Trust Company serves as a subtransfer agent pursuant to a Subtransfer Agency Agreement.



Reports to Shareholders

     The fiscal year of the Fund ends on April 30th. The Fund will send financial statements to its shareholders at least semi-annually. An annual report containing financial statements audited by the Fund's independent accountants will be sent to shareholders each year, and is available without charge upon request.



Financial Statements

     The Financial Statements for the fiscal year ended April 30, 1998 appearing in the Fund's 1998 Annual Report to Shareholders, are incorporated herein by reference.

                                    APPENDIX

Standard and Poor's Corporation's Corporate Bond Ratings

     AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

     BB-B-CCC-CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.


Moody's Investors Service, Inc.

     Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa--Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protective nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Note: Those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 and Baa1.

     Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B--Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal and interest.

Phoenix Income and Growth Fund
------------------------------------------------------

                         INVESTMENTS AT APRIL 30, 1998

                                                               STANDARD
                                                               & POOR'S      PAR
                                                                RATING      VALUE
                                                              (UNAUDITED)   (000)       VALUE
                                                              -----------  --------  ------------
U.S. GOVERNMENT SECURITIES--9.7%
U.S. TREASURY NOTES--9.7%
  U.S. Treasury Notes 5.375%, 1/31/00.......................  AAA           $51,250  $ 51,080,357
  U.S. Treasury Notes 5.50%, 3/31/00........................  AAA            17,000    16,977,728
  U.S. Treasury Notes 5.50%, 1/31/03........................  AAA             5,680     5,642,682
  U.S. Treasury Notes 6.125%, 8/15/07.......................  AAA             5,850     6,005,552
                                                                                     ------------
TOTAL U.S. GOVERNMENT
  (Identified cost $80,014,366)....................................................    79,706,319
                                                                                     ------------
AGENCY MORTGAGE-BACKED SECURITIES--3.8%
  GNMA 6.50%, '23-'24.......................................  AAA            27,135    27,041,574
  FNMA 98-M4, C 6.527%, 5/25/30.............................  AAA             4,000     4,028,750
                                                                                     ------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
  (Identified cost $30,335,138)....................................................    31,070,324
                                                                                     ------------
MUNICIPAL BONDS--8.4%
CALIFORNIA--4.3%
  California State Department Water System Series S 5%,
    12/1/29.................................................  AA              1,700     1,612,875
  Fresno County Pension Obligation Taxable 6.21%, 8/15/06...  AAA             5,600     5,551,000
  Kern County Pension Obligation Taxable 7.26%, 8/15/14.....  AAA             4,500     4,770,000
  Long Beach Pension Obligation Taxable 6.87%, 9/1/06.......  AAA             3,000     3,116,250
  Los Angles County Public Works 5.125%, 12/1/29............  AAA             2,560     2,464,000
  Orange County Pension Obligation Series A Taxable 7.62%,
    9/1/08..................................................  AAA             4,520     4,926,800
  Sacramento County 95-A Pension Taxable 6.625%, 8/15/06....  AAA             3,400     3,489,250
  San Bernardino County Pension Obligation Revenue Taxable
    6.87%, 8/1/08...........................................  AAA             1,335     1,378,388

                                                               STANDARD
                                                               & POOR'S      PAR
                                                                RATING      VALUE
                                                              (UNAUDITED)   (000)       VALUE
                                                              -----------  --------  ------------
CALIFORNIA--CONTINUED
  San Bernardino County Pension Obligation Revenue Taxable
    6.94%, 8/1/09...........................................  AAA            $3,625  $  3,760,937
  Sonoma County Pension Obligation 6.625%, 6/1/13...........  AAA             1,700     1,706,375
  Ventura County Pension Obligation Taxable 6.54%,
    11/1/05.................................................  AAA             2,200     2,241,250
                                                                                     ------------
                                                                                       35,017,125
                                                                                     ------------
FLORIDA--0.2%
  Florida Department of Transportation 5%, 7/1/27...........  AA+             2,050     1,957,750
                                                                                     ------------
ILLINOIS--0.5%
  Illinois Educational Facilities Authority Revenue--Loyola
    University Series A Taxable 7.84%, 7/1/24...............  AAA             3,410     3,661,487
                                                                                     ------------
MASSACHUSETTS--0.4%
  Massachusetts State Port Authority Revenue 6.05%,
    7/1/02..................................................  AA-             1,575     1,567,125
  Massachusetts State Water Authority 5%, 8/1/24............  AAA             2,050     1,947,500
                                                                                     ------------
                                                                                        3,514,625
                                                                                     ------------
NEW YORK--0.9%
  New York State Taxable 6.40%, 3/1/08......................  AAA             7,460     7,460,000
                                                                                     ------------
PENNSYLVANIA--0.5%
  Pittsburgh Pension Taxable 6.5%, 3/1/17...................  AAA             4,250     4,127,813
                                                                                     ------------
TEXAS--1.3%
  Dallas-Fort Worth Airport 6.40%, 11/1/06..................  AAA             4,415     4,426,038
  Dallas-Fort Worth Taxable 6.40%, 11/1/07..................  AAA             1,200     1,200,000
  Houston Water & Sewer Ref-Jr Series D 5%, 12/1/25.........  AAA             2,560     2,435,200
  Texas Taxable Veterans Series B 6.05%, 12/1/02............  AA              3,000     2,973,750
                                                                                     ------------
                                                                                       11,034,988
                                                                                     ------------
WASHINGTON--0.3%
  Washington State Series E Taxable 5%, 7/1/22..............  AA+             2,560     2,416,000
                                                                                     ------------
TOTAL MUNICIPAL BONDS
  (Identified cost $68,283,968)....................................................    69,189,788
                                                                                     ------------

4                      See Notes to Financial Statements

PHOENIX INCOME AND GROWTH FUND
------------------------------------------------------

                                                               STANDARD
                                                               & POOR'S      PAR
                                                                RATING      VALUE
                                                              (UNAUDITED)   (000)       VALUE
                                                              -----------  --------  ------------
ASSET-BACKED SECURITIES--4.4%
  AESOP Funding II LLC 97-1, A2 144A 6.40%, 10/20/03 (b)....  AAA            $5,000  $  5,060,938
  Associates Manufactured Housing Pass Through 97-2 A6
    7.075%, 3/15/28.........................................  AAA             1,500     1,521,562
  Capita Equipment Receivables Trust 97-1B, 6.45%,
    8/15/02.................................................  A+              3,500     3,541,562
  Chase Credit Card Master Trust 1997-2A 6.30%, 4/15/03.....  AAA             5,000     5,028,320
  Discover Card Master Trust I 98-4, A 5.75%, 10/16/03......  AAA             2,000     1,987,578
  Fleetwood Credit Corp. 96-B, A 6.90%, 3/15/12.............  AAA             1,822     1,839,303
  Green Tree Financial Corp. 96-2, M1 7.60%, 4/15/27........  AA-             3,325     3,456,961
  Green Tree Financial Corp. 96-4, A6 7.40%, 6/15/27........  AAA             1,515     1,573,470
  Newcourt Receivables Asset Trust 1997-1 A3 6.11%,
    5/21/01.................................................  AAA             4,600     4,610,063
  Premier Auto Trust 98-1, A-4 5.70%, 10/6/02...............  AAA             2,500     2,485,156
  Wings Commercial Loan Master Trust I 98-A2 144A 5.918%,
    3/20/08 (b)(e)..........................................  AAA             5,000     5,004,688
                                                                                     ------------
TOTAL ASSET-BACKED SECURITIES
  (Identified cost $30,797,464)....................................................    36,109,601
                                                                                     ------------
CORPORATE BONDS--8.2%
BROADCASTING (TELEVISION RADIO CABLE)--0.4%
  Turner Broadcasting 8.375%, 7/1/13........................  BBB-            3,000     3,382,500
                                                                                     ------------
COMMUNICATIONS EQUIPMENT--0.6%
  Panamsat Corp. 144A 6.125%, 1/15/05 (b)...................  A-              5,000     4,881,250
                                                                                     ------------
CONSUMER FINANCE--0.6%
  Ford Motor Credit 6%, 1/14/03.............................  A               5,000     4,962,500
                                                                                     ------------
DIVERSIFIED MISCELLANEOUS--1.2%
  IBJ Preferred Capital Co. LLC 144A 8.79%,
    12/29/49 (b)(e).........................................  BBB-            4,880     4,626,103
  SB Treasury Co. 144A 9.125%, 12/29/49 (b)(e)..............  BBB-            4,880     5,032,500
                                                                                     ------------
                                                                                        9,658,603
                                                                                     ------------
                                                               STANDARD
                                                               & POOR'S      PAR
                                                                RATING      VALUE
                                                              (UNAUDITED)   (000)       VALUE
                                                              -----------  --------  ------------
HEALTH CARE--DIVERSIFIED--0.6%
  McKesson Corp. 144A 6.40%, 3/1/08 (b).....................  A-            $ 5,100  $  5,023,500
                                                                                     ------------
HOSPITAL MANAGEMENT--0.7%
  Tenet Healthcare Corp. Sr. Note 9.625%, 9/1/02............  Ba(d)           5,000     5,631,250
                                                                                     ------------
INVESTMENT BANKING/BROKERAGE--0.6%
  Merrill Lynch & Co. 6%, 2/12/03...........................  AA-             5,000     4,962,500
                                                                                     ------------
MEDICAL PRODUCTS & SUPPLIES--0.6%
  Boston Scientific 6.625% 3/15/05..........................  A-              4,925     4,937,313
                                                                                     ------------
PAPER & FOREST PRODUCTS--0.6%
  Buckeye Cellulose Corp. 8.5%, 12/15/05....................  BB-             5,000     5,112,500
                                                                                     ------------
REITS--0.4%
  Meditrust Corp. Notes 7.375%, 7/15/00.....................  BBB-            3,000     3,052,500
                                                                                     ------------
RETAIL (FOOD CHAINS)--0.5%
  Fred Meyer 7.45%, 3/1/08..................................  BB+             4,000     4,000,000
                                                                                     ------------
TELEPHONE--0.6%
  Century Telephone Enterprises 6.30%, 1/15/08..............  BBB+            5,000     4,925,000
                                                                                     ------------
TEXTILES (APPAREL)--0.6%
  Westpoint Stevens 8.75%, 12/15/01.........................  BB              5,000     5,418,750
                                                                                     ------------
TRUCKS & PARTS--0.2%
  Cummins Engine 6.45%, 3/1/05..............................  BBB+            1,650     1,637,625
                                                                                     ------------
TOTAL CORPORATE BONDS
  (Identified cost $66,889,861)....................................................    67,585,791
                                                                                     ------------
NON-AGENCY MORTGAGE BACKED SECURITIES--13.0%
  CS First Boston Corp. 97-SPCE, D 144A 7.332%, 4/20/08
    (b).....................................................  BBB(d)          4,039     4,066,768
  CS First Boston Mortgage Securities Corp. 97-C2, B 6.72%,
    11/17/07................................................  Aa(d)          11,000    11,144,375
  DLJ Mortgage Acceptance Corp. 96-CF1, A1B 144A 7.58%,
    2/12/06 (b).............................................  AAA             4,400     4,677,750
  DLJ Mortgage Acceptance Corp. 97-CF2, B2 144A 7.14%,
    11/15/08 (b)............................................  BBB-            5,000     5,010,938
  First Union Lehman Brothers 97-C1, B 7.43%, 4/18/07.......  Aa(d)           2,500     2,625,781

                       See Notes to Financial Statements                       5

PHOENIX INCOME AND GROWTH FUND
------------------------------------------------------

                                                               STANDARD
                                                               & POOR'S      PAR
                                                                RATING      VALUE
                                                              (UNAUDITED)   (000)       VALUE
                                                              -----------  --------  ------------
NON-AGENCY MORTGAGE BACKED SECURITIES--CONTINUED
  G.E. Capital Mortgage Services, Inc. 94-9, M 6.50%,
    2/25/24.................................................  AA            $11,415  $ 11,182,838
  G.E Capital Mortgage Services, Inc. 1996-4 A5 7%,
    3/25/26.................................................  AAA             8,820     8,837,446
  G.E. Capital Mortgage Services, Inc. 96-8, M 7.25%,
    5/25/26.................................................  AA                490       500,736
  G.E. Capital Mortgage Services, Inc. 97-1, A14 7.50%,
    3/25/27.................................................  AAA             5,000     5,062,500
  GMAC Commercial Mortgage Securities, Inc. 97-B, C-2
    6.703%, 12/15/07........................................  Aa(d)           7,000     7,063,437
  Lehman Large Loan 97-L11, B 6.95%, 3/12/07................  AA              4,340     4,462,062
  Nationslink Funding Corp. 96-1, B 7.69%, 12/20/05.........  AA              1,500     1,586,250
  New Century Home Equity Loan Trust 6.78%, 8/25/25.........  AAA             5,750     5,764,375
  Prudential Home Mortgage Securities 94-15, M 6.80%,
    5/25/24.................................................  Aa(d)           8,350     8,300,802
  Prudential Home Mortgage Securities 144A 96-A B1 7.9584%,
    5/28/26 (b).............................................  NR              2,525     2,365,609
  Residential Asset Securitization Trust 96-A8, A1 8%,
    12/25/26................................................  AAA             1,925     1,937,064
  Residential Funding Mortgage Securities I 96-S1, A11
    7.10%, 1/25/26..........................................  AAA             2,800     2,821,000
  Residential Funding Mortgage Securities I 96-S4, M1 7.25%,
    2/25/26.................................................  AA              3,915     3,948,387
  Securitized Asset Sales 93-J 2B 6.807%, 11/28/23..........  A(d)            4,420     4,429,569
  Structured Asset Securities Corp. 95-C4, B 7%, 6/25/26....  AA              5,198     5,239,937
  Triangle Funding Ltd. 97-3A, 1B 144A 5.846%, 10/15/05
    (b)(e)..................................................  AA              5,650     5,639,406
                                                                                     ------------
TOTAL NON-AGENCY MORTGAGE BACKED SECURITIES
  (Identified cost $109,915,438)...................................................   106,667,030
                                                                                     ------------
FOREIGN GOVERNMENT SECURITIES--10.6%
ARGENTINA--1.3%
  Republic of Argentina 9.75%, 9/19/27......................  BB              3,750     3,620,625
                                                               STANDARD
                                                               & POOR'S      PAR
                                                                RATING      VALUE
                                                              (UNAUDITED)   (000)       VALUE
                                                              -----------  --------  ------------
ARGENTINA--CONTINUED
  Republic of Argentina Bearer FRB 6.625%, 3/31/05 (e)......  BB            $ 8,156  $  7,493,095
                                                                                     ------------
                                                                                       11,113,720
                                                                                     ------------
BRAZIL--0.9%
  Republic of Brazil NMB-L 6.688%, 4/15/09 (e)..............  BB-             9,075     7,651,359
                                                                                     ------------
BULGARIA--0.5%
  Bulgaria FLIRB-A Bearer Euro 2.25%, 7/28/12 (e)...........  B(d)            6,105     4,105,612
                                                                                     ------------
COLOMBIA--0.9%
  Republic of Colombia 7.625%, 2/15/07......................  BBB-            8,000     7,495,520
                                                                                     ------------
CROATIA--0.9%
  Croatia Series B 6.50%, 7/31/06 (e).......................  BBB-            3,698     3,395,035
  Croatia Series A 6.50%, 7/31/10 (e).......................  BBB-            4,300     3,818,937
                                                                                     ------------
                                                                                        7,213,972
                                                                                     ------------
ECUADOR--0.5%
  Ecuador Bearer PDI Euro, PIK interest capitalization
    6.625%, 2/27/15 (e).....................................  BB              2,114     1,352,346
  Ecuador Registered PDI Euro, PIK interest capitalization,
    6.625%, 2/27/15 (e).....................................  BB              3,811     2,437,782
                                                                                     ------------
                                                                                        3,790,128
                                                                                     ------------
KOREA--0.3%
  Republic of Korea 8.875%, 4/15/08.........................  BB+             2,300     2,267,800
                                                                                     ------------
MEXICO--1.3%
  United Mexican States Global Bond 11.50%, 5/15/26.........  BB              9,160    11,049,250
                                                                                     ------------
PANAMA--1.3%
  Republic of Panama 8.875%, 9/30/27........................  BB+            11,275    11,043,863
                                                                                     ------------
PERU--0.5%
  Peru PDI 4%, 3/7/17 (e)...................................  BB              5,745     3,924,553
                                                                                     ------------
POLAND--1.3%
  Poland Bearer PDI 4%, 10/27/14 (e)........................  BBB-            5,500     5,032,500
  Poland Registered PDI 4%, 10/27/14 (e)....................  BBB-            6,100     5,581,500
                                                                                     ------------
                                                                                       10,614,000
                                                                                     ------------

6                      See Notes to Financial Statements

PHOENIX INCOME AND GROWTH FUND
------------------------------------------------------

                                                               STANDARD
                                                               & POOR'S      PAR
                                                                RATING      VALUE
                                                              (UNAUDITED)   (000)       VALUE
                                                              -----------  --------  ------------
RUSSIA--0.5%
  Russia IAN Series US 144A 6.719%, 12/15/15 (b)(e).........  NR             $5,545  $  3,995,866
                                                                                     ------------
VENEZUELA--0.4%
  Republic of Venezuela 9.25%, 9/15/27......................  B+              4,155     3,670,943
                                                                                     ------------
TOTAL FOREIGN GOVERNMENT SECURITIES
  (Identified cost $83,968,802)....................................................    87,936,586
                                                                                     ------------
FOREIGN CORPORATE BONDS--0.6%
ARGENTINA--0.2%
  Telefonica De Argentina 144A 9.125%, 5/7/08 (b)...........  BBB-            1,450     1,457,250
                                                                                     ------------
CHILE--0.4%
  Compania Sud Amer Vapore 144A 7.375%, 12/8/03 (b).........  BBB               580       571,300
  Petropower I Funding 144A 7.36%, 2/15/14 (b)..............  BBB             2,400     2,380,920
                                                                                     ------------
                                                                                        2,952,220
                                                                                     ------------
TOTAL FOREIGN CORPORATE BONDS
  (Identified cost $4,410,166).....................................................     4,409,470
                                                                                     ------------

                                                                          SHARES
                                                                         --------
COMMON STOCKS--37.8%
AEROSPACE & DEFENSE--0.8%
  General Dynamics Corp.....................................             138,800      5,864,300
  Gulfstream Aerospace Corp. (c)............................               4,400        184,525
  Sundstrand Corp...........................................               9,300        642,281
  Thiokol Corp..............................................               4,000        215,500
                                                                                   ------------
                                                                                      6,906,606
                                                                                   ------------
AIRLINES--0.5%
  AMR Corp. (c).............................................              26,500      4,037,937
                                                                                   ------------
AUTOMOBILES--1.4%
  Chrysler Corp.............................................              47,500      1,908,906
  Ford Motor Co.............................................             181,600      8,319,550
  General Motors Corp.......................................              20,400      1,374,450
                                                                                   ------------
                                                                                     11,602,906
                                                                                   ------------
BANKS (MAJOR--REGIONAL)--1.4%
  Banc One Corp.............................................             109,400      6,434,087
  NationsBank Corp..........................................              66,900      5,067,675
  UnionBanCal Corp..........................................               2,800        288,400
                                                                                   ------------
                                                                                     11,790,162
                                                                                   ------------
BANKS (MONEY CENTER)--2.3%
  BankAmerica Corp..........................................              68,900      5,856,500
  Bankers Trust Corp........................................              31,900      4,119,087
  Chase Manhattan Corp......................................              36,500      5,057,531


                                                                          SHARES      VALUE
                                                                         --------  ------------
BANKS (MONEY CENTER)--CONTINUED
  Citicorp..................................................              23,700   $  3,566,850
                                                                                   ------------
                                                                                     18,599,968
                                                                                   ------------
BEVERAGES (ALCOHOLIC)--0.1%
  Adolph Coors Co. Cl B.....................................              11,500        411,125
                                                                                   ------------
BEVERAGES (NON-ALCOHOLIC)--0.2%
  PepsiCo, Inc..............................................              32,000      1,270,000
                                                                                   ------------
BUILDING MATERIALS--0.1%
  Fleetwood Enterprises.....................................               8,200        378,737
                                                                                   ------------
CHEMICAL--1.9%
  Dow Chemical Co...........................................             107,000     10,345,562
  Du Pont (E.I.) de Nemours & Co............................              60,000      4,368,750
  Lyondell Petrochemical Co.................................              22,900        752,837
                                                                                   ------------
                                                                                     15,467,149
                                                                                   ------------
CHEMICAL--SPECIALTY--0.1%
  Dexter Corp...............................................               9,400        388,337
                                                                                   ------------
COMMUNICATIONS EQUIPMENT--0.6%
  Lucent Technologies, Inc..................................              62,000      4,719,750
  Tellabs, Inc. (c).........................................               6,700        474,862
                                                                                   ------------
                                                                                      5,194,612
                                                                                   ------------
COMPUTER SOFTWARE & SERVICES--1.8%
  Autodesk, Inc.............................................              15,400        723,800
  Computer Associates International, Inc....................              46,400      2,717,300
  Electronic Data Systems Corp..............................               5,400        232,200
  Microsoft Corp. (c).......................................             123,500     11,130,437
                                                                                   ------------
                                                                                     14,803,737
                                                                                   ------------
COMPUTERS (HARDWARE)--1.7%
  Compaq Computer Corp......................................              46,800      1,313,325
  Dell Computer Corp. (c)...................................              10,000        807,500
  Hewlett Packard Co........................................              48,500      3,652,656
  International Business Machines Corp......................              66,900      7,752,037
  Sun Microsystems, Inc. (c)................................              15,200        626,050
                                                                                   ------------
                                                                                     14,151,568
                                                                                   ------------
COMPUTERS (PERIPHERALS)--0.2%
  EMC Corp..................................................              43,600      2,011,050
                                                                                   ------------
CONSUMER GOODS (JEWELRY NOVELTIES GIFTS)--0.2%
  Jostens, Inc..............................................              69,400      1,643,912
                                                                                   ------------
DRUGS--MAJOR PHARMACEUTICALS--2.8%
  Lilly (Eli) & Co..........................................              68,200      4,744,162
  Merck & Co., Inc..........................................              50,000      6,025,000
  Pfizer, Inc...............................................             103,100     11,734,069
  Schering Plough Corp......................................               9,200        737,150
                                                                                   ------------
                                                                                     23,240,381
                                                                                   ------------

                       See Notes to Financial Statements                       7

PHOENIX INCOME AND GROWTH FUND
------------------------------------------------------

                                                                          SHARES      VALUE
                                                                         --------  ------------
ELECTRIC COMPANIES--1.3%
  CMS Energy Corp...........................................              16,900   $    738,319
  Consolidated Edison, Inc..................................              81,300      3,678,825
  Dominion Resources, Inc...................................              37,600      1,487,550
  Enova Corp................................................              84,900      2,271,075
  FPL Group, Inc............................................              35,600      2,209,425
  Minnesota Power & Light Co................................              16,900        688,675
                                                                                   ------------
                                                                                     11,073,869
                                                                                   ------------
ELECTRICAL EQUIPMENT--0.1%
  General Electric Co.......................................               9,200        783,150
                                                                                   ------------
ELECTRONICS (DEFENSE)--0.2%
  Raytheon Co. Class B......................................              28,700      1,626,931
                                                                                   ------------
ELECTRONICS (SEMICONDUCTORS)--0.1%
  Intel Corp................................................              13,700      1,107,131
                                                                                   ------------
ENGINEERING & CONSTRUCTION--0.4%
  Vulcan Materials Co.......................................              30,500      3,509,406
                                                                                   ------------
FINANCIAL (DIVERSIFIED)--1.7%
  American Express Co.......................................               7,100        724,200
  Federal National Mortgage Association.....................              15,100        904,112
  Greenpoint Financial Corp.................................              15,600        619,125
  Imperial Bancorp (c)......................................              27,400        803,162
  Morgan Stanley Dean Witter & Co...........................             143,200     11,294,900
                                                                                   ------------
                                                                                     14,345,499
                                                                                   ------------
FOOD--0.5%
  Hormel Foods Corp.........................................              10,000        340,000
  Quaker Oats Co............................................              47,200      2,454,400
  Richfood Holdings Inc.....................................              51,500      1,413,031
  Smithfield Foods, Inc. (c)................................               6,900        209,587
                                                                                   ------------
                                                                                      4,417,018
                                                                                   ------------
HEALTH CARE (MANAGED CARE)--0.1%
  Wellpoint Health Network (c)..............................              11,900        858,288
                                                                                   ------------
HEALTH CARE--DIVERSIFIED--1.2%
  Bristol-Myers Squibb Co...................................              10,600      1,122,275
  McKesson Corp.............................................              67,200      4,750,200
  Warner-Lambert Co.........................................              21,500      4,067,531
                                                                                   ------------
                                                                                      9,940,006
                                                                                   ------------
HOUSEHOLD PRODUCTS (NON-DURABLES)--0.1%
  Colgate-Palmolive Co......................................              10,400        932,750
                                                                                   ------------
INSURANCE (MULTI-LINE)--1.8%
  Conseco, Inc..............................................              21,100      1,047,088
  Equitable Companies, Inc..................................              51,100      3,136,263
  Hartford Financial Services Group.........................              35,600      3,942,700
  Travelers Group, Inc......................................             103,800      6,351,263
                                                                                   ------------
                                                                                     14,477,314
                                                                                   ------------
                                                                          SHARES      VALUE
                                                                         --------  ------------
INSURANCE (PROPERTY--CASUALTY)--0.6%
  Allstate Corp.............................................              44,700   $  4,302,375
  St. Paul Co., Inc.........................................              11,500        974,625
                                                                                   ------------
                                                                                      5,277,000
                                                                                   ------------
INVESTMENT BANKING/BROKERAGE--0.3%
  Merrill Lynch & Co., Inc..................................              25,700      2,255,175
                                                                                   ------------
LEISURE TIME PRODUCTS--0.2%
  Mattel, Inc...............................................              36,300      1,390,744
                                                                                   ------------
MACHINERY (DIVERSIFIED)--1.2%
  Caterpillar, Inc..........................................              65,300      3,718,019
  Deere & Co................................................              77,600      4,534,750
  Ingersoll-Rand Co.........................................              31,600      1,455,575
                                                                                   ------------
                                                                                      9,708,344
                                                                                   ------------
MANUFACTURING (DIVERSIFIED)--1.8%
  Eaton Corp................................................              24,300      2,244,713
  National Service Industries...............................              41,900      2,267,838
  Teleflex, Inc.............................................               5,700        242,250
  Tredegar Industries.......................................              12,500        978,906
  United Technologies Corp..................................              95,900      9,440,156
                                                                                   ------------
                                                                                     15,173,863
                                                                                   ------------
MEDICAL PRODUCTS & SUPPLIES--0.4%
  Baxter International, Inc.................................              53,000      2,938,188
  PSS World Medical, Inc. (c)...............................              10,000        224,375
                                                                                   ------------
                                                                                      3,162,563
                                                                                   ------------
NATURAL GAS--1.1%
  Columbia Energy Group.....................................              45,400      3,688,750
  Eastern Enterprises.......................................              50,000      2,118,750
  New Jersey Resources Corp.................................              58,300      2,200,825
  Washington Gas Light Co...................................              39,700      1,079,344
                                                                                   ------------
                                                                                      9,087,669
                                                                                   ------------
OIL & GAS (DRILLING & EQUIPMENT)--1.1%
  BJ Services Co. (c).......................................              99,800      3,742,500
  Camco International, Inc..................................               1,900        128,963
  Dresser Industries, Inc...................................               2,200        116,325
  Halliburton Co............................................              10,400        572,000
  Rowan Companies, Inc. (c).................................              96,800      2,849,550
  Schlumberger Ltd..........................................              23,000      1,906,125
                                                                                   ------------
                                                                                      9,315,463
                                                                                   ------------
OIL & GAS (EXPLORATION & PRODUCTION)--0.9%
  Equitable Resources, Inc..................................             128,700      4,182,750
  K N Energy, Inc...........................................              51,800      3,040,013
  MDU Resources Group, Inc..................................              10,300        357,281
                                                                                   ------------
                                                                                      7,580,044
                                                                                   ------------
PAPER & FOREST PRODUCTS--0.0%
  Bowater, Inc..............................................               2,100        117,469
                                                                                   ------------

8                      See Notes to Financial Statements

PHOENIX INCOME AND GROWTH FUND
------------------------------------------------------

                                                                          SHARES      VALUE
                                                                         --------  ------------
PERSONAL CARE--0.1%
  Estee Lauder Companies-Class A............................               7,100   $    471,706
                                                                                   ------------
PROFESSIONAL SERVICES--0.0%
  Valassis Communications, Inc. (c).........................               3,900        153,075
                                                                                   ------------
REITS--0.6%
  IRT Property Co...........................................             134,900      1,568,213
  Meditrust Companies.......................................             115,709      3,478,510
                                                                                   ------------
                                                                                      5,046,723
                                                                                   ------------
RETAIL (BUILDING SUPPLIES)--0.1%
  Home Depot, Inc...........................................              12,400        863,350
                                                                                   ------------
RETAIL (COMPUTERS & ELECTRONICS)--0.1%
  Tandy Corp................................................               7,200        358,200
                                                                                   ------------
RETAIL (DEPARTMENT STORES)--0.3%
  Federated Department Stores, Inc. (c).....................              25,000      1,229,688
  Penny (J.C.) Co., Inc.....................................              17,400      1,236,488
                                                                                   ------------
                                                                                      2,466,176
                                                                                   ------------
RETAIL (DRUG STORES)--0.1%
  CVS Corp..................................................               3,600        265,500
  Rite Aid Corp.............................................               2,200         70,675
                                                                                   ------------
                                                                                        336,175
                                                                                   ------------
RETAIL (FOOD CHAINS)--0.2%
  Albertson's Inc...........................................              25,700      1,285,000
                                                                                   ------------
RETAIL (GENERAL MERCHANDISE)--0.9%
  CompUSA, Inc. (c).........................................              25,000        464,063
  Dayton Hudson Corp........................................              13,000      1,135,063
  Fingerhut Companies, Inc..................................              32,500        962,813
  Ross Stores, Inc..........................................              15,000        694,688
  Wal-Mart Stores, Inc......................................              82,000      4,146,125
                                                                                   ------------
                                                                                      7,402,752
                                                                                   ------------
RETAIL (SPECIALTY--APPAREL)--0.0%
  TJX Co., Inc..............................................               5,000        221,250
                                                                                   ------------
SERVICES (ADVERTISING/MARKETING)--0.8%
  Interpublic Group of Companies, Inc.......................              15,900      1,015,613
  Omnicom Group, Inc........................................             121,200      5,741,850
                                                                                   ------------
                                                                                      6,757,463
                                                                                   ------------
SERVICES (COMMERCIAL & CONSUMER)--0.5%
  Deluxe Corp...............................................              33,000      1,105,500
  H & R Block, Inc..........................................              34,500      1,552,500
  Viad Corp.................................................              54,500      1,406,781
                                                                                   ------------
                                                                                      4,064,781
                                                                                   ------------
TELECOM (LONG DISTANCE)--1.3%
  AT&T Corp.................................................             173,600     10,426,850
                                                                                   ------------
                                                                          SHARES      VALUE
                                                                         --------  ------------
TELEPHONE--0.6%
  Ameritech Corp............................................              32,400   $  1,379,025
  BellSouth Corp............................................              48,400      3,106,675
                                                                                   ------------
                                                                                      4,485,700
                                                                                   ------------
TEXTILES (APPAREL)--0.2%
  Liz Claiborne, Inc........................................              25,000      1,229,688
  VF Corp...................................................               3,300        171,600
                                                                                   ------------
                                                                                      1,401,288
                                                                                   ------------
TOBACCO--0.8%
  Philip Morris Companies, Inc..............................             121,300      4,526,006
  Universal Corp............................................              62,100      2,324,869
                                                                                   ------------
                                                                                      6,850,875
                                                                                   ------------
TOTAL COMMON STOCKS
  (Identified cost $260,160,117).................................................   310,629,247
                                                                                   ------------
FOREIGN COMMON STOCKS--2.5%
CHEMICALS (DIVERSIFIED)--0.1%
  Akzo Nobel N.V. ADR (Netherlands).........................               9,900      1,019,700
                                                                                   ------------
DIVERSIFIED MISCELLANEOUS--0.1%
  Nordic American Tanker Shipping Ltd. (Bermuda)............              55,200        848,700
                                                                                   ------------
FOOD--0.2%
  Unilever PLC (United Kingdom).............................              17,300      1,291,012
                                                                                   ------------
HOUSEHOLD FURNISHINGS & APPLIANCES--0.5%
  Royal Philips Electronics NV (Netherlands)................              42,300      3,807,000
                                                                                   ------------
INSURANCE (MULTI-LINE)--0.1%
  Mid Ocean Ltd. (Bermuda)..................................              14,000      1,055,250
  Partner Re Ltd. (Bermuda).................................               3,400        170,212
                                                                                   ------------
                                                                                      1,225,462
                                                                                   ------------
OIL (INTERNATIONAL INTEGRATED)--0.3%
  Elf Aquitaine SA ADR (France).............................              40,700      2,642,956
                                                                                   ------------
RAILROADS--0.2%
  Canadian National Railway Co. (Canada)....................              22,700      1,476,919
  Canadian Pacific Ltd. (Canada)............................               8,500        250,219
                                                                                   ------------
                                                                                      1,727,138
                                                                                   ------------
TELECOM (LONG DISTANCE)--0.1%
  Telecom Corp. (New Zealand)...............................              10,000        383,125
                                                                                   ------------
TELECOMMUNICATIONS-EQUIPMENT--0.0%
  Telefonaktiebolaget LM Ericsson (Sweden)..................               1,000         51,438
                                                                                   ------------

                       See Notes to Financial Statements                       9

PHOENIX INCOME AND GROWTH FUND
------------------------------------------------------

                                                                          SHARES      VALUE
                                                                         --------  ------------
TELEPHONE--0.9%
  BCE, Inc. (Canada)........................................             180,400   $  7,678,275
                                                                                   ------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $14,301,622)..................................................    20,674,806
                                                                                   ------------
TOTAL LONG-TERM INVESTMENTS--99.0%
  (Identified cost $749,076,942).................................................   813,978,962
                                                                                   ------------

                                                               STANDARD
                                                               & POOR'S      PAR
                                                                RATING      VALUE
                                                              (UNAUDITED)   (000)
                                                              -----------  --------
SHORT-TERM OBLIGATIONS--0.9%
COMMERCIAL PAPER--0.6%
  AlliedSignal, Inc. 5.52%, 5/8/98..........................  A-1            $4,865     4,859,778
                                                                                     ------------
FEDERAL AGENCY SECURITIES--0.3%
  FHLMC 5.43%, 5/7/98.......................................                  2,585     2,582,661
                                                                                     ------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $7,442,439).....................................................     7,442,439
                                                                                     ------------

TOTAL INVESTMENTS--99.9%
  (Identified cost $756,519,381)...................................................   821,421,401(a)

  Cash and receivables, less liabilities--0.1%.....................................       446,578
                                                                                     ------------
NET ASSETS--100.0%.................................................................  $821,867,979
                                                                                     ------------
                                                                                     ------------


(a) Federal Income Tax Information: net unrealized appreciation of investment securities is comprised of gross appreciation of $71,568,162 and gross depreciation of $6,734,594 for income tax purposes. At April 30, 1998, the aggregate cost of securities for federal income tax purposes was $756,587,833.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 1998, these securities amount to a value of $59,794,786 or 7.3% of net assets.
(c)  Non-income producing.
(d)  As rated by Moody's, Fitch or Duff & Phelps.
(e) Variable or step coupon security; interest rate shown reflects the rate currently in effect.

10                     See Notes to Financial Statements

Phoenix Income and Growth Fund
--------------------------------------------------------------------------------

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 1998


Assets
Investment securities at value
  (Identified cost $756,519,381)                            $ 821,421,401
Cash                                                              162,419
Receivables
 Dividends and interest                                         6,026,333
 Investment securities sold                                     4,036,802
 Fund shares sold                                                 274,562
                                                            -------------
  Total assets                                                831,921,517
                                                            -------------
Liabilities
Payables
 Investment securities purchased                                7,094,876
 Fund shares repurchased                                        1,810,917
 Investment advisory fee                                          476,820
 Distribution fee                                                 395,655
 Transfer agent fee                                               154,341
 Financial agent fee                                               20,656
 Trustees' fee                                                      9,122
Accrued expenses                                                   91,151
                                                            -------------
  Total liabilities                                            10,053,538
                                                            -------------
Net Assets                                                  $ 821,867,979
                                                            =============
Net Assets Consist of:
Capital paid in on shares of beneficial interest            $ 694,290,251
Undistributed net investment income                             2,057,869
Accumulated net realized gain                                  60,617,839
Net unrealized appreciation                                    64,902,020
                                                            -------------
Net Assets                                                  $ 821,867,979
                                                            =============

Class A
Shares of beneficial interest outstanding, $0.0001 par
  value, unlimited authorization
  (Net Assets $459,991,986)                                    45,084,238
Net asset value per share                                   $       10.20
Offering price per share
 $10.20/(1 - 4.75%)                                         $       10.71

Class B
Shares of beneficial interest outstanding, $0.0001 par
  value, unlimited authorization
  (Net Assets $361,875,993)                                    35,407,595
Net asset value per share and offering price per share      $       10.22



                             STATEMENT OF OPERATIONS
                            YEAR ENDED APRIL 30, 1998


Investment Income
Interest                                                $ 28,905,450
Dividends                                                 10,855,681
                                                        ------------
  Total investment income                                 39,761,131
                                                        ------------
Expenses
Investment advisory fee                                    5,877,607
Distribution fee--Class A                                  1,161,545
Distribution fee--Class B                                  3,750,399
Financial agent                                              252,949
Transfer agent                                             1,009,936
Printing                                                      76,480
Custodian                                                     64,627
Registration                                                  22,066
Professional                                                  21,405
Trustees                                                      20,582
Miscellaneous                                                 36,306
                                                        ------------
  Total expenses                                          12,293,902
                                                        ------------
Net investment income                                     27,467,229
                                                        ------------
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on securities                          131,617,279
Net realized loss on foreign currency transactions            (1,242)
Net change in unrealized appreciation (depreciation)
  on investments                                           4,573,207
                                                        ------------
Net gain on investments                                  136,189,244
                                                        ------------
Net increase in net assets resulting from
  operations                                            $163,656,473
                                                        ============



                       See Notes to Financial Statements                      11

Phoenix Income and Growth Fund
--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                                      Year Ended          Year Ended
                                                                                    April 30, 1998      April 30, 1997
                                                                                   ----------------   -----------------
From Operations
 Net investment income                                                              $   27,467,229     $   29,735,468
 Net realized gain                                                                     131,616,037         57,966,956
 Net change in unrealized appreciation (depreciation)                                    4,573,207         (2,222,870)
                                                                                    --------------     --------------
 Increase in net assets resulting from operations                                      163,656,473         85,479,554
                                                                                    --------------     --------------
From Distributions to Shareholders
 Net investment income--Class A                                                        (17,182,669)       (18,481,864)
 Net investment income--Class B                                                        (10,988,112)       (12,058,093)
 Net realized gains--Class A                                                           (54,265,543)       (39,142,002)
 Net realized gains--Class B                                                           (43,432,965)       (31,924,691)
                                                                                    --------------     --------------
 Decrease in net assets from distributions to shareholders                            (125,869,289)      (101,606,650)
                                                                                    --------------     --------------
From Share Transactions
Class A
 Proceeds from sales of shares (2,818,975 and 3,227,767 shares, respectively)           29,110,549         32,305,915
 Net asset value of shares issued from reinvestment of distributions
  (6,091,273 and 4,817,814 shares, respectively)                                        58,628,750         47,024,383
 Cost of shares repurchased (9,627,226 and 11,192,137 shares, respectively)            (99,772,724)      (112,400,718)
                                                                                    --------------     --------------
Total                                                                                  (12,033,425)       (33,070,420)
                                                                                    --------------     --------------
Class B
 Proceeds from sales of shares (2,189,770 and 2,616,679 shares, respectively)           22,255,564         26,139,385
 Net asset value of shares issued from reinvestment of distributions
  (4,402,084 and 3,430,811 shares, respectively)                                        42,377,821         33,531,068
 Cost of shares repurchased (8,764,802 and 7,729,516 shares, respectively)             (90,886,654)       (77,728,213)
                                                                                    --------------     --------------
Total                                                                                  (26,253,269)       (18,057,760)
                                                                                    --------------     --------------
 Decrease in net assets from share transactions                                        (38,286,694)       (51,128,180)
                                                                                    --------------     --------------
 Net decrease in net assets                                                               (499,510)       (67,255,276)
Net Assets
 Beginning of period                                                                   822,367,489        889,622,765
                                                                                    --------------     --------------
 End of period (including undistributed net investment income of $2,057,869 and
  $2,320,683, respectively)                                                         $  821,867,979     $  822,367,489
                                                                                    ==============     ==============


12                     See Notes to Financial Statements

Phoenix Income and Growth Fund
--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
     (Selected data for a share outstanding throughout the indicated period)

                                                                                 Class A
                                                 ------------------------------------------------------------------------
                                                                           Year Ended April 30,
                                                     1998           1997           1996           1995           1994
                                                 ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period                  $9.86         $10.08          $8.88          $9.33        $  9.92
Income from investment operations:
 Net investment income                                 0.38           0.40           0.44           0.46           0.45
 Net realized and unrealized gain (loss)               1.63           0.66           1.22           0.03          (0.08)
                                                  ---------      ---------       --------       --------        -------
   Total from investment operations                    2.01           1.06           1.66           0.49           0.37
                                                  ---------      ---------       --------       --------        -------
Less distributions:
 Dividends from net investment income                 (0.39)         (0.40)         (0.42)         (0.45)         (0.44)
 Dividends from net realized gains                    (1.28)         (0.88)         (0.04)         (0.33)         (0.52)
 In excess of accumulated net realized gains             --             --             --          (0.16)            --
                                                  ---------      ----------      --------       --------       --------
   Total distributions                               ( 1.67)         (1.28)         (0.46)         (0.94)         (0.96)
                                                  ---------      ----------      ---------      ---------       --------
Change in net asset value                              0.34          (0.22)          1.20          (0.45)         (0.59)
                                                  ---------      ---------       --------       --------       --------
Net asset value, end of period                       $10.20          $9.86         $10.08          $8.88          $9.33
                                                  =========      =========       ========       ========       ========
Total return(1)                                       21.87%         10.93%         19.01%          5.95%          3.38%
Ratios/supplemental data:
 Net assets, end of period (thousands)             $459,992       $451,439       $493,454       $490,225       $524,855
Ratio to average net assets of:
 Expenses                                              1.13%          1.18%          1.18%          1.16%          1.23%
 Net investment income                                 3.61%          3.82%          4.39%          5.07%          4.57%
Portfolio turnover                                      155%           111%           107%            90%            88%
Average commission rate paid(2)                     $0.0556        $0.0515            N/A            N/A            N/A

                                                                                 Class B
                                                 ------------------------------------------------------------------------
                                                                           Year Ended April 30,
                                                     1998           1997           1996           1995           1994
                                                 ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period                  $9.87         $10.09          $8.88          $9.32          $9.92
Income from investment operations:
 Net investment income                                 0.30           0.31           0.36           0.39           0.38
 Net realized and unrealized gain (loss)               1.64           0.67           1.23           0.04          (0.08)
                                                   --------       --------       --------       --------       --------
   Total from investment operations                    1.94           0.98           1.59           0.43           0.30
                                                   --------       --------       --------       --------       --------
Less distributions:
 Dividends from net investment income                 (0.31)         (0.32)         (0.34)         (0.38)         (0.38)
 Dividends from net realized gains                    (1.28)         (0.88)         (0.04)         (0.33)         (0.52)
 In excess of accumulated net realized gains             --             --             --          (0.16)            --
                                                   --------       --------       --------       --------       --------
   Total distributions                                (1.59)         (1.20)         (0.38)         (0.87)         (0.90)
                                                   --------       --------       --------       --------       --------
Change in net asset value                              0.35          (0.22)          1.21          (0.44)         (0.60)
                                                   --------       --------       --------       --------       --------
Net asset value, end of period                       $10.22          $9.87         $10.09          $8.88          $9.32
                                                   ========       ========       ========       ========       ========
Total return(1)                                       21.03%         10.05%         18.14%          5.23%          2.62%
Ratios/supplemental data:
 Net assets, end of period (thousands)             $361,876       $370,929       $396,169       $386,515       $378,847
Ratio to average net assets of:
 Expenses                                              1.88%          1.93%          1.93%          1.91%          1.91%
 Net investment income                                 2.86%          3.06%          3.64%          4.32%          3.98%
Portfolio turnover                                      155%           111%           107%            90%            88%
Average commission rate paid(2)                     $0.0556        $0.0515            N/A            N/A            N/A

(1) Maximum sales charge is not reflected in total return calculation.
(2) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

                       See Notes to Financial Statements                     13

PHOENIX INCOME AND GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
April 30, 1998

1. SIGNIFICANT ACCOUNTING POLICIES

     Phoenix Income and Growth Fund (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund's primary investment objective is to invest in a diversified group of securities that are selected for current yield consistent with preservation of capital. The Fund offers both Class A and Class B shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Both classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of the Fund are borne pro rata by the holders of both classes of shares, except that each class bears distribution expenses unique to that class.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. Security valuation:

     Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

B. Security transactions and related income:

     Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. Discounts are amortized to income using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C. Income taxes:

     It is the policy of the Fund to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. Distributions to shareholders:

     Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. Foreign currency translation:

     Foreign securities, other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates, between the date income is accrued and paid, is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

PHOENIX INCOME AND GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
April 30, 1998 (Continued)

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

     As compensation for its services to the Fund, the Investment Adviser, National Securities and Research Corporation, an indirect majority-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL"), is entitled to a fee at an annual rate of 0.70% of the average daily net assets of the Fund for the first $1.0 billion and 0.65% for the second $1.0 billion.

     As Distributor of the Fund's shares, Phoenix Equity Planning Corp. ("PEPCO"), an indirect majority-owned subsidiary of PHL, has advised the Fund that it retained net selling commissions of $43,015 for Class A shares and deferred sales charges of $816,905 for Class B shares for the year ended April 30, 1998. In addition, the Fund pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares and 1.00% for Class B shares of the average daily net assets of the Fund. The Distribution Plan for Class A shares provides for fees to be paid up to a maximum on an annual basis of 0.30%; the Distributor has voluntarily agreed to limit the fee to 0.25%. The Distributor has advised the Fund that of the total amount expensed for the year ended April 30, 1998, $3,121,953 was earned by the Distributor, $1,721,986 was paid to unaffiliated participants and $68,005 was paid to W.S. Griffith, an indirect subsidiary of PHL.

     As Financial Agent of the Fund, PEPCO received a fee for bookkeeping, administration, and pricing services at an annual rate of 0.05% of average daily net assets up to $100 million, 0.04% of average daily net assets of $100 million to $300 million, 0.03% of average daily net assets of $300 million through $500 million, and 0.015% of average daily net assets greater than $500 million; a minimum fee may apply. PEPCO serves as the Fund's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended April 30, 1998, transfer agent fees were $1,009,936 of which PEPCO retained $420,632 which is net of fees paid to State Street.

     At April 30, 1998, PHL and affiliates held 141 Class A shares and 19 Class B shares of the Fund with a combined value of $1,632.


3. PURCHASE AND SALE OF SECURITIES

     Purchases and sales of securities, excluding short-term securities and options, for the year ended April 30, 1998, aggregated $1,233,996,724 and $1,333,344,087, including $254,437,110 and $212,069,259 of U.S. Government and
Agency securities, respectively.


4. POST OCTOBER LOSSES

     Under current tax law, currency losses realized after October 31, 1997 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended April 30, 1998, the Fund deferred foreign currency losses of $549 and was able to utilize losses deferred in the prior year in the amount of $38,947.


5. RECLASSIFICATION OF CAPITAL ACCOUNTS

     In accordance with accounting pronouncements, the Fund has recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of April 30, 1998, the Fund increased capital paid in on shares of beneficial interest by $99,135 and undistributed net investment income by $440,738 and decreased accumulated net realized gains by $539,873.

PHOENIX INCOME AND GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
April 30, 1998 (Continued)

6. SUBSEQUENT EVENT DISCLOSURE

     On May 27, 1998, the Board of Trustees of Phoenix Series Fund unanimously approved an Agreement and Plan of Reorganization relating to the proposed combination of the Phoenix Convertible Fund Series and Phoenix Income and Growth Fund.

     Pursuant to the Agreement, the Convertible Fund will transfer all or substantially all of its assets to the Income and Growth Fund in exchange for shares of the Income and Growth Fund and the assumption by the Income and Growth Fund of certain identified liabilities of the Convertible Fund. Following the exchange, the Convertible Fund will distribute the shares of the Income and Growth Fund to its shareholders pro rata, in liquidation of the Convertible Fund. The effectiveness of these transactions is subject to the satisfaction of a number of conditions, including approval by shareholders of the Convertible Fund.

TAX INFORMATION NOTICE (Unaudited)

Long-Term Capital Gains

     The fund hereby designates $17,384,639 and $41,706,587 at 28% and 20%, respectively, as a long-term capital gain dividend for purposes of the dividend paid deduction on its federal income tax return.

Corporate Dividends Received Deductions

     For federal income tax purposes 15.66% of the ordinary income dividends paid by the Fund qualify for the dividends received deduction for corporate shareholders.




This report is not authorized for distribution to prospective investors in the Phoenix Income & Growth Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

                        REPORT OF INDEPENDENT ACCOUNTANTS





Price Waterhouse LLP                                     [PRICE WATERHOUSE LOGO]



To the Trustees and Shareholders of
Phoenix Income and Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix Income and Growth Fund (the "Fund") at April 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1998 by correspondence with the custodians and brokers, provide a reasonable basis for the opinion expressed above.



/s/ Price Waterhouse LLP



Boston, Massachusetts
June 15, 1998

                         PHOENIX INCOME AND GROWTH FUND


                           PART C--OTHER INFORMATION


Item 24. Financial Statements and Exhibits


     (a) Financial Statements:

      Included in Part A: Financial Highlights


      Included in Part B: Financial Statements and Notes thereto, and Report of Independent Accountants are included in the Annual Report to Shareholders for the year ended April 30, 1998, incorporated by reference.



 (b) Exhibits:



   1.1*     Declaration of Trust of the Registrant, as amended prior to 1994, previously filed, filed via EDGAR herewith and herein incorporated by reference.
   1.2*     Amendment to Declaration of Trust of the Registrant, dated May 24, 1994, filed with Post-Effective
            Amendment No. 10 on August 25, 1994 filed via EDGAR herewith and herein incorporated by reference.
   2.*      By-laws of the Registrant, previously filed and filed via EDGAR herewith, and herein incorporated by reference.
   3.       Not Applicable.
   4.*      Reference is made to Article VI of Registrant's Declaration of Trust, as amended, referred to in Exhibit
            1.1. and 1.2.
   5.1*     Management Agreement between Registrant and National Securities & Research Corporation, dated May
            14, 1993 and assigned to Phoenix Investment Counsel, Inc. effective June 1, 1998, previously filed, filed via EDGAR herewith and herein incorporated by reference.
   5.2*     Amendment to Management Agreement between Registrant and National Securities & Research
            Corporation, dated January 1, 1994 and assigned to Phoenix Investment Counsel, Inc. effective June 1,
            1998, filed with Post-Effective Amendment No. 10 on August 25, 1994 filed via EDGAR herewith and herein incorporated by reference.
   6.1*     Underwriting Agreement between Registrant and Phoenix Equity Planning Corporation ("Equity Planning")
            dated November 19, 1997 filed herewith via EDGAR.
   6.2*     Form of Sales Agreement between Phoenix Equity Planning Corporation and dealers filed via EDGAR herewith.
   6.3*     Form of Supplement to Phoenix Family of Funds Sales Agreement filed via EDGAR herewith.
   6.4*     Form of Financial Institution Sales Contract for the Phoenix Family of Funds filed via EDGAR herewith.
   7.       None.
   8.*      Custodian Contract between Registrant and State Street Bank and Trust Company dated May 1, 1997, filed herewith via EDGAR.
   9.1      Transfer Agency and Service Agreement between Registrant and Equity Planning dated June 1, 1994, filed with Post-Effective Amendment No. 10 on August 25, 1994, filed via EDGAR with Post-Effective
            Amendment No. 13 on August 26, 1997 and herein incorporated by reference.
   9.2*     Sub-transfer Agent Agreement between Equity Planning and State Street Bank and Trust Company dated
            June 1, 1994 filed herewith via EDGAR.
   9.3*     Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning
            Corporation dated November 19, 1997 and filed via EDGAR herewith.
   9.4*     First Amendment to Amended and Restated Financial Agent Agreement between Registrant and Phoenix
            Equity Planning Corporation dated March 23, 1998 and filed via EDGAR herewith.
   9.5*     Second Amendment to Amended and Restated Financial Agent Agreement between Registrant and
            Phoenix Equity Planning Corporation dated July 31, 1998 and filed via EDGAR herewith.
   10.      Opinion as to legality of the shares previously filed, and herein incorporated by reference.
   11.*     Consent of Independent Accountants.
   12.      Not Applicable.
   13.      None.

  14.        None.
  15.1*      Amended and Restated Distribution Plan for Class A Shares effective August 27, 1997, filed herewith via
             EDGAR.
  15.2*      Amended and Restated Distribution Plan for Class B Shares effective August 27, 1997, filed herewith via
             EDGAR.
  16.*       Schedule for computation of yield and effective yield quotations, filed with Post-Effective Amendment
             No. 10 on August 25, 1994 and filed via EDGAR herewith and herein incorporated by reference.
  17.*       Financial Data Schedule filed herewith and reflected on EDGAR as Exhibit 27.
  18.        Powers of attorney, filed via EDGAR with Post-Effective Amendment No. 12 on August 27, 1996 and incorporated by reference.
  19.1*      Amended and Restated Rule 18f-3 Multi-Class Distribution Plan, effective May 1, 1997, filed herewith via
             EDGAR.


-----------
*Filed herewith.


Item 25. Persons Controlled by or Under Common Control With Registrant

     No person is controlled by, or under common control, with the Registrant.


Item 26. Number of Holders of Securities


     As of June 30, 1998, the number of record holders of each class of securities of the Registrant was as follows:




                                                    Number of
Title of Class                                    Record-holders
--------------                                    --------------
      Shares of Beneficial Interest--Class A         23,542
      Shares of Beneficial Interest--Class B         18,108


Item 27. Indemnification

     Registrant's indemnification provision is set forth in Post-Effective Amendment No. 9 filed with the Securities and Exchange Commission on June 30, 1993, and is incorporated herein by reference.


Item 28. Business and Other Connections of Investment Adviser

     See "Management of the Fund" in the Prospectus and "Services of the Adviser" and "Trustees and Officers" of the Statement of Additional Information in which is included in this Post-Effective Amendment.



     For information as to the business, profession, vocation or employment of a substantial nature of directors and officers of Phoenix Investment Counsel, Inc., the Adviser, reference is made to the Adviser's current Form ADV (SEC File No. 801-5995) filed under the Investment Advisers Act of 1940 and incorporated herein by reference.



Item 29. Principal Underwriter


 (a) Equity Planning also serves as the principal underwriter for the following other registrants:

    Phoenix Strategic Allocation Fund, Inc., Phoenix Series Fund, Phoenix Multi-Sector Short Term Bond Fund, Phoenix Multi-Sector Fixed Income Fund, Inc., Phoenix Multi-Portfolio Fund, Phoenix Investment Trust 97, Phoenix California Tax Exempt Bonds, Inc., Phoenix Worldwide Opportunities Fund, Phoenix Strategic Equity Series Fund, Phoenix Equity Series Fund, Phoenix-Aberdeen Series Fund, Phoenix-Engemann Funds, Phoenix-Seneca Funds, Phoenix Duff & Phelps Institutional Mutual Funds, Phoenix Home Life Variable Universal Life Account, Phoenix Home Life Variable Accumulation Account, PHL Variable Accumulation Account, Phoenix Life and Annuity Variable Universal Life Account and PHL Variable Separate Account MVA1.



 (b) Directors and executive officers of Phoenix Equity Planning Corporation are as follows:


Name and                   Position and Offices     Position and Offices
Principal Address          with Distributor         with Registrant
-----------------          --------------------     --------------------
Michael E. Haylon          Director                 Executive Vice President
56 Prospect Street
P.O. Box 150480
Hartford, CT 06115-0480

Name and                     Position and Offices              Position and Offices
Principal Address            with Distributor                  with Registrant
-----------------            --------------------              --------------------
Philip R. McLoughlin         Director and President            Trustee and President
56 Prospect Street
P.O. Box 150480
Hartford, CT 06115-0480
William R. Moyer             Director, Senior Vice             Vice President
100 Bright Meadow Blvd.      President, Chief Financial
P.O. Box 2200                Officer and Treasurer
Enfield, CT 06083-2200
John F. Sharry               Executive Vice President,         Executive Vice President
100 Bright Meadow Blvd.      Retail Distribution
P.O. Box 2200
Enfield, CT 06083-2200
Leonard J. Saltiel           Managing Director,                Vice President
56 Prospect Street           Operations and Service
P.O. Box 150480
Hartford, CT 06115-0480
G. Jeffrey Bohne             Vice President                    Secretary
101 Munson Street
P.O. Box 810
Greenfield, MA 01302-0810
Nancy G. Curtiss             Vice President and Treasurer,     Treasurer
56 Prospect Street           Fund Accounting
P.O. Box 150480
Hartford, CT 06115-0480
Thomas N. Steenburg          Vice President, Counsel           Assistant Secretary
56 Prospect Street           and Secretary
P.O. Box 150480
Hartford, CT 06115-0480
William E. Keen, III         Assistant Vice President,         Vice President
100 Bright Meadow Blvd.      Mutual Fund Regulation
P.O. Box 2200
Enfield, CT 06083-2200
Jacqueline Porter            Assistant Vice President,         Assistant Treasurer
56 Prospect Street           Financial Reporting
P.O. Box 150480
Hartford, CT 06115-0480


     (c) To the best of the Registrant's knowledge, no commissions or other compensation was received by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant's last fiscal year.


Item 30. Location of Accounts and Records


     Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder include Registrant's investment adviser, Phoenix Investment Counsel, Inc.; Registrant's financial agent, transfer agent and principal underwriter, Phoenix Equity Planning Corporation; Registrant's dividend disbursing agent and custodian, State Street Bank and Trust Company. The address of the Secretary of the Trust is 101 Munson Street, Greenfield, Massachusetts 01301; the address of Phoenix Investment Counsel, Inc. is 56 Prospect Street, Hartford, Connecticut 06115-2520; the address of Phoenix Equity Planning Corporation is 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200; the address of the dividend disbursing agent is P.O. Box 8301, Boston, Massachusetts 02266-8301, Attention:
Phoenix Funds, and the address of the custodian is P.O. Box 351, Boston, Massachusetts 02101.



Item 31. Management Services

     Not applicable.

Item 32. Undertakings
 (a) Not applicable.

 (b) Not applicable.

 (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Hartford and State of Connecticut on the 21st day of August, 1998.



                                        PHOENIX INCOME AND GROWTH FUND


ATTEST: /s/ Thomas N. Steenburg          By: /s/ Philip R. McLoughlin
      -------------------------------       -----------------------------------

        Thomas N. Steenburg                  Philip R. McLoughlin, President

         Assistant Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated, on this 21st day of August, 1998:





           Signature              Title
-------------------------------   ----------------------

----------------------------      Trustee
         Robert Chesek*


----------------------------      Trustee
       E. Virgil Conway*


     /s/ Nancy G. Curtiss
----------------------------      Treasurer (principal
        Nancy G. Curtiss          financial and
                                  accounting officer)

----------------------------      Trustee
      Harry Dalzell-Payne*


----------------------------      Trustee
      Francis E. Jeffries*


----------------------------      Trustee and President
       Leroy Keith, Jr.*


     /s/ Philip R. McLoughlin     Trustee and President
----------------------------      (principal executive officer)
      Philip R. McLoughlin


----------------------------      Trustee
      Everett L. Morris*


----------------------------      Trustee
        James M. Oates*


----------------------------      Trustee
      Calvin J. Pedersen*


----------------------------      Trustee
       Herbert Roth, Jr.*
                                  Trustee

----------------------------      Trustee
      Richard E. Segerson*


----------------------------      Trustee
   Lowell P. Weicker, Jr.*


By /s/ Philip R. McLoughlin
     --------------------------
     *Philip R. McLoughlin pursuant to powers of attorney previously filed.

                                     S-1(c)